UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22032

Name of Fund:   BlackRock International Growth and Income Trust (BGY)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:   John M. Perlowski, Chief Executive Officer, BlackRock International

Growth and Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2015, filed with the Securities and Exchange Commission on March 1, 2016 (Accession Number 0001193125-16-488046). The report of independent registered public accounting firm reflects a dual date due to correction of previously issued financial statements, as disclosed within Note 2 to the Financial Statements. For the year ended December 31, 2015, the Distributions in excess of net investment income was overstated by $168,242 within the section “Net Assets Consist of” on the Statements of Assets and Liabilities for BGY. As a result, there was a corresponding understatement of Net Assets within this section. In addition, the Statements of Changes in Net Assets and the Financial Highlights reflected the immaterial error in the Distributions in excess of net investment income and Net Assets amounts, respectively. The affiliated income disclosed in the Notes to the Schedule of Investments was overstated by $168,242 as well. Management elected to revise the financial statements to correct these errors. The corrections have no impact on the amounts previously reported for net investment income, performance or net asset value per share. Except for such corrections, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1 – Report to Stockholders

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Global Opportunities Equity Trust (BOE)

BlackRock Health Sciences Trust (BME)

BlackRock International Growth and Income Trust (BGY)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

December 31, 2015

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.291714	—	—	$1.203286	$1.495000	20%	0%	0%	80%	100%
CII	$0.105411	$0.482959	$0.611630	—	$1.200000	9%	40%	51%	0%	100%
BDJ*	$0.158604	—	—	$0.401796	$0.560400	28%	0%	0%	72%	100%
BOE*	$0.110916	—	—	$1.053084	$1.164000	10%	0%	0%	90%	100%
BME*	—	$1.108540	$5.152536	$0.443360	$6.704436	0%	16%	77%	7%	100%
BGY*	$0.072567	—	—	$0.515433	$0.588000	12%	0%	0%	88%	100%
BCX*	$0.245782	—	—	$0.563418	$0.809200	30%	0%	0%	70%	100%
BST*	$0.034644	—	—	$1.165356	$1.200000	3%	0%	0%	97%	100%
BUI*	$0.446579	$0.285965	$0.380468	$0.338988	$1.452000	31%	20%	26%	23%	100%

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distributed the following fixed amounts per share on a monthly basis as of December 31, 2015:

Exchange Symbol	Amount Per Common Share
BGR	$0.1100
CII	$0.1000
BDJ	$0.0467
BOE	$0.0970
BME	$0.2000
BGY	$0.0490
BCX	$0.0655
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Trust’s Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	DECEMBER 31, 2015

ANNUAL REPORT	DECEMBER 31, 2015	3

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015 while inflationary pressures remained low, investors spent most of the year anticipating a short-term rate hike from the Federal Reserve (the “Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank (“ECB”) and the Bank of Japan moved to a more accommodative stance during the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities. Oil prices were particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Market volatility broadly increased in the middle of 2015, beginning with a sharp, but temporary, selloff in June as Greece’s long-brewing debt troubles came to an impasse. Just as these concerns abated, Chinese equities tumbled amid weakness in the country’s economy. This, combined with a depreciation of the yuan and declining confidence in China’s policymakers, stoked worries about the potential impact to the broader world economy, causing heightened volatility to spread throughout markets globally. Given a dearth of meaningful growth across most of the world, financial markets became more reliant on central bank policies to drive performance. In that vein, risk assets (such as equities and high yield bonds) rallied in October when China’s central bank provided more stimulus, the ECB hinted at further easing, and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, however, the ECB disappointed investors with its subdued policy changes. The Fed’s December rate hike had a positive impact on the markets as it removed a source of uncertainty, but this was counteracted by the dampening effect of a stronger U.S. dollar, falling oil prices and tighter credit conditions.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.15%	1.38%
U.S. small cap equities (Russell 2000® Index)	(8.75)	(4.41)
International equities (MSCI Europe, Australasia, Far East Index)	(6.01)	(0.81)
Emerging market equities (MSCI Emerging Markets Index)	(17.35)	(14.92)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.43	0.91
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	0.65	0.55
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.31	3.32
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.79)	(4.43)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

ANNUAL REPORT	DECEMBER 31, 2015	5

Trust Summary as of December 31, 2015	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

    No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($12.53)[1]	10.53%
Current Monthly Distribution per Common Share[2]	$0.110
Current Annualized Distribution per Common Share[2]	$1.320

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR[1,2]	(31.42)%	(27.47)%
Lipper Natural Resources Funds[3]	(30.07)%	(29.43)%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.
[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Global oil production outstripped demand during 2015, contributing to extreme weakness in oil prices and leading to both elevated volatility and poor performance for the energy sector. In this environment, the Trust’s position in the refining and marketing company Phillips 66 was the leading contributor to performance. Since crude oil is the primary input cost for the refining & marketing industry, lower prices boosted profit margins and enabled the group to outperform the broader energy sector.

•

During the first half of the year, the investment advisor positioned the portfolio for a U-shaped recovery in oil prices. The rationale for this move was the increasing evidence that lower oil prices had compelled energy companies to change their behavior in ways that would lead to a more favorable balance of supply and demand for oil. The Trust achieved this shift by adding to positions in exploration and production (E&P) companies and reducing exposure to lower-beta, more defensive integrated oil & gas companies. The integrated oil and gas companies typically display less sensitivity to the oil price due to their exposure to both upstream (production) and downstream (refining) elements of the supply chain. The E&P companies typically display greater sensitivity to the oil price as they are focused in the upstream elements only. In order to increase the Trust’s oil price sensitivity during the period, we added to our positions in E&P companies Pioneer Natural Resources and Marathon Oil and reduced exposure to integrated oil and gas companies Royal Dutch Shell, Exxon and Chevron. The recovery process proved slower than the advisor anticipated and the oil price continued to weaken during the year (Brent and WTI declined (30.5)% and (33.5)% respectively). Those companies with greater oil price sensitivity declined more than those with less sensitivity to the oil price and as such, the decision to increase the Trust’s sensitivity to oil prices weighed on absolute performance in 2015.

•

The Trust’s investment in Royal Dutch Shell PLC was the largest detractor from absolute returns, owing to both the stock’s large weighting in the portfolio and the market’s negative market reaction to the company’s takeover bid for BG Group PLC. The Trust’s positions in the U.S. E&P companies Marathon Oil Corp., Devon Energy Corp. and Encana Corp. were also notable detractors due to their relatively high sensitivity to oil prices.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The investment advisor retained a bias to higher-quality companies, with an emphasis on those with strong balance sheets, high-quality assets and low costs of production. During the fourth calendar quarter, the investment advisor added to the Trust’s weighting in integrated companies based on its expectation for continued volatility in the broader energy sector.

Describe portfolio positioning at period end.

•	The Trust held its largest allocations in the integrated oil & gas and exploration & production sub-industries, with smaller allocations to oil services, distribution, and refining & marketing stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	DECEMBER 31, 2015

Trust Summary as of December 31, 2015	BlackRock Energy and Resources Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$12.53	$19.95	(37.19)%	$22.79	$12.17
Net Asset Value	$14.05	$21.15	(33.57)%	$21.65	$13.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
Exxon Mobil Corp	11%
Royal Dutch Shell PLC, A Shares — ADR	10
ConocoPhillips	6
Schlumberger Ltd	6
Chevron Corp	5
BG Group PLC	5
Occidental Petroleum Corp	5
EOG Resources, Inc	5
BP PLC	5
Phillips 66	4

*	Excludes option positions and money market funds.

Industry Allocation	12/31/15	12/31/14
Oil, Gas & Consumable Fuels	93%	96%
Energy Equipment & Services	7%	4%

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	7

Trust Summary as of December 31, 2015	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

    No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($14.14)[1]	8.49%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On

	Market Price	Net Asset Value
CII[1,2]	9.86%	4.66%
S&P 500® Index[3]	N/A	1.38%
S&P 500® Value Index[3]	N/A	(3.13)%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.
[3]

In addition to the S&P 500® Value Index, the Trust’s returns are also compared to the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index of large cap U.S. equities. The Trust believes that the S&P 500® Index is a better broad-based representation of the equity markets in which the Trust invests given the current and recent historical positioning of the Trust’s portfolio. The Trust intends to remove the S&P 500® Value Index comparison in future shareholder reports.

N/A—Not applicable as the index does not have a market price

The following discussion relates to the Trust’s relative performance based on the S&P 500® Index:

What factors influenced performance?

•	The Trust generated a positive return through its stock selection across multiple sectors, in particular consumer discretionary, health care and energy.

•

Within consumer discretionary, Orbitz Worldwide, Inc. made the largest contribution to return after industry leader Expedia, Inc. announced it would acquire the company at a premium. Positions in specialty retail and automobiles also contributed in the sector. The Trust’s overweight to managed-care companies proved most advantageous in the health care sector as the companies consistently beat earnings expectations and raised guidance on strong underlying fundamentals, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the broader consolidation trend in the industry. Strength in energy was attributable to both the Trust’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from an overweight in energy services companies, which struggled amid the steep decline in the price of oil.

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Trust’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were leading individual detractors within the Trust for the 12-month period. Elsewhere in the portfolio, zero exposure to internet & catalog retail name Amazon.com Inc. hindered relative returns as the stock more than doubled in the period.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust’s exposure to the consumer staples, health care and IT sectors increased. Reductions were made in several sectors, including consumer discretionary, telecommunication services, industrials and financials.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Trust ended the period with its largest sector overweights in consumer discretionary, health care and IT. The Trust’s most notable underweights were industrials, telecommunication services and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$14.14	$13.97	1.22%	$15.67	$12.52
Net Asset Value	$15.11	$15.67	(3.57)%	$16.38	$14.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
Alphabet, Inc., Class A	4%
JPMorgan Chase & Co.	3
Comcast Corp., Class A	3
CVS Health Corp.	3
Lowe’s Cos., Inc.	3
Home Depot, Inc.	3
Citigroup, Inc.	3
U.S. Bancorp	2
Bank of America Corp.	2
Aetna, Inc.	2

*	Excludes option positions and money market funds.

Sector Allocation	12/31/15	12/31/14
Information Technology	23%	21%
Health Care	18	14
Financials	18	20
Consumer Discretionary	17	20
Consumer Staples	8	3
Industrials	7	9
Energy	5	6
Materials	3	4
Utilities	1	—
Telecommunication Services	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	9

Trust Summary as of December 31, 2015	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($ 7.61)[1]	7.36%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ[1,2]	0.63%	1.10%
Russell 1000® Value Index	N/A	(3.83)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The largest contributors to relative performance came from the Trust’s underweight allocation and stock selection in energy. Notable relative contributors within the sector included an overweight in the refiner Marathon Oil Corp. and the decision not to have a position in the benchmark holding Kinder Morgan, Inc. An under- weight in the exploration & production and oilfield service industries also proved beneficial amid falling crude oil prices. Stock selection in the consumer staples and consumer discretionary sectors also added to relative returns. Within consumer staples, top contributors included a position in the grocery store operator Kroger Co. and an overweight to the tobacco industry. Within consumer discretionary, the Trust’s position in The Home Depot, Inc. outperformed due to stronger than expected sales and earnings growth. In addition, stock selection in industrials, especially an overweight to the aerospace & defense sub-industry, contributed positively.

•	The largest detractor from relative performance came from a combination of stock selection and portfolio allocation decisions in the health care segment. Notably, an overweight in the managed care industry hurt relative returns, as did a lack of holdings in the benchmark companies Cigna Corporation and Humana Inc., both of which benefited from merger & acquisition activity during the period. In addition, a combination of stock selection and allocation decisions in financials detracted from relative return. In particular, stock selection in the insurance industry and an underweight within real estate investment trusts were costly. In financials, an over- weight in American Express Co. also negatively impacted returns. Lastly, a combination of stock selection and an overweight in materials weighed on relative performance.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust’s exposure to the health care sector was increased through the initiation of new positions in the managed care providers UnitedHealth Group, Inc., Anthem, Inc., and Aetna, Inc. Other notable new pur- chases included the consumer discretionary holding Dollar General Corp. and the financials firm American International Group, Inc. Conversely, the Trust reduced exposure to the consumer discretionary sector by exiting its position in VF Corp. and reducing its allocation to Comcast Corp. Lastly, the Trust reduced its financials allocation by exiting positions in The Toronto-Dominion Bank and Fifth Third Bancorp, and by trimming its holdings in American Express Co.

Describe portfolio positioning at period end.

•

The Trust’s largest overweight positions were in the industrials, health care and consumer staples sectors. Conversely, the Trust’s largest underweights were in the information technology, financials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	DECEMBER 31, 2015

Trust Summary as of December 31, 2015	BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$7.61	$8.12	(6.28)%	$8.38	$6.72
Net Asset Value	$8.70	$9.24	(5.84)%	$9.24	$8.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15

JPMorgan Chase & Co.	4%
Wells Fargo & Co.	4
General Electric Co.	3
Citigroup, Inc.	3
Pfizer, Inc.	3
Microsoft Corp.	3
Home Depot, Inc.	3
Exxon Mobil Corp.	3
Raytheon Co.	2
Intel Corp.	2

*	Excludes option positions and money market funds.

Sector Allocation	12/31/15	12/31/14
Financials	27%	27%
Health Care	14	10
Industrials	14	15
Consumer Staples	10	9
Energy	9	9
Consumer Discretionary	7	10
Information Technology	7	7
Utilities	6	6
Materials	4	5
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	11

Trust Summary as of December 31, 2015	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($12.76)[1]	9.12%
Current Monthly Distribution per Common Share[2]	$0.097
Current Annualized Distribution per Common Share[2]	$1.164

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE[1,2]	6.03%	2.28%
MSCI All Country World Index	N/A	(2.36)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Gains for the period were dispersed through seven of ten market sectors, led by stock selection in the information technology (“IT”) and financials segments. Within IT, stock selection in the Internet software & services sub- industry led performance after holdings in Facebook, Inc. performed strongly on the company’s positive earnings momentum, driven by increasing advertising revenue. The investment advisor believes that Facebook’s valuation remains attractive given its growth profile. Within utilities, stock selection in the electric utilities sub-industry was the next largest contributor to the Trust’s performance, as the group generally traded higher on the basis of strong earnings and a positive outlook.

•	The Trust’s position in private company Jasper InfoTech Private Ltd., Series F and Uber Technologies, Inc., Series D contributed positively to performance.
•

Conversely, stock selection in the consumer staples and industrials sectors led detractors for the period. Within consumer staples, stock selection in the tobacco sub-industry hindered returns as shares of ITC Ltd. declined after a steep increase in state taxes in India that is projected to hurt the company’s future earnings potential. The Trust sold the position. Stock selection in the airlines sub-industry was the second largest detractor based on the underperformance of the Trust’s position in American Airlines Group Inc., which was negatively affected by investor concerns regarding over-capacity and increased competition. The Trust continues to hold the shares because of the company’s strong future growth profile following its acquisition of U.S. Airways, and because airlines generally should benefit from significantly lower fuel costs.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust shifted to more defensive stocks in the telecommunication services and utilities sectors, funded by profit taking within the financials and health care sectors. Regionally, these sector decisions resulted in increased exposure to Europe and the emerging markets, and decreased exposure to North America.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Trust ended the period with its largest overweight positions in the IT and consumer discretionary sectors, and underweight positions in the financials and industrials sectors. Regionally, this resulted in overweight positions in Europe and the emerging markets, and underweights in North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Global Opportunities Equity Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$12.76	$13.13	(2.82)%	$14.20	$11.96
Net Asset Value	$14.25	$15.27	(6.68)%	$15.96	$13.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15

McDonald’s Corp.	2%
Cellnex Telecom SAU	2
Citigroup, Inc.	2
Alphabet, Inc., Class C	2
Anheuser-Busch InBev SA NV	1
Worldpay Group PLC	1
Facebook, Inc., Class A	1
MasterCard, Inc., Class A	1
Uber Technologies, Inc., Series D	1
Alibaba Group Holding Ltd. — ADR	1

*	Excludes option positions and money market funds.

Geographic Allocation	12/31/15	12/31/14
United States	53%	55%
United Kingdom	14	8
Japan	5	5
China	3	3
India	3	2
France	2	4
Switzerland	2	3
Spain	2	2
Belgium	2	2
Canada	2	1
Netherlands	1	2
Hong Kong	1	2
Germany	1	3
South Korea	—	2
Other[1]	9	6

[1]

Other includes a 1% holding or less in each of the following countries; Ireland, Taiwan, South Africa, Portugal, Italy, Mexico, Norway, Sweden, Indonesia, Israel, New Zealand, Greece, Peru and Australia.

Net asset value and performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights on page 114.

ANNUAL REPORT	DECEMBER 31, 2015	13

Trust Summary as of December 31, 2015	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($39.35)[1]	6.10%
Current Monthly Distribution per Common Share[2]	$0.20
Current Annualized Distribution per Common Share[2]	$2.40

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME[1,2]	8.87%	10.70%
Russell 3000® Healthcare Index	N/A	7.14%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The Trust generated strong stock selection in all four of the sub-sectors within health care (pharmaceuticals, biotechnology, medical devices & supplies and health care providers & services), with biotechnology leading the way. The gains from biotechnology were broad-based, with a number of holdings — including Receptos, Inc., Ultragenyx Pharmaceutical, Inc., Dyax Corp. and Synageva BioPharma Corp. — benefiting from positive clinical developments and/or being acquired. Favorable clinical developments also boosted the shares of the pharmaceutical stocks Eisai, Inc., Intra-Cellular Therapies, Inc., and Nektar Therapeutics.

•

Many of the Trust’s holdings benefited from solid financial results, including the specialty pharmaceutical stocks Teva Pharmaceuticals Industries Ltd. and Perrigo Co., as well as the medical devices & supplies companies Boston Scientific Corp., DexCom, Inc., Masimo Corp., Becton Dickinson and Co. and Charles River Laboratories International, Inc. Lastly, the Trust’s underweight in several large-cap pharmaceuticals with substantial weightings in the benchmark, including Johnson & Johnson and Merck & Co. Inc., aided relative performance.

•

During a period of strong returns for the health care sector, there were only a handful of detractors from the Trust’s performance. Most notably, the Trust’s overweight allocation in managed care stocks and its stock selection in the health care distributors industry hindered performance. In the latter group, McKesson Corp. detracted after reporting mixed financial results. Other positions that weighed on results included Mallinckrodt PLC (pharmaceuticals), The Cooper Cos., Inc. (medical devices & supplies) and an underweight in the strong performing biotechnology stock Gilead Sciences, Inc. The Trust’s lack of a position in Pharmacyclics, Inc., which was acquired by AbbVie, Inc., also detracted.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a modest impact on performance during the period.

Describe recent portfolio activity.

•

The Trust’s allocations generally remained in line with its allocations at the prior fiscal year-end. The Trust’s weightings in biotechnology and health care providers & services sub-sectors increased slightly, while its weightings in the medical devices & supplies and pharmaceutical sub-sectors declined. These allocations were the by-product of the Trust’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•

The Trust continues to focus on identifying innovative companies. Accordingly, its three largest allocations were to the biotechnology, medical devices & supplies and pharmaceuticals industries, where favorable trends in the innovation cycle have supported positive secular growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Health Sciences Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$39.35	$42.70	(7.85)%	$49.94	$36.45
Net Asset Value	$36.17	$38.61	(6.32)%	$45.09	$35.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
UnitedHealth Group, Inc.	5%
Celgene Corp.	4
Eli Lilly & Co.	4
Medtronic PLC	4
Amgen, Inc.	4
Boston Scientific Corp.	3
Bristol-Myers Squibb Co.	3
Allergan PLC	3
Alexion Pharmaceuticals, Inc.	3
Gilead Sciences, Inc.	2

*	Excludes option positions and money market funds.

Industry Allocation	12/31/15	12/31/14
Biotechnology	33%	30%
Pharmaceuticals	29	34
Health Care Providers & Services	18	14
Health Care Equipment & Supplies	17	18
Life Sciences Tools & Services	2	3
Electronic Equipment, Instruments & Components	1	—
Health Care Technology	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	15

Trust Summary as of December 31, 2015	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($6.24)[1]	9.42%
Current Monthly Distribution per Common Share[2]	$0.049
Current Annualized Distribution per Common Share[2]	$0.588

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY[1,2]	0.90%	(0.61)%
MSCI All Country World Index ex-US	N/A	(5.66)%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Stock selection in the financials and consumer discretionary sectors contributed to performance. Within the financial sectors, stock selection within the diversified banks sub-industry led contributors after shares of HDFC Bank Ltd. traded higher throughout the 12-month period, as the bank continues to take market share from legacy state-owned enterprises in India. Within the consumer discretionary sector, the Trust’s position in Jasper Infotech Private Ltd., Series F, an online marketplace company based in India, was the second-largest individual contributor. The Trust’s investment in Jasper InfoTech Private Ltd., a private company, benefited when additional rounds of funding increased the valuation of the company.

•	Conversely, stock selection within the information technology (“IT”) and health care sectors hindered performance over the period. Within IT, holdings in the

Internet software & services company Baidu, Inc. detracted given the firm’s large share of revenue exposure to China. The Trust exited the position. In health care, stock selection in the pharmaceuticals sub-industry was the next largest detractor after shares of Sanofi detracted due to disappointing earnings results. The investment advisor remains optimistic regarding Sanofi’s cardiovascular drug for cholesterol and the Trust has retained its position there.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

During the 12-month period, exposure to the financials and telecommunication services (“telecom”) sectors was increased, funded by profit taking in the consumer discretionary and health care sectors. Regionally, these sector decisions resulted in increased exposure to Europe and a decreased weighting in emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index ex-US, the Trust ended the period with overweight positions in the telecom and IT sectors, and underweights in materials and utilities. Regionally, the Trust remains overweight in Europe, and underweight in the emerging markets and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock International Growth and Income Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$6.24	$6.74	(7.42)%	$7.60	$5.80
Net Asset Value	$6.94	$7.61	(8.80)%	$8.07	$6.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
AstraZeneca PLC	3%
Roche Holding AG	2
Nestle SA	2
SABMiller PLC	2
Cellnex Telecom SAU	2
China Construction Bank Corp., Class H	2
AIA Group Ltd	2
Worldpay Group PLC	2
Anheuser-Busch InBev SA NV	2
BAE Systems PLC	2

*	Excludes option positions and money market funds.

Geographic Allocation	12/31/15	12/31/14
United Kingdom	25%	19%
Switzerland	9	9
Japan	9	10
France	6	6
India	5	4
China	5	9
Italy	4	2
Ireland	4	5
United States	4	3
Canada	4	6
Germany	4	4
Netherlands	3	4
Spain	2	2
Hong Kong	2	3
Belgium	2	3
Mexico	2	1
Sweden	2	1
South Korea	—	2
Israel	1	2
Other[1]	7	5

[1]	Other includes a 1% holding or less in each of the following countries; New Zealand, Portugal, South Africa, Indonesia, Norway, Taiwan, Australia and Peru.

Net asset value and performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights on page 116.

ANNUAL REPORT	DECEMBER 31, 2015	17

Trust Summary as of December 31, 2015	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($7.11)[1]	11.05%
Current Monthly Distribution per Common Share[2]	$0.0655
Current Annualized Distribution per Common Share[2]	$0.7860

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX[1,2]	(19.47)%	(21.31)%
Lipper Natural Resources Funds[3]	(30.07)%	(29.43)%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.
[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Tyson Foods, Inc., which continued to deliver on its strategy to develop and expand its value-added and branded capabilities, was one of the largest positive contributors to the Trust’s absolute performance in 2015. The company’s profit margins generally outperformed expectations as management’s efforts to improve the quality of its operations, especially in its chicken business, paid off.

•

The Trust’s exposure to the Russian nickel miner MMC Norilsk Nickel PJSC contributed positively to absolute performance during the year. The company benefited from a decline in the perceived political risk in Russia, as well as a reduction in costs stemming from the weakness in the Russian ruble.

•

The mining industry detracted dramatically during the year due to a combination of slow global growth and oversupply in a number of the mined commodities. The sector was also hurt by weakening economic data in China, including a sharp drop in industrial activity and evidence of domestic firms struggling under heavy debt burdens. The Trust’s investment in the diversified miner BHP Billiton Ltd. — which was hurt by both its exposure to falling oil prices and the tragic collapse of a mining dam in Brazil — detracted from performance, as did its position in the copper producer First Quantum Minerals Ltd.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period and helped offset some of the volatility among resources stocks.

Describe recent portfolio activity.

•

At the beginning of 2015, the Trust was positioned with the majority of its investments in agriculture and energy, with the lowest weighting in the mining sector. These allocations were driven by the investment advisor’s views regarding the varying outlooks and relative valuations for the three sectors. This positioning benefited performance in the first half of the year, during which the agriculture sector held up better than the energy and mining sectors.

•

During the third calendar quarter, the investment advisor made significant shifts to the portfolio, taking down its agriculture exposure and substantially increasing its weightings in the energy and mining groups. This adjustment reflected the investment advisor’s view that indiscriminate selling in mining and energy shares had created compelling tactical opportunities.

Describe portfolio positioning at period end.

•	The energy sector was the Trust’s largest allocation, followed by metals & mining and agriculture stocks, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Resources & Commodities Strategy Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$7.11	$ 9.71	(26.78)%	$10.17	$6.59
Net Asset Value	$8.35	$11.67	(28.45)%	$11.75	$8.02

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
Exxon Mobil Corp.	7%
Chevron Corp.	7
Syngenta AG	6
Monsanto Co.	5
BP PLC — ADR	5
ConocoPhillips	4
Alcoa, Inc.	3
BHP Billiton PLC	3
BHP Billiton Ltd. — ADR	3
Iluka Resources Ltd.	3

*	Excludes option positions and money market funds.

Industry Allocation	12/31/15	12/31/14
Oil, Gas & Consumable Fuels	34%	35%
Metals & Mining	32	21
Chemicals	14	23
Food Products	10	9
Paper & Forest Products	3	3
Containers & Packaging	2	—
Real Estate Investment Trusts (REITs)	1	3
Water Utilities	1	2
Other[2]	3	4

[2]

Other includes less than 1% in each of the following industries; Food & Staples Retailing, Energy Equipment & Services, Multi-Utilities, Machinery, Industrial Conglomerates, Commercial Services & Supplies, Auto Components, Construction & Engineering, Electrical Equipment, Independent Power and Renewable Electricity Producers, Building Products, Electric Utilities, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	19

Trust Summary as of December 31, 2015	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($17.31)[1]	6.93%
Current Monthly Distribution per Common Share[2]	$0.10
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST[1,2]	5.36%	8.61%
MSCI World Information Technology Index	N/A	4.76%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A—Not applicable as the index does not have a market price.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Performance for the 12-month period was led by the Trust’s position in Amazon.com, Inc., which rallied on strong revenue growth and margin control, both of which exceeded analysts’ forecasts. The Trust’s investment advisor looks favorably on Amazon.com, Inc.’s long-term opportunities. The second largest individual contributor to performance was the Trust’s position in Facebook, Inc., Class A, as the stock benefited from strong earnings momentum driven by an increase in the company’s advertising revenues.

•

Conversely, the Trust’s position in the Indian language film company Eros International PLC detracted after questions arose concerning the firm’s accounting practices. In addition, the Trust’s position in Oracle Corp. detracted after some investors became skeptical about revenue recognition after discovering aggressive sales incentives. During this time, the

Trust sold out of the stock, but reinvested later in the year after the stock appeared to be undervalued, as the investment advisor is optimistic concerning Oracle’s future growth prospects around cloud computing.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the period.

Describe recent portfolio activity.

•

Over the 12-month period, the Trust added to positions in the software & services and retailing industries, funded by reductions within the semi- conductors & semiconductor equipment and technology hardware & equipment industries. From a regional perspective, the Trust increased exposure to North America and Europe and rotated out of the emerging markets, particularly emerging Asia.

Describe portfolio positioning at period end.

•

Relative to the MSCI World Information Technology Index, the Trust’s positioning reflected a number of themes. These included company-specific software & services opportunities, particularly in China, to capture the proliferation of Internet search demand and e-commerce. In addition, the Trust was overweight in companies successfully transitioning out of declining PC-related industries and into enterprise-driven “big data” initiatives. Lastly, the portfolio included companies the investment advisor views as industry-leading innovators that consistently re-invent their business models.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$17.31	$17.59	(1.59)%	$18.57	$14.30
Net Asset Value	$19.71	$19.43	1.44%	$20.57	$17.77

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
Alphabet, Inc., Class A	7%
Apple, Inc.	5
Facebook, Inc., Class A	5
Microsoft Corp.	4
Amazon.com, Inc.	4
Tencent Holdings Ltd.	3
Visa, Inc., A Shares	3
MasterCard, Inc., Class A	2
Activision Blizzard, Inc.	2
Crown Castle International Corp.	2

*	Excludes option positions and money market funds.

Industry Allocation	12/31/15	12/31/14
Internet Software & Services	26%	25%
Software	20	19
IT Services	13	10
Semiconductors & Semiconductor Equipment	11	17
Technology Hardware, Storage & Peripherals	7	12
Internet & Catalog Retail	6	4
Real Estate Investment Trusts (REITs)	5	1
Media	5	3
Diversified Telecommunication Services	2	1
Electronic Equipment, Instruments & Components	1	3
Household Durables	1	2
Wireless Telecommunication Services	1	2
Other[2]	2	1

[2]

Other includes a 1% holding or less in each of the following industries; Professional Services, Hotels, Restaurants & Leisure, Communications Equipment, Commercial Services & Supplies and Diversified Financial Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	21

Trust Summary as of December 31, 2015	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2015 ($16.78)[1]	8.65%
Current Monthly Distribution per Common Share[2]	$0.121
Current Annualized Distribution per Common Share[2]	$1.452

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2015 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI[1,2]	(12.45)%	(6.09)%
Lipper Utility Funds[3]	(15.83)%	(12.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions.
[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Broadly, U.S. utilities experienced weak performance in 2015, with a rebound in U.S. interest rates and uncertainty over the timing of future Federal Reserve monetary policy actions contributing to poor returns. The largest detractor from absolute returns was the Trust’s exposure to master limited partnerships (“MLPs”) within the oil, gas & consumable fuels industry. Weakness in crude oil prices negatively impacted MLP returns, as did reduced expectations for long-term growth within the industry. Notable MLP detractors included Dominion Midstream Partners LP, Plains All American Pipeline, L.P. and Enbridge Inc. Stock selection in the independent power & renewables and electric utilities industries also hindered absolute returns.

•

The Trust’s position in water utility operator American Water Works Company, Inc. was the largest absolute contributor to performance. Exposure to the transportation infrastructure industry also added to returns, with notable contributions from Atlantia S.p.A. and Transurban Group Ltd. Finally, the Trust’s

allocation to gas utilities and multi-utilities also contributed modestly to portfolio absolute returns.

•

From a country allocation standpoint, the Trust’s international exposure contributed positively to absolute returns. Portfolio holdings based in Italy and Australia performed particularly well during the reporting period.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The Trust increased its transportation infrastructure exposure, by adding to existing positions in Atlantia S.p.A. and Sydney Airport. In utilities, exposure to larger-cap operators including Dominion Resources, Inc., CMS Energy Corporation, and NextEra Energy, Inc. was increased. Finally, the Trust increased its construction & engineering industry allocation by initiating a new position in VINCI SA. Conversely, MLP exposure was reduced, with notable sales including positions in MarkWest Energy Partners, L.P. and TransCanada Corporation.

Describe portfolio positioning at period end.

•

The utilities sector accounted for just over one-half of the Trust’s assets, with holdings weighted toward in the U.S. electric and multi-utilities industries. The Trust also maintained a significant allocation to the industrial sectors, including construction and infrastructure operators, and the sector represented approximately 20% of the portfolio. MLPs also accounted for approximately 20% of the portfolio, with a tilt toward midstream pipeline operators with manageable debt burdens, low capital costs and strong coverage ratios. In view of uncertainty around the pace of U.S. interest rate increases and the changing global backdrop against which Trust holdings operate, the Trust was positioned with an emphasis on investments across multiple geographic and regulatory environments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	DECEMBER 31, 2015

BlackRock Utility and Infrastructure Trust

Market Price and Net Asset Value Per Share Summary

	12/31/15	12/31/14	Change	High	Low
Market Price	$16.78	$20.74	(19.09)%	$20.86	$15.89
Net Asset Value	$19.50	$22.47	(13.22)%	$22.85	$18.44

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	12/31/15
NextEra Energy, Inc.	5%
CMS Energy Corp.	5
Dominion Resources, Inc.	4
Atlantia SpA	4
Duke Energy Corp.	4
Shell Midstream Partners LP	4
American Water Works Co., Inc.	4
Ferrovial SA	3
Dominion Midstream Partners LP	3
Public Service Enterprise Group, Inc.	3

*	Excludes option positions and money market funds.

Industry Allocation	12/31/15	12/31/14
Electric Utilities	23%	21%
Oil, Gas & Consumable Fuels	21	28
Multi-Utilities	20	22
Transportation Infrastructure	17	12
Independent Power and Renewable Electricity Producers	5	4
Construction & Engineering	4	2
Water Utilities	4	3
Real Estate Investment Trusts (REITs)	3	4
Gas Utilities	2	1
Other[2]	1	3

[2]	Other includes a 1% holding or less in each of the following industries; Diversified Telecommunication Services, Wireless Telecommunication Services, Media and Road & Rail.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	DECEMBER 31, 2015	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 7.0%
Halliburton Co. (a)	146,900	$5,000,476
Schlumberger Ltd. (a)	347,424	24,232,824

		29,233,300
Oil, Gas & Consumable Fuels — 92.1%
Anadarko Petroleum Corp.	207,383	10,074,666
BG Group PLC	1,419,110	20,571,313
BP PLC	3,636,000	18,895,257
Cabot Oil & Gas Corp. (a)(b)	385,100	6,812,419
Cairn Energy PLC (c)	2,484,800	5,750,755
Carrizo Oil & Gas, Inc. (a)(c)	122,300	3,617,634
Chevron Corp. (a)	247,300	22,247,108
Cimarex Energy Co. (a)	136,250	12,178,025
ConocoPhillips (a)	577,800	26,977,482
Devon Energy Corp.	334,600	10,707,200
Enbridge, Inc.	508,000	16,888,054
Encana Corp. (a)	836,400	4,249,398
Energen Corp. (a)	89,600	3,672,704
EOG Resources, Inc. (a)	268,600	19,014,194
EQT Corp.	127,500	6,646,575
Exxon Mobil Corp. (a)(b)	581,100	45,296,745
Hess Corp. (a)	275,300	13,346,544
Kosmos Energy Ltd. (a)(c)	728,007	3,785,636
Laredo Petroleum, Inc. (a)(c)(d)	262,000	2,093,380
Marathon Oil Corp. (a)	638,400	8,037,456
Noble Energy, Inc. (a)	247,892	8,163,084
Occidental Petroleum Corp. (a)	292,800	19,796,208
Oil Search Ltd.	1,648,963	8,026,069
Phillips 66 (a)	210,800	17,243,440
Pioneer Natural Resources Co. (a)	104,400	13,089,672
Range Resources Corp.	130,500	3,211,605

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, A Shares — ADR (a)	911,400	$41,733,006
TOTAL SA	307,384	13,780,527

		385,906,156
Total Long-Term Investments (Cost — $521,892,831) — 99.1%		415,139,456

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(f)	5,394,590	5,394,590
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (e)(f)(g)	$945	944,554
Total Short-Term Securities (Cost — $6,339,144) — 1.5%		6,339,144
Total Investments Before Options Written (Cost — $528,231,975) — 100.6%		421,478,600

Options Written
(Premiums Received — $3,279,955) — (0.2)%		(936,806)
Total Investments Net of Options Written — 100.4%		420,541,794
Liabilities in Excess of Other Assets — (0.4)%		(1,560,296)

Net Assets — 100.0%		$418,981,498

Notes to Schedule of Investments
(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of security, is on loan.
(e)	Current yield as of period end.
(f)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	35,462,798	(30,068,208)	5,394,590	$13,774		$252
BlackRock Liquidity Series, LLC Money Market Series	—	$944,554	$944,554	$191,937	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations
ADR	American Depositary Receipts	HKD	Hong Kong Dollar	SEK	Swedish Krona
AUD	Australian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwan Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	REIT	Real Estate Investment Trust	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Exxon Mobil Corp.	Call	1/08/16	USD	82.01	315	$(1,331)
Pioneer Natural Resources Co.	Call	1/08/16	USD	147.00	49	(2,205)
Schlumberger Ltd.	Call	1/08/16	USD	78.00	411	(2,055)
Cabot Oil & Gas Corp.	Call	1/15/16	USD	20.00	350	(16,625)
Carrizo Oil & Gas, Inc.	Call	1/15/16	USD	35.00	125	(2,500)
Chevron Corp.	Call	1/15/16	USD	100.00	53	(292)
Cimarex Energy Co.	Call	1/15/16	USD	125.00	191	(8,595)
ConocoPhillips	Call	1/15/16	USD	55.00	897	(2,691)
Encana Corp.	Call	1/15/16	CAD	10.00	530	(2,298)
Encana Corp.	Call	1/15/16	CAD	13.00	1,700	(7,372)
Energen Corp.	Call	1/15/16	USD	60.00	175	(9,625)
EOG Resources, Inc.	Call	1/15/16	USD	85.00	100	(2,000)
Exxon Mobil Corp.	Call	1/15/16	USD	82.50	549	(6,588)
Halliburton Co.	Call	1/15/16	USD	40.00	513	(1,539)
Hess Corp.	Call	1/15/16	USD	62.50	200	(4,200)
Kosmos Energy Ltd.	Call	1/15/16	USD	7.50	600	(6,000)
Laredo Petroleum, Inc.	Call	1/15/16	USD	14.00	526	(2,630)
Marathon Oil Corp.	Call	1/15/16	USD	16.00	875	(3,500)
Noble Energy, Inc.	Call	1/15/16	USD	40.00	500	(2,500)
Occidental Petroleum Corp.	Call	1/15/16	USD	72.50	467	(11,675)
Pioneer Natural Resources Co.	Call	1/15/16	USD	145.00	10	(250)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/15/16	USD	52.50	850	(4,250)
Chevron Corp.	Call	1/22/16	USD	91.00	350	(71,575)
ConocoPhillips	Call	1/22/16	USD	50.00	415	(20,542)
EOG Resources, Inc.	Call	1/22/16	USD	82.00	429	(4,504)
Exxon Mobil Corp.	Call	1/22/16	USD	80.00	478	(38,479)
Pioneer Natural Resources Co.	Call	1/22/16	USD	150.00	264	(13,200)
Chevron Corp.	Call	1/25/16	USD	93.23	325	(53,081)
EOG Resources, Inc.	Call	1/29/16	USD	82.00	430	(8,600)
Exxon Mobil Corp.	Call	1/29/16	USD	78.00	259	(52,188)
Exxon Mobil Corp.	Call	1/29/16	USD	80.00	480	(52,800)
Chevron Corp.	Call	2/05/16	USD	93.00	75	(15,525)
Chevron Corp.	Call	2/19/16	USD	95.00	62	(10,137)
Marathon Oil Corp.	Call	2/19/16	USD	16.00	200	(5,800)
Noble Energy, Inc.	Call	2/19/16	USD	35.00	384	(48,960)
Phillips 66	Call	2/19/16	USD	92.75	441	(14,944)
Total						$(511,056)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Royal Dutch Shell PLC, A Shares — ADR	Call	Deutsche Bank AG	1/04/16	USD	54.00	56,000	$(1)
BG Group PLC	Call	Deutsche Bank AG	1/07/16	GBP	10.42	53,000	(1,914)
Oil Search Ltd.	Call	Goldman Sachs International	1/07/16	AUD	8.07	364,000	(3)
Cairn Energy PLC	Call	Société Générale	1/08/16	GBP	1.52	22,000	(2,227)
BG Group PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	10.30	100,000	(13,007)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	1.59	135,000	(7,092)
BP PLC	Call	Deutsche Bank AG	1/14/16	GBP	3.93	177,000	(220)
BP PLC	Call	Morgan Stanley & Co. International PLC	1/21/16	GBP	3.96	197,000	(694)
BG Group PLC	Call	Deutsche Bank AG	1/27/16	GBP	10.46	129,000	(25,529)
BG Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	9.80	50,000	(34,400)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	1.58	120,000	(10,589)

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Oil Search Ltd.	Call	Citibank N.A.	1/27/16	AUD	6.16	20,000	$(8,749)
Royal Dutch Shell PLC, A Shares — ADR	Call	Deutsche Bank AG	1/27/16	USD	51.70	88,000	(11,743)
BP PLC	Call	Morgan Stanley & Co. International PLC	1/28/16	GBP	3.96	197,000	(1,601)
TOTAL SA	Call	Bank of America N.A.	1/28/16	EUR	45.80	66,000	(4,982)
BP PLC	Call	UBS AG	2/03/16	GBP	3.66	702,000	(63,664)
BG Group PLC	Call	Morgan Stanley & Co. International PLC	2/04/16	GBP	10.47	50,000	(17,409)
Cairn Energy PLC	Call	Goldman Sachs International	2/04/16	GBP	1.58	120,000	(11,034)
Royal Dutch Shell PLC, A Shares — ADR	Call	UBS AG	2/05/16	USD	50.49	90,000	(35,359)
Oil Search Ltd.	Call	UBS AG	2/09/16	AUD	8.29	200,000	(779)
TOTAL SA	Call	Deutsche Bank AG	2/09/16	EUR	43.36	44,000	(35,915)
BG Group PLC	Call	Deutsche Bank AG	2/10/16	GBP	10.68	100,000	(32,169)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/10/16	GBP	1.43	195,600	(47,653)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/18/16	GBP	1.53	75,000	(11,249)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/23/16	GBP	1.43	130,000	(32,689)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	3/01/16	GBP	1.45	60,000	(15,079)
Total							$(425,750)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	2,108,370	$2,703,505	—	—
Options written	25,936,847	29,429,686	—	—
Options expired	(16,988,135)	(17,055,228)	—	—
Options closed	(7,501,643)	(11,779,540)	—	—
Options exercised	(261)	(18,468)	—	—

Outstanding options at end of year	3,555,178	$3,279,955	—	—

As of period end, the value of portfolio securities subject to covered call options written was $100,825,896.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$936,806	—	—	$936,806

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options written	—	—	$9,459,631	—	—	$9,459,631

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$1,214,201	—	—	$1,214,201

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	27

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$1,449,649

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$936,806

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(511,056)

Total derivative assets and liabilities subject to an MNA	—	$425,750

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 4,982	—	—	—	$ 4,982
Citibank N.A.	8,749	—	—	—	8,749
Deutsche Bank AG	107,491	—	$(107,491)	—	—
Goldman Sachs International	11,037	—	(11,037)	—	—
Morgan Stanley & Co. International PLC	191,462	—	(191,462)	—	—
Société Générale	2,227	—	—	—	2,227
UBS AG	99,802	—	(99,802)	—	—

Total	$425,750	—	$(409,792)	—	$15,958

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$29,233,300	—	—	$29,233,300
Oil, Gas & Consumable Fuels	318,882,235	$67,023,921	—	385,906,156
Short-Term Securities	5,394,590	944,554	—	6,339,144

Total	$353,510,125	$67,968,475	—	$421,478,600

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(441,700)	$(495,106)	—	$(936,806)

[1]	Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$49,322	—	—	$49,322
Liabilities:
Collateral on securities loaned at value	—	$(944,554)	—	(944,554)

Total	$49,322	$(944,554)	—	$(895,232)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	29

Schedule of Investments December 31, 2015	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co. (a)	67,400	$8,393,322
Air Freight & Logistics — 1.2%
FedEx Corp. (a)	55,951	8,336,140
Airlines — 2.0%
Delta Air Lines, Inc. (a)	27,200	1,378,768
Southwest Airlines Co. (a)	217,913	9,383,334
United Continental Holdings, Inc. (a)(b)	43,300	2,481,090

		13,243,192
Auto Components — 2.3%
Goodyear Tire & Rubber Co. (a)	122,900	4,015,143
Lear Corp. (a)	90,100	11,066,983

		15,082,126
Banks — 11.8%
Bank of America Corp. (a)	924,688	15,562,499
Citigroup, Inc. (a)	313,487	16,222,952
JPMorgan Chase & Co. (a)	328,855	21,714,296
SunTrust Banks, Inc. (a)	228,420	9,785,513
U.S. Bancorp. (a)	367,915	15,698,933

		78,984,193
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc. (a)	99,200	9,245,440
Molson Coors Brewing Co., Class B	62,870	5,904,750

		15,150,190
Biotechnology — 2.8%
Amgen, Inc. (a)	82,470	13,387,355
Gilead Sciences, Inc. (a)	55,800	5,646,402

		19,033,757
Building Products — 0.5%
Owens Corning (a)	76,800	3,611,904
Capital Markets — 1.8%
Goldman Sachs Group, Inc. (a)	65,023	11,719,095
Chemicals — 1.5%
Dow Chemical Co. (a)	89,502	4,607,563
Eastman Chemical Co. (a)	76,950	5,194,896

		9,802,459
Communications Equipment — 2.9%
Brocade Communications Systems, Inc. (a)	466,701	4,284,315
Cisco Systems, Inc. (a)	554,922	15,068,907

		19,353,222
Construction & Engineering — 0.9%
AECOM (a)(b)	208,100	6,249,243
Consumer Finance — 0.6%
SLM Corp. (b)	626,546	4,085,080
Containers & Packaging — 0.5%
Packaging Corp. of America	54,943	3,464,156
Electronic Equipment, Instruments & Components — 0.8%
CDW Corp. (a)	102,480	4,308,259
Zebra Technologies Corp., Class A (b)	15,421	1,074,073

		5,382,332
Energy Equipment & Services — 2.2%
Atwood Oceanics, Inc. (a)	170,135	1,740,481
Schlumberger Ltd. (a)	160,699	11,208,755
Weatherford International PLC (b)	177,445	1,488,764

		14,438,000
Food & Staples Retailing — 2.8%
CVS Health Corp. (a)	180,087	17,607,106

Common Stocks	Shares	Value
Food & Staples Retailing (continued)
Kroger Co. (a)	20,488	$857,013

		18,464,119
Food Products — 1.1%
Pilgrim’s Pride Corp. (a)	55,778	1,232,136
Tyson Foods, Inc., Class A (a)	118,486	6,318,858

		7,550,994
Health Care Equipment & Supplies — 0.1%
Medtronic PLC (a)	9,540	733,817
Health Care Providers & Services — 11.9%
Aetna, Inc. (a)	142,808	15,440,401
Centene Corp. (a)(b)	110,000	7,239,100
Cigna Corp. (a)	104,200	15,247,586
Humana, Inc. (a)	37,418	6,679,487
Laboratory Corp. of America Holdings (a)(b)	60,789	7,515,952
McKesson Corp. (a)	36,411	7,181,342
UnitedHealth Group, Inc. (a)	118,520	13,942,693
Universal Health Services, Inc., Class B (a)	50,590	6,044,999

		79,291,560
Hotels, Restaurants & Leisure — 2.4%
Carnival Corp. (a)	269,468	14,680,617
Las Vegas Sands Corp. (a)	33,660	1,475,654

		16,156,271
Household Durables — 1.3%
DR Horton, Inc. (a)	93,648	2,999,545
Lennar Corp., Class A (a)	53,320	2,607,881
NVR, Inc. (b)	942	1,547,706
Toll Brothers, Inc. (a)(b)	44,277	1,474,424

		8,629,556
Industrial Conglomerates — 0.4%
3M Co. (a)	16,029	2,414,609
Insurance — 3.0%
American International Group, Inc. (a)	196,050	12,149,220
Travelers Cos., Inc. (a)	68,048	7,679,897

		19,829,117
Internet & Catalog Retail — 1.0%
Priceline Group, Inc. (a)(b)	5,344	6,813,333
Internet Software & Services — 5.0%
Alphabet, Inc., Class A (a)(b)	31,322	24,368,829
Facebook, Inc., Class A (a)(b)	85,393	8,937,231

		33,306,060
IT Services — 4.6%
Amdocs Ltd. (a)	101,791	5,554,735
Cognizant Technology Solutions Corp., Class A (a)(b)	171,934	10,319,479
DST Systems, Inc. (a)	25,936	2,958,260
MasterCard, Inc., Class A (a)	75,053	7,307,160
Total System Services, Inc.	87,578	4,361,384

		30,501,018
Media — 3.9%
Comcast Corp., Class A (a)	315,605	17,809,590
Omnicom Group, Inc. (a)	63,313	4,790,262
Viacom, Inc., Class B	81,600	3,358,656

		25,958,508
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc. (a)	142,511	5,513,751
Oil, Gas & Consumable Fuels — 3.1%
BP PLC — ADR (a)	202,730	6,337,340

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (a)(c)	5,126	$399,572
Hess Corp.	19,609	950,644
PBF Energy, Inc., Class A	27,626	1,016,913
Suncor Energy, Inc. (a)	272,955	7,042,239
Tesoro Corp. (a)	21,044	2,217,406
Valero Energy Corp. (a)	40,900	2,892,039

		20,856,153
Paper & Forest Products — 0.5%
Domtar Corp.	88,885	3,284,301
Pharmaceuticals — 3.0%
Allergan PLC (a)(b)	14,100	4,406,250
Johnson & Johnson (a)	14,100	1,448,352
Merck & Co., Inc. (a)	4,075	215,239
Pfizer, Inc. (a)	21,781	703,091
Teva Pharmaceutical Industries Ltd. — ADR (a)	201,710	13,240,244

		20,013,176
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp. (a)	116,655	4,018,765
Micron Technology, Inc. (a)(b)	355,100	5,028,216
NVIDIA Corp. (a)	114,700	3,780,512

		12,827,493
Software — 3.9%
Activision Blizzard, Inc. (a)	238,340	9,226,141
Microsoft Corp. (a)(c)	228,284	12,665,196
Oracle Corp. (a)	119,625	4,369,901

		26,261,238
Specialty Retail — 5.9%
Home Depot, Inc. (a)	124,049	16,405,480
Lowe’s Cos., Inc. (a)	221,049	16,808,566
Ross Stores, Inc. (a)	110,390	5,940,086

		39,154,132
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc. (a)	144,567	15,217,122
EMC Corp. (a)	80,972	2,079,361
Western Digital Corp. (a)	118,510	7,116,526

		24,413,009
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)(b)	31,495	1,151,457

Common Stocks	Shares	Value
Tobacco — 2.0%
Altria Group, Inc. (a)	230,785	$13,433,995
Total Common Stocks — 97.9%		652,886,078

Investment Companies
Investment Companies — 0.4%
Utilities Select Sector SPDR Fund	56,700	2,453,976
Total Long-Term Investments (Cost — $670,122,983) — 98.3%		655,340,054

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	15,619,710	15,619,710
Time Deposits	Par (000)
Brown Brothers Harriman & Co., 0.25%, 1/04/16	$320	320,338
Total Short-Term Securities (Cost — $15,940,048) — 2.4%		15,940,048

Options Purchased
(Cost — $607) — 0.0%		550
Total Investments Before Options Written (Cost — $686,063,638) — 100.7%		671,280,652

Options Written
(Premiums Received — $6,490,809) — (0.7)%		(4,940,591)
Total Investments Net of Options Written — 100.0%		666,340,061
Other Assets Less Liabilities — 0.0%		152,020

Net Assets — 100.0%		$666,492,081

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Current yield as of period end.

(e)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,879,452	13,740,258	15,619,710	$28,344		$580
BlackRock Liquidity Series, LLC Money Market Series	$673,750	$(673,750)	—	$10,468	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	31

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Market Value		Contracts	Value
Toll Brothers, Inc.	Call	1/15/16	USD	38.00	55	$550

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Omnicom Group, Inc.	Call	1/04/16	USD	76.00	46	$(2,124)
Public Service Enterprise Group, Inc.	Call	1/04/16	USD	40.90	180	(46)
CDW Corp.	Call	1/05/16	USD	46.01	210	(7)
3M Co.	Call	1/08/16	USD	157.50	105	(1,260)
Activision Blizzard, Inc.	Call	1/08/16	USD	40.00	243	(3,402)
Allergan PLC	Call	1/08/16	USD	317.50	27	(4,995)
Alphabet, Inc., Class A	Call	1/08/16	USD	785.00	110	(63,250)
Altria Group, Inc.	Call	1/08/16	USD	58.50	238	(9,877)
American International Group, Inc.	Call	1/08/16	USD	64.50	400	(2,600)
Amgen, Inc.	Call	1/08/16	USD	162.50	140	(27,650)
Bank of America Corp.	Call	1/08/16	USD	18.00	220	(330)
Cisco Systems, Inc.	Call	1/08/16	USD	27.50	410	(3,485)
Citigroup, Inc.	Call	1/08/16	USD	54.50	178	(356)
Citigroup, Inc.	Call	1/08/16	USD	55.00	79	(237)
Cognizant Technology Solutions Corp., Class A	Call	1/08/16	USD	63.50	250	(3,750)
Comcast Corp., Class A	Call	1/08/16	USD	61.50	360	(1,080)
CVS Health Corp.	Call	1/08/16	USD	96.50	389	(77,411)
DR Horton, Inc.	Call	1/08/16	USD	33.50	249	(2,241)
Exxon Mobil Corp.	Call	1/08/16	USD	82.01	47	(199)
FedEx Corp.	Call	1/08/16	USD	160.00	145	(145)
Humana, Inc.	Call	1/08/16	USD	177.50	93	(29,062)
Intel Corp.	Call	1/08/16	USD	35.50	136	(884)
JPMorgan Chase & Co.	Call	1/08/16	USD	67.00	100	(1,950)
MasterCard, Inc., Class A	Call	1/08/16	USD	97.50	27	(2,511)
Merck & Co., Inc.	Call	1/08/16	USD	54.01	10	(301)
Microsoft Corp.	Call	1/08/16	USD	57.00	226	(2,373)
NVIDIA Corp.	Call	1/08/16	USD	34.00	87	(3,045)
Pfizer, Inc.	Call	1/08/16	USD	34.00	17	(34)
Priceline Group, Inc.	Call	1/08/16	USD	1,317.50	12	(2,700)
Schlumberger Ltd.	Call	1/08/16	USD	78.00	303	(1,515)
Southwest Airlines Co.	Call	1/08/16	USD	47.50	290	(14,500)
Southwest Airlines Co.	Call	1/08/16	USD	50.50	100	(5,000)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/08/16	USD	63.00	73	(20,367)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/08/16	USD	66.50	208	(7,176)
Utilities Select Sector SPDR Fund	Call	1/08/16	USD	43.00	280	(14,840)
Valero Energy Corp.	Call	1/08/16	USD	74.50	110	(1,540)
Western Digital Corp.	Call	1/08/16	USD	69.50	296	(3,256)
Activision Blizzard, Inc.	Call	1/15/16	USD	39.00	610	(42,090)
Aetna, Inc.	Call	1/15/16	USD	110.00	208	(27,352)
Altria Group, Inc.	Call	1/15/16	USD	57.50	234	(28,899)
Amdocs Ltd.	Call	1/15/16	USD	57.50	255	(8,925)
American International Group, Inc.	Call	1/15/16	USD	62.50	580	(44,370)
Amgen, Inc.	Call	1/15/16	USD	160.00	98	(45,815)
Atwood Oceanics, Inc.	Call	1/15/16	USD	12.50	212	(3,180)
Bank of America Corp.	Call	1/15/16	USD	18.00	714	(3,213)
Carnival Corp.	Call	1/15/16	USD	55.00	285	(22,800)
CDW Corp.	Call	1/15/16	USD	45.00	303	(3,030)
Centene Corp.	Call	1/15/16	USD	62.50	275	(118,250)
Centene Corp.	Call	1/15/16	USD	65.00	275	(60,500)
Cigna Corp.	Call	1/15/16	USD	135.00	380	(478,800)

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Cigna Corp.	Call	1/15/16	USD	145.00	141	$(59,150)
Cisco Systems, Inc.	Call	1/15/16	USD	27.00	120	(4,800)
Citigroup, Inc.	Call	1/15/16	USD	55.00	160	(2,000)
Cognizant Technology Solutions Corp., Class A	Call	1/15/16	USD	68.50	100	(88)
CVS Health Corp.	Call	1/15/16	USD	95.00	275	(96,250)
Delta Air Lines, Inc.	Call	1/15/16	USD	50.00	135	(21,532)
DR Horton, Inc.	Call	1/15/16	USD	33.00	119	(3,570)
Eastman Chemical Co.	Call	1/15/16	USD	72.50	102	(1,530)
Eastman Chemical Co.	Call	1/15/16	USD	75.00	117	(1,170)
EMC Corp.	Call	1/15/16	USD	27.00	242	(1,331)
Facebook, Inc., Class A	Call	1/15/16	USD	115.00	153	(842)
FedEx Corp.	Call	1/15/16	USD	150.00	134	(28,609)
Fossil Group, Inc.	Call	1/15/16	USD	39.50	78	(2,535)
Gilead Sciences, Inc.	Call	1/15/16	USD	105.00	120	(6,540)
Goldman Sachs Group, Inc.	Call	1/15/16	USD	190.00	241	(11,086)
Home Depot, Inc.	Call	1/15/16	USD	135.00	310	(18,445)
Humana, Inc.	Call	1/15/16	USD	175.00	93	(47,895)
Intel Corp.	Call	1/15/16	USD	35.00	334	(18,203)
Johnson & Johnson	Call	1/15/16	USD	105.00	60	(1,590)
JPMorgan Chase & Co.	Call	1/15/16	USD	69.01	144	(3,363)
Kroger Co.	Call	1/15/16	USD	41.25	13	(1,365)
Kroger Co.	Call	1/15/16	USD	42.50	13	(520)
Laboratory Corp. of America Holdings	Call	1/15/16	USD	125.00	310	(43,400)
Las Vegas Sands Corp.	Call	1/15/16	USD	47.50	104	(1,872)
Lear Corp.	Call	1/15/16	USD	125.00	249	(36,105)
Lennar Corp., Class A	Call	1/15/16	USD	50.00	133	(7,648)
Lowe’s Cos., Inc.	Call	1/15/16	USD	75.00	86	(15,093)
MasterCard, Inc., Class A	Call	1/15/16	USD	100.00	160	(6,720)
McKesson Corp.	Call	1/15/16	USD	190.00	182	(161,980)
Medtronic PLC	Call	1/15/16	USD	77.50	15	(1,118)
Microsoft Corp.	Call	1/15/16	USD	53.60	262	(56,853)
Microsoft Corp.	Call	1/15/16	USD	55.00	446	(49,729)
NVIDIA Corp.	Call	1/15/16	USD	34.00	200	(10,200)
Omnicom Group, Inc.	Call	1/15/16	USD	75.00	93	(14,415)
Owens Corning	Call	1/15/16	USD	50.00	194	(2,907)
Pfizer, Inc.	Call	1/15/16	USD	34.00	10	(25)
Pilgrim’s Pride Corp.	Call	1/15/16	USD	21.00	140	(19,950)
Pilgrim’s Pride Corp.	Call	1/15/16	USD	22.00	140	(9,100)
Priceline Group, Inc.	Call	1/15/16	USD	1,320.00	7	(4,060)
Raytheon Co.	Call	1/15/16	USD	130.00	82	(1,804)
Ross Stores, Inc.	Call	1/15/16	USD	52.50	210	(43,050)
Ross Stores, Inc.	Call	1/15/16	USD	55.00	210	(13,125)
Southwest Airlines Co.	Call	1/15/16	USD	47.00	70	(1,400)
Southwest Airlines Co.	Call	1/15/16	USD	49.00	630	(3,150)
SunTrust Banks, Inc.	Call	1/15/16	USD	44.00	198	(6,138)
SunTrust Banks, Inc.	Call	1/15/16	USD	45.00	236	(2,714)
Tesoro Corp.	Call	1/15/16	USD	120.00	53	(980)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/15/16	USD	62.50	284	(100,110)
Toll Brothers, Inc.	Call	1/15/16	USD	39.00	110	(1,100)
Travelers Cos., Inc.	Call	1/15/16	USD	115.00	253	(15,180)
Tyson Foods, Inc., Class A	Call	1/15/16	USD	50.00	70	(26,600)
U.S. Bancorp	Call	1/15/16	USD	44.00	246	(5,043)
United Continental Holdings, Inc.	Call	1/15/16	USD	60.00	121	(6,292)
UnitedHealth Group, Inc.	Call	1/15/16	USD	120.00	297	(30,146)
Universal Health Services, Inc., Class B	Call	1/15/16	USD	135.00	95	(2,850)
Aetna, Inc.	Call	1/22/16	USD	109.00	169	(36,927)
Alphabet, Inc., Class A	Call	1/22/16	USD	785.00	28	(40,040)
Altria Group, Inc.	Call	1/22/16	USD	58.00	550	(58,300)
Amgen, Inc.	Call	1/22/16	USD	165.00	100	(25,050)
Apple, Inc.	Call	1/22/16	USD	120.00	344	(2,064)
Bank of America Corp.	Call	1/22/16	USD	18.00	713	(7,130)
Cisco Systems, Inc.	Call	1/22/16	USD	27.50	348	(8,874)
Citigroup, Inc.	Call	1/22/16	USD	55.50	280	(3,780)
Citigroup, Inc.	Call	1/22/16	USD	56.00	80	(840)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	33

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Comcast Corp., Class A	Call	1/22/16	USD	61.00	360	$(2,340)
CVS Health Corp.	Call	1/22/16	USD	97.00	112	(24,752)
Dow Chemical Co.	Call	1/22/16	USD	56.00	93	(2,046)
DR Horton, Inc.	Call	1/22/16	USD	32.50	100	(6,200)
Goodyear Tire & Rubber Co.	Call	1/22/16	USD	33.50	200	(9,000)
Intel Corp.	Call	1/22/16	USD	35.50	86	(3,612)
JPMorgan Chase & Co.	Call	1/22/16	USD	68.50	400	(12,600)
MasterCard, Inc., Class A	Call	1/22/16	USD	99.50	25	(2,050)
Medtronic PLC	Call	1/22/16	USD	78.00	10	(705)
Medtronic PLC	Call	1/22/16	USD	78.50	6	(321)
Merck & Co., Inc.	Call	1/22/16	USD	54.00	5	(205)
Micron Technology, Inc.	Call	1/22/16	USD	16.00	445	(4,005)
Microsoft Corp.	Call	1/22/16	USD	56.00	206	(15,862)
Oracle Corp.	Call	1/22/16	USD	37.50	375	(8,813)
Pfizer, Inc.	Call	1/22/16	USD	33.00	20	(450)
U.S. Bancorp	Call	1/22/16	USD	44.50	210	(3,780)
Valero Energy Corp.	Call	1/22/16	USD	75.00	110	(6,765)
Cognizant Technology Solutions Corp., Class A	Call	1/25/16	USD	66.10	220	(3,821)
Tyson Foods, Inc., Class A	Call	1/25/16	USD	52.00	234	(52,444)
U.S. Bancorp	Call	1/28/16	USD	44.25	285	(11,812)
Activision Blizzard, Inc.	Call	1/29/16	USD	39.00	100	(10,250)
Aetna, Inc.	Call	1/29/16	USD	111.00	169	(29,237)
Aetna, Inc.	Call	1/29/16	USD	113.00	168	(19,068)
Altria Group, Inc.	Call	1/29/16	USD	59.00	131	(9,825)
Apple, Inc.	Call	1/29/16	USD	111.00	377	(58,812)
Bank of America Corp.	Call	1/29/16	USD	18.00	1,825	(23,725)
BP PLC — ADR	Call	1/29/16	USD	31.50	150	(12,825)
Cisco Systems, Inc.	Call	1/29/16	USD	27.00	622	(35,143)
Comcast Corp., Class A	Call	1/29/16	USD	58.00	429	(25,097)
Dow Chemical Co.	Call	1/29/16	USD	54.00	177	(9,912)
Facebook, Inc., Class A	Call	1/29/16	USD	109.00	152	(26,220)
Goodyear Tire & Rubber Co.	Call	1/29/16	USD	33.00	220	(17,050)
Johnson & Johnson	Call	1/29/16	USD	105.00	10	(700)
JPMorgan Chase & Co.	Call	1/29/16	USD	67.50	220	(15,730)
Lowe’s Cos., Inc.	Call	1/29/16	USD	76.00	86	(13,599)
Medtronic PLC	Call	1/29/16	USD	78.00	11	(1,006)
Medtronic PLC	Call	1/29/16	USD	78.50	3	(214)
Oracle Corp.	Call	1/29/16	USD	37.00	2	(101)
Oracle Corp.	Call	1/29/16	USD	39.00	221	(1,768)
Pfizer, Inc.	Call	1/29/16	USD	33.00	20	(590)
Suncor Energy, Inc.	Call	1/29/16	USD	27.50	205	(4,408)
SunTrust Banks, Inc.	Call	1/29/16	USD	44.51	472	(19,854)
Tesoro Corp.	Call	1/29/16	USD	113.00	53	(8,374)
Teva Pharmaceutical Industries Ltd. — ADR	Call	1/29/16	USD	66.50	234	(25,389)
United Continental Holdings, Inc.	Call	1/29/16	USD	61.50	96	(7,200)
UnitedHealth Group, Inc.	Call	1/29/16	USD	120.00	297	(66,825)
SunTrust Banks, Inc.	Call	2/01/16	USD	43.50	236	(21,419)
Activision Blizzard, Inc.	Call	2/05/16	USD	40.50	240	(23,400)
Citigroup, Inc.	Call	2/05/16	USD	55.00	295	(10,915)
CVS Health Corp.	Call	2/05/16	USD	99.50	125	(17,188)
Facebook, Inc., Class A	Call	2/05/16	USD	109.00	121	(28,556)
Merck & Co., Inc.	Call	2/05/16	USD	53.50	5	(505)
Raytheon Co.	Call	2/05/16	USD	127.00	40	(7,860)
Omnicom Group, Inc.	Call	2/10/16	USD	75.01	177	(43,755)
Tyson Foods, Inc., Class A	Call	2/11/16	USD	53.85	221	(38,222)
Intel Corp.	Call	2/12/16	USD	35.50	28	(1,750)
JPMorgan Chase & Co.	Call	2/12/16	USD	69.00	555	(30,803)
Travelers Cos., Inc.	Call	2/17/16	USD	113.30	87	(22,864)
AECOM	Call	2/19/16	USD	30.00	125	(18,125)
AECOM	Call	2/19/16	USD	32.50	127	(6,350)
Allergan PLC	Call	2/19/16	USD	320.00	40	(31,600)
Amgen, Inc.	Call	2/19/16	USD	165.00	75	(36,000)
Atwood Oceanics, Inc.	Call	2/19/16	USD	12.50	212	(6,890)
Bank of America Corp.	Call	2/19/16	USD	18.00	1,148	(29,274)

See Notes to Financial Statements.

34	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Brocade Communications Systems, Inc.	Call	2/19/16	USD	9.00	1,166	$(60,049)
Cisco Systems, Inc.	Call	2/19/16	USD	28.00	348	(17,400)
Citigroup, Inc.	Call	2/19/16	USD	55.00	247	(13,215)
Comcast Corp., Class A	Call	2/19/16	USD	60.00	429	(23,381)
Dow Chemical Co.	Call	2/19/16	USD	55.00	177	(13,983)
Dr. Pepper Snapple Group, Inc.	Call	2/19/16	USD	90.00	310	(159,650)
DST Systems, Inc.	Call	2/19/16	USD	120.00	130	(24,050)
EMC Corp.	Call	2/19/16	USD	26.00	165	(11,468)
Gilead Sciences, Inc.	Call	2/19/16	USD	105.00	160	(36,960)
Home Depot, Inc.	Call	2/19/16	USD	135.00	310	(62,620)
JPMorgan Chase & Co.	Call	2/19/16	USD	67.50	220	(24,750)
NVIDIA Corp.	Call	2/19/16	USD	34.00	287	(41,328)
Owens Corning	Call	2/19/16	USD	49.00	190	(20,900)
Raytheon Co.	Call	2/19/16	USD	130.00	170	(24,990)
Ross Stores, Inc.	Call	2/19/16	USD	55.00	130	(20,150)
U.S. Bancorp.	Call	2/19/16	USD	44.00	696	(42,804)
Total						$(4,006,678)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date		Strike Price	Contracts	Value
AECOM	Call	Deutsche Bank AG	1/06/16	USD	31.97	46,000	$(1,416)
Cisco Systems, Inc.	Call	UBS AG	1/06/16	USD	28.12	92,600	(752)
Kroger Co.	Call	Morgan Stanley & Co. International PLC	1/07/16	USD	36.93	5,000	(24,496)
Tyson Foods, Inc., Class A	Call	Morgan Stanley & Co. International PLC	1/08/16	USD	51.60	6,800	(15,377)
Raytheon Co.	Call	Credit Suisse International	1/11/16	USD	122.19	4,500	(11,525)
U.S. Bancorp.	Call	Citibank N.A.	1/11/16	USD	43.10	40,200	(16,921)
Kroger Co.	Call	Citibank N.A.	1/12/16	USD	37.80	2,600	(10,497)
Molson Coors Brewing Co., Class B	Call	Citibank N.A.	1/12/16	USD	88.10	20,000	(122,182)
SLM Corp.	Call	Credit Suisse International	1/13/16	USD	6.80	103,000	(4,512)
Lowe’s Cos., Inc.	Call	Credit Suisse International	1/20/16	USD	75.83	93,500	(123,653)
Domtar Corp.	Call	Credit Suisse International	1/22/16	USD	41.52	25,000	(625)
Carnival Corp.	Call	Morgan Stanley & Co. International PLC	1/26/16	USD	52.59	60,000	(176,993)
Molson Coors Brewing Co., Class B	Call	JPMorgan Chase Bank N.A.	1/26/16	USD	95.17	11,400	(16,268)
PBF Energy, Inc., Class A	Call	Citibank N.A.	1/26/16	USD	35.64	13,900	(34,524)
Teva Pharmaceutical Industries Ltd. — ADR	Call	Citibank N.A.	1/26/16	USD	64.66	21,000	(43,208)
Universal Health Services, Inc., Class B	Call	Deutsche Bank AG	1/26/16	USD	123.29	6,500	(16,913)
Eastman Chemical Co.	Call	Citibank N.A.	1/27/16	USD	68.78	16,500	(25,439)
Total System Services, Inc.	Call	Deutsche Bank AG	1/27/16	USD	56.91	23,000	(984)
Lear Corp.	Call	Morgan Stanley & Co. International PLC	1/28/16	USD	124.52	20,200	(45,900)
Carnival Corp.	Call	Morgan Stanley & Co. International PLC	1/29/16	USD	53.65	50,000	(103,340)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	2/03/16	USD	40.45	23,900	(7,342)
Total System Services, Inc.	Call	Deutsche Bank AG	2/10/16	USD	55.90	20,700	(4,531)
SLM Corp.	Call	Morgan Stanley & Co. International PLC	2/12/16	USD	6.65	105,000	(24,082)
Amdocs Ltd.	Call	Morgan Stanley & Co. International PLC	2/16/16	USD	55.83	25,500	(28,163)
Domtar Corp.	Call	Credit Suisse International	2/24/16	USD	38.97	25,000	(17,163)
Dr. Pepper Snapple Group, Inc.	Call	Credit Suisse International	2/26/16	USD	93.03	18,500	(57,107)
Total							$(933,913)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	35

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	1,628,393	$6,426,875	—	—
Options written	8,592,991	61,519,687	—	—
Options expired	(4,125,872)	(18,431,536)	—	—
Options closed	(4,908,742)	(40,415,911)	—	—
Options exercised	(264,991)	(2,608,306)	—	—

Outstanding options at end of year	921,779	$6,490,809	—	—

As of period end, the value of portfolio securities subject to covered call options written was $293,444,871.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$550	—	—	$550

Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$4,940,591	—	—	$4,940,591

[1]	Includes options purchased at value as reported in the Schedules of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$7,289,451	—	$7,289,451
Options purchased[1]	—	—	$(59,358)	—	—	(59,358)
Options written	—	—	2,559,328	—	—	2,559,328

Total	—	—	$2,499,970	$7,289,451	—	$9,789,421

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(5,112,006)	—	$(5,112,006)
Options purchased[2]	—	—	$(57)	—	—	(57)
Options written	—	—	2,601,624	—	—	2,601,624
Total	—	—	$2,601,567	$(5,112,006)	—	$(2,510,439)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

36	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average USD amounts purchased	$82,527,637	[1]
Average USD amounts sold	$77,136,317	[1]
Options:
Average value of option contracts purchased	$95,891	[1]
Average value of option contracts written	$4,696,779

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$550	[1]	$4,940,591
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(550)		$(4,006,678)
Total derivative assets and liabilities subject to an MNA	—		$933,913

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Deutsche Bank AG	$31,186	—	—	$(31,186)	—
Citibank N.A.	252,771	—	$(194,875)	—	$ 57,896
Credit Suisse International	214,585	—	—	—	214,585
JPMorgan Chase Bank N.A.	16,268	—	—	—	16,268
Morgan Stanley & Co. International PLC	418,351	—	(160,892)	—	257,459
UBS AG	752	—	—	—	752
Total	$933,913	—	$(355,767)	$(31,186)	$546,960

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$652,886,078	—	—	$652,886,078
Investment Companies	2,453,976	—	—	2,453,976
Short-Term Securities	15,619,710	—	—	15,619,710
Time Deposits	—	$320,338	—	320,338
Options Purchased	550	—	—	550

Total	$670,960,314	$320,338	—	$671,280,652

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(3,708,047)	$(1,232,544)	—	$(4,940,591)

[2] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,189	—	—	$2,189
Cash pledged as collateral for OTC derivatives	420,000	—	—	420,000

Total	$422,189	—	—	$422,189

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

38	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.5%
Honeywell International, Inc. (a)	242,800	$25,146,796
Lockheed Martin Corp. (a)	117,230	25,456,494
Northrop Grumman Corp. (a)	151,200	28,548,072
Raytheon Co. (a)	313,500	39,040,155
United Technologies Corp. (a)	51,600	4,957,212

		123,148,729
Air Freight & Logistics — 1.1%
United Parcel Service, Class B (a)	182,900	17,600,467
Banks — 16.1%
Bank of America Corp. (a)	1,456,600	24,514,578
Citigroup, Inc. (a)	972,200	50,311,350
JPMorgan Chase & Co. (a)(b)	1,041,499	68,770,179
SunTrust Banks, Inc. (a)	672,340	28,803,046
U.S. Bancorp. (a)	656,900	28,029,923
Wells Fargo & Co. (a)(b)	1,187,700	64,563,372

		264,992,448
Beverages — 1.9%
Coca-Cola Co. (a)	417,100	17,918,616
Diageo PLC — ADR (a)	114,600	12,499,422

		30,418,038
Biotechnology — 0.6%
AbbVie, Inc. (a)	153,414	9,088,245
Capital Markets — 2.1%
Goldman Sachs Group, Inc. (a)	69,000	12,435,870
Invesco Ltd.	121,960	4,083,221
Morgan Stanley (a)	539,500	17,161,495

		33,680,586
Chemicals — 2.7%
Dow Chemical Co. (a)	288,800	14,867,424
EI du Pont de Nemours & Co. (a)	368,300	24,528,780
Praxair, Inc. (a)	43,900	4,495,360

		43,891,564
Commercial Services & Supplies — 0.3%
Tyco International PLC (a)	166,500	5,309,685
Communications Equipment — 0.8%
Motorola Solutions, Inc. (a)	190,800	13,060,260
Consumer Finance — 0.4%
American Express Co. (a)	100,600	6,996,730
Diversified Financial Services — 0.9%
CME Group, Inc. (a)	163,700	14,831,220
Diversified Telecommunication Services — 2.0%
BCE, Inc. (a)	115,700	4,468,334
Verizon Communications, Inc. (a)	628,400	29,044,648

		33,512,982
Electric Utilities — 2.5%
Duke Energy Corp. (a)	102,400	7,310,336
Exelon Corp. (a)	264,700	7,350,719
ITC Holdings Corp. (a)	134,000	5,259,500
NextEra Energy, Inc. (a)	201,600	20,944,224

		40,864,779
Electrical Equipment — 0.3%
Rockwell Automation, Inc. (a)	53,400	5,479,374
Energy Equipment & Services — 0.4%
Schlumberger Ltd. (a)	98,300	6,856,425
Food & Staples Retailing — 1.5%
Kroger Co. (a)	591,900	24,759,177

Common Stocks	Shares	Value
Food Products — 1.0%
General Mills, Inc.	82,600	$4,762,716
Mondelez International, Inc., Class A (a)	249,485	11,186,907

		15,949,623
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories (a)	156,800	7,041,888
Becton Dickinson and Co. (a)	73,000	11,248,570

		18,290,458
Health Care Providers & Services — 4.2%
Aetna, Inc. (a)	85,232	9,215,284
Anthem, Inc. (a)	138,600	19,326,384
Quest Diagnostics, Inc. (a)	233,500	16,611,190
UnitedHealth Group, Inc. (a)	208,655	24,546,174

		69,699,032
Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp. (a)	133,600	15,783,504
Household Products — 2.6%
Kimberly-Clark Corp. (a)	77,100	9,814,830
Procter & Gamble Co. (a)	405,920	32,234,107

		42,048,937
Industrial Conglomerates — 3.9%
3M Co. (a)	54,500	8,209,880
General Electric Co. (a)	1,793,900	55,879,985

		64,089,865
Insurance — 6.5%
ACE Ltd	147,600	17,247,060
American International Group, Inc. (a)	366,800	22,730,596
MetLife, Inc. (a)	466,550	22,492,375
Prudential Financial, Inc. (a)	280,200	22,811,082
Travelers Cos., Inc. (a)	185,500	20,935,530

		106,216,643
IT Services — 0.2%
International Business Machines Corp. (a)	26,130	3,596,011
Media — 1.4%
Comcast Corp., Class A (a)	418,400	23,610,312
Multiline Retail — 1.8%
Dollar General Corp. (a)	412,400	29,639,188
Multi-Utilities — 2.7%
CMS Energy Corp. (a)	261,300	9,427,704
Dominion Resources, Inc. (a)	277,500	18,770,100
Public Service Enterprise Group, Inc. (a)	194,300	7,517,467
WEC Energy Group, Inc.	160,100	8,214,731

		43,930,002
Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp. (a)(b)	193,800	17,434,248
ConocoPhillips (a)	119,860	5,596,263
Enbridge, Inc.	212,800	7,074,366
Exxon Mobil Corp. (a)	526,100	41,009,495
Marathon Petroleum Corp. (a)	292,900	15,183,936
Occidental Petroleum Corp. (a)	424,800	28,720,728
Pioneer Natural Resources Co. (a)	61,700	7,735,946
TOTAL SA — ADR (a)	500,500	22,497,475

		145,252,457
Paper & Forest Products — 0.9%
International Paper Co. (a)	370,650	13,973,505
Personal Products — 0.5%
Unilever NV (a)	189,900	8,226,468

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Common Stocks	Shares	Value
Pharmaceuticals — 8.5%
AstraZeneca PLC	125,800	$8,497,507
Bristol-Myers Squibb Co. (a)	216,000	14,858,640
Johnson & Johnson (a)	311,200	31,966,464
Merck & Co., Inc. (a)(b)	665,600	35,156,992
Pfizer, Inc. (a)	1,532,400	49,465,872

		139,945,475
Professional Services — 0.4%
Nielsen Holdings PLC (a)	145,700	6,789,620
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. (a)	244,500	7,330,110
Road & Rail — 0.7%
Union Pacific Corp. (a)	147,000	11,495,400
Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp. (a)	1,096,000	37,757,200
Software — 3.2%
Microsoft Corp. (a)	785,500	43,579,540
Oracle Corp. (a)	244,600	8,935,238

		52,514,778
Specialty Retail — 3.0%
Gap, Inc.	321,000	7,928,700
Home Depot, Inc. (a)	317,300	41,962,925

		49,891,625
Technology Hardware, Storage & Peripherals — 0.6%
Lenovo Group Ltd.	4,646,000	4,717,908
Samsung Electronics Co. Ltd. — GDR	8,900	4,730,350

		9,448,258
Tobacco — 2.2%
Altria Group, Inc. (a)	243,300	14,162,493

Common Stocks	Shares	Value
Tobacco (continued)
Philip Morris International, Inc. (a)	104,300	$9,169,013
Reynolds American, Inc. (a)	262,578	12,117,975

		35,449,481
Water Utilities — 0.9%
American Water Works Co., Inc. (a)	258,600	15,451,350
Total Long-Term Investments (Cost — $1,333,837,560) — 99.9%		1,640,870,011

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	13,770,944	13,770,944
Total Short-Term Securities (Cost — $13,770,944) — 0.8%		13,770,944

Options Purchased
(Cost — $11,076) — 0.0%		4,078
Total Investments Before Options Written (Cost — $1,347,619,580) — 100.7%		1,654,645,033

Options Written
(Premiums Received — $15,748,607) — (0.8)%		(12,401,598)
Total Investments Net of Options Written — 99.9%		1,642,243,435
Other Assets Less Liabilities — 0.1%		1,264,652

Net Assets — 100.0%		$1,643,508,087

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Current yield as of period end.

(d)	During the year ended December 31, 2015, investments in companies considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	23,544,648	(9,773,704)	13,770,944	$26,109		$560
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$36	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

40	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
International Paper Co.	Call	1/15/16	USD	41.50	927	$3,708
Morgan Stanley	Call	1/15/16	USD	35.00	148	370
Total						$4,078

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Public Service Enterprise Group, Inc.	Call	1/04/16	USD	40.90	168	$(43)
American Water Works Co., Inc.	Call	1/05/16	USD	59.01	513	(51,456)
Procter & Gamble Co.	Call	1/07/16	USD	75.16	1,096	(469,316)
Altria Group, Inc.	Call	1/08/16	USD	58.50	476	(19,754)
American Express Co.	Call	1/08/16	USD	72.50	430	(860)
Bank of America Corp.	Call	1/08/16	USD	18.00	269	(404)
Bristol-Myers Squibb Co.	Call	1/08/16	USD	69.50	271	(12,872)
Citigroup, Inc.	Call	1/08/16	USD	54.50	529	(1,058)
Citigroup, Inc.	Call	1/08/16	USD	55.00	192	(576)
CME Group, Inc.	Call	1/08/16	USD	98.50	164	(820)
CME Group, Inc.	Call	1/08/16	USD	99.00	129	(5,805)
Coca-Cola Co.	Call	1/08/16	USD	43.50	783	(10,570)
Dollar General Corp.	Call	1/08/16	USD	69.50	661	(178,470)
Dow Chemical Co.	Call	1/08/16	USD	53.50	282	(2,820)
Exxon Mobil Corp.	Call	1/08/16	USD	82.01	576	(2,434)
General Electric Co.	Call	1/08/16	USD	30.50	1,276	(100,804)
Intel Corp.	Call	1/08/16	USD	35.50	798	(5,187)
International Business Machines Corp.	Call	1/08/16	USD	139.00	84	(5,880)
International Paper Co.	Call	1/08/16	USD	41.00	923	(14,768)
JPMorgan Chase & Co.	Call	1/08/16	USD	67.00	500	(9,750)
McDonald’s Corp.	Call	1/08/16	USD	117.00	66	(13,563)
Merck & Co., Inc.	Call	1/08/16	USD	54.01	518	(15,594)
MetLife, Inc.	Call	1/08/16	USD	52.00	1,070	(53,500)
Microsoft Corp.	Call	1/08/16	USD	57.00	311	(3,266)
Morgan Stanley	Call	1/08/16	USD	34.50	323	(969)
Pfizer, Inc.	Call	1/08/16	USD	34.00	853	(1,706)
Schlumberger Ltd.	Call	1/08/16	USD	78.00	86	(430)
United Technologies Corp.	Call	1/08/16	USD	96.00	152	(14,592)
UnitedHealth Group, Inc.	Call	1/08/16	USD	119.00	206	(17,304)
Verizon Communications, Inc.	Call	1/08/16	USD	46.00	775	(30,225)
Wells Fargo & Co.	Call	1/08/16	USD	55.50	1,059	(13,238)
Weyerhaeuser Co.	Call	1/08/16	USD	31.00	242	(6,050)
BCE, Inc.	Call	1/11/16	USD	43.01	289	(3)
ITC Holdings Corp.	Call	1/13/16	USD	32.70	100	(65,546)
3M Co.	Call	1/15/16	USD	160.00	136	(884)
Altria Group, Inc.	Call	1/15/16	USD	57.50	157	(19,390)
American Express Co.	Call	1/15/16	USD	72.50	223	(2,676)
American International Group, Inc.	Call	1/15/16	USD	62.50	394	(30,141)
Anthem, Inc.	Call	1/15/16	USD	135.00	138	(78,315)
Anthem, Inc.	Call	1/15/16	USD	140.00	141	(32,430)
Bank of America Corp.	Call	1/15/16	USD	18.00	932	(4,194)
Becton Dickinson and Co.	Call	1/15/16	USD	155.00	233	(38,445)
Chevron Corp.	Call	1/15/16	USD	100.00	103	(566)
Citigroup, Inc.	Call	1/15/16	USD	55.00	382	(4,775)
CME Group, Inc.	Call	1/15/16	USD	100.00	98	(490)
CME Group, Inc.	Call	1/15/16	USD	97.50	250	(2,500)
Coca-Cola Co.	Call	1/15/16	USD	44.00	693	(8,316)
Comcast Corp., Class A	Call	1/15/16	USD	60.76	1,050	(4,614)
ConocoPhillips	Call	1/15/16	USD	55.00	234	(702)
Dollar General Corp.	Call	1/15/16	USD	72.50	674	(62,345)
Dominion Resources, Inc.	Call	1/15/16	USD	70.00	693	(10,395)
Duke Energy Corp.	Call	1/15/16	USD	67.50	258	(105,780)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EI du Pont de Nemours & Co.	Call	1/15/16	USD	67.50	919	$(86,845)
Exelon Corp.	Call	1/15/16	USD	28.00	435	(17,400)
Exxon Mobil Corp.	Call	1/15/16	USD	82.50	943	(11,316)
General Electric Co.	Call	1/15/16	USD	30.00	1,807	(228,585)
Goldman Sachs Group, Inc.	Call	1/15/16	USD	190.00	121	(5,566)
Home Depot, Inc.	Call	1/15/16	USD	125.00	200	(157,500)
Home Depot, Inc.	Call	1/15/16	USD	135.00	694	(41,293)
Honeywell International, Inc.	Call	1/15/16	USD	105.00	613	(53,331)
Intel Corp.	Call	1/15/16	USD	35.00	1,990	(108,455)
International Paper Co.	Call	1/15/16	USD	42.00	927	(8,343)
Johnson & Johnson	Call	1/15/16	USD	105.00	580	(15,370)
JPMorgan Chase & Co.	Call	1/15/16	USD	69.01	696	(16,254)
Kimberly-Clark Corp.	Call	1/15/16	USD	125.00	375	(146,250)
Kroger Co.	Call	1/15/16	USD	41.25	584	(61,320)
Kroger Co.	Call	1/15/16	USD	42.50	585	(23,400)
Lockheed Martin Corp.	Call	1/15/16	USD	220.00	303	(53,782)
Marathon Petroleum Corp.	Call	1/15/16	USD	57.50	697	(13,940)
McDonald’s Corp.	Call	1/15/16	USD	115.00	398	(154,225)
Merck & Co., Inc.	Call	1/15/16	USD	52.50	394	(37,824)
Microsoft Corp.	Call	1/15/16	USD	53.60	987	(214,175)
Microsoft Corp.	Call	1/15/16	USD	55.00	976	(108,824)
Mondelez International, Inc., Class A	Call	1/15/16	USD	46.00	268	(9,782)
Morgan Stanley	Call	1/15/16	USD	34.00	785	(5,102)
Morgan Stanley	Call	1/15/16	USD	36.00	148	(296)
Motorola Solutions, Inc.	Call	1/15/16	USD	75.00	477	(7,632)
Nielsen Holdings PLC	Call	1/15/16	USD	47.00	363	(27,225)
Northrop Grumman Corp.	Call	1/15/16	USD	190.00	469	(94,972)
Occidental Petroleum Corp.	Call	1/15/16	USD	72.50	494	(12,350)
Pfizer, Inc.	Call	1/15/16	USD	34.00	555	(1,388)
Philip Morris International, Inc.	Call	1/15/16	USD	85.00	191	(64,940)
Pioneer Natural Resources Co.	Call	1/15/16	USD	145.00	240	(6,000)
Praxair, Inc.	Call	1/15/16	USD	105.00	137	(9,590)
Praxair, Inc.	Call	1/15/16	USD	115.00	148	(740)
Procter & Gamble Co.	Call	1/15/16	USD	77.50	495	(114,097)
Prudential Financial, Inc.	Call	1/15/16	USD	85.00	353	(11,120)
Quest Diagnostics, Inc.	Call	1/15/16	USD	70.00	217	(38,518)
Quest Diagnostics, Inc.	Call	1/15/16	USD	71.00	449	(52,143)
Raytheon Co.	Call	1/15/16	USD	130.00	429	(9,438)
Reynolds American, Inc.	Call	1/15/16	USD	46.25	853	(59,710)
Rockwell Automation, Inc.	Call	1/15/16	USD	106.75	134	(7,508)
SunTrust Banks, Inc.	Call	1/15/16	USD	44.00	1,622	(50,282)
SunTrust Banks, Inc.	Call	1/15/16	USD	45.00	435	(5,002)
TOTAL SA — ADR	Call	1/15/16	USD	47.50	450	(7,875)
Travelers Cos., Inc.	Call	1/15/16	USD	115.00	344	(20,640)
Tyco International PLC	Call	1/15/16	USD	33.00	416	(5,824)
U.S. Bancorp.	Call	1/15/16	USD	44.00	345	(7,072)
UnitedHealth Group, Inc.	Call	1/15/16	USD	120.00	663	(67,294)
Verizon Communications, Inc.	Call	1/15/16	USD	46.00	699	(33,552)
Wells Fargo & Co.	Call	1/15/16	USD	55.00	1,335	(75,428)
Weyerhaeuser Co.	Call	1/15/16	USD	29.00	242	(29,645)
AbbVie, Inc.	Call	1/22/16	USD	60.50	338	(23,660)
Aetna, Inc.	Call	1/22/16	USD	112.00	188	(20,774)
Altria Group, Inc.	Call	1/22/16	USD	58.00	625	(66,250)
American International Group, Inc.	Call	1/22/16	USD	62.00	200	(24,700)
Anthem, Inc.	Call	1/22/16	USD	140.00	250	(75,125)
Bank of America Corp.	Call	1/22/16	USD	18.00	933	(9,330)
Bristol-Myers Squibb Co.	Call	1/22/16	USD	70.00	405	(34,222)
Chevron Corp.	Call	1/22/16	USD	91.00	219	(44,786)
Citigroup, Inc.	Call	1/22/16	USD	55.50	534	(7,209)
Citigroup, Inc.	Call	1/22/16	USD	56.00	192	(2,016)
Coca-Cola Co.	Call	1/22/16	USD	43.50	176	(5,896)
ConocoPhillips	Call	1/22/16	USD	50.00	130	(6,435)
Dollar General Corp.	Call	1/22/16	USD	71.50	727	(121,772)
Dow Chemical Co.	Call	1/22/16	USD	56.00	288	(6,336)
EI du Pont de Nemours & Co.	Call	1/22/16	USD	68.00	922	(109,257)

See Notes to Financial Statements.

42	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Exxon Mobil Corp.	Call	1/22/16	USD	80.00	518	$(41,699)
General Electric Co.	Call	1/22/16	USD	31.00	1,347	(90,922)
Intel Corp.	Call	1/22/16	USD	35.50	682	(28,644)
Johnson & Johnson	Call	1/22/16	USD	103.00	781	(91,768)
JPMorgan Chase & Co.	Call	1/22/16	USD	68.50	209	(6,584)
Marathon Petroleum Corp.	Call	1/22/16	USD	54.50	383	(27,768)
McDonald’s Corp.	Call	1/22/16	USD	118.00	404	(84,436)
Merck & Co., Inc.	Call	1/22/16	USD	54.00	255	(10,455)
Microsoft Corp.	Call	1/22/16	USD	56.00	631	(48,587)
Oracle Corp.	Call	1/22/16	USD	37.50	350	(8,225)
Pfizer, Inc.	Call	1/22/16	USD	33.00	1,510	(33,975)
Philip Morris International, Inc.	Call	1/22/16	USD	88.00	182	(23,569)
Procter & Gamble Co.	Call	1/22/16	USD	79.00	295	(36,875)
U.S. Bancorp.	Call	1/22/16	USD	44.50	362	(6,516)
United Parcel Service, Class B	Call	1/22/16	USD	102.00	85	(1,742)
Verizon Communications, Inc.	Call	1/22/16	USD	46.50	418	(16,093)
Wells Fargo & Co.	Call	1/22/16	USD	55.50	1,478	(75,378)
Weyerhaeuser Co.	Call	1/22/16	USD	32.00	369	(18,450)
Chevron Corp.	Call	1/25/16	USD	93.23	174	(28,419)
Procter & Gamble Co.	Call	1/25/16	USD	74.75	260	(121,160)
American Water Works Co., Inc.	Call	1/26/16	USD	59.01	422	(63,173)
CMS Energy Corp.	Call	1/26/16	USD	35.50	135	(20,553)
Honeywell International, Inc.	Call	1/26/16	USD	103.51	601	(118,085)
U.S. Bancorp.	Call	1/28/16	USD	44.25	725	(30,049)
3M Co.	Call	1/29/16	USD	160.00	136	(7,548)
AbbVie, Inc.	Call	1/29/16	USD	60.50	337	(34,542)
Aetna, Inc.	Call	1/29/16	USD	111.00	95	(16,435)
Aetna, Inc.	Call	1/29/16	USD	113.00	96	(10,896)
Altria Group, Inc.	Call	1/29/16	USD	59.00	324	(24,300)
American International Group, Inc.	Call	1/29/16	USD	63.00	689	(64,077)
Anthem, Inc.	Call	1/29/16	USD	146.00	233	(37,396)
Bank of America Corp.	Call	1/29/16	USD	18.00	1,969	(25,597)
Bristol-Myers Squibb Co.	Call	1/29/16	USD	70.00	405	(48,195)
Citigroup, Inc.	Call	1/29/16	USD	53.50	620	(40,610)
CME Group, Inc.	Call	1/29/16	USD	95.00	178	(9,790)
Coca-Cola Co.	Call	1/29/16	USD	43.50	352	(14,960)
Comcast Corp., Class A	Call	1/29/16	USD	58.00	520	(30,420)
Dow Chemical Co.	Call	1/29/16	USD	54.00	296	(16,576)
Exxon Mobil Corp.	Call	1/29/16	USD	78.00	75	(15,112)
Exxon Mobil Corp.	Call	1/29/16	USD	80.00	518	(56,980)
Johnson & Johnson	Call	1/29/16	USD	105.00	195	(13,650)
JPMorgan Chase & Co.	Call	1/29/16	USD	67.00	500	(45,250)
JPMorgan Chase & Co.	Call	1/29/16	USD	67.50	529	(37,824)
Kimberly-Clark Corp.	Call	1/29/16	USD	126.00	126	(54,877)
Marathon Petroleum Corp.	Call	1/29/16	USD	54.50	384	(38,400)
Merck & Co., Inc.	Call	1/29/16	USD	52.50	393	(51,680)
Merck & Co., Inc.	Call	1/29/16	USD	53.00	395	(39,302)
MetLife, Inc.	Call	1/29/16	USD	49.50	480	(30,960)
Mondelez International, Inc., Class A	Call	1/29/16	USD	45.00	268	(32,953)
Oracle Corp.	Call	1/29/16	USD	37.00	92	(4,646)
Oracle Corp.	Call	1/29/16	USD	39.00	351	(2,808)
Pfizer, Inc.	Call	1/29/16	USD	33.00	744	(21,948)
Philip Morris International, Inc.	Call	1/29/16	USD	88.50	304	(38,152)
SunTrust Banks, Inc.	Call	1/29/16	USD	44.51	870	(36,596)
Union Pacific Corp.	Call	1/29/16	USD	80.50	477	(58,671)
United Parcel Service, Class B	Call	1/29/16	USD	101.00	87	(3,698)
UnitedHealth Group, Inc.	Call	1/29/16	USD	120.00	663	(149,175)
Wells Fargo & Co.	Call	1/29/16	USD	55.00	731	(61,770)
Wells Fargo & Co.	Call	1/29/16	USD	56.00	667	(31,016)
Weyerhaeuser Co.	Call	1/29/16	USD	30.50	369	(20,295)
SunTrust Banks, Inc.	Call	2/01/16	USD	43.50	435	(39,479)
Dominion Resources, Inc.	Call	2/03/16	USD	68.28	694	(75,223)
Becton Dickinson and Co.	Call	2/05/16	USD	155.01	132	(41,618)
Chevron Corp.	Call	2/05/16	USD	93.00	180	(37,260)
Citigroup, Inc.	Call	2/05/16	USD	55.00	200	(7,400)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Merck & Co., Inc.	Call	2/05/16	USD	53.50	650	$(65,650)
Microsoft Corp.	Call	2/05/16	USD	57.00	1,023	(128,386)
Raytheon Co.	Call	2/05/16	USD	127.00	161	(31,638)
TOTAL SA — ADR	Call	2/05/16	USD	50.01	515	(9,047)
United Parcel Service, Class B	Call	2/05/16	USD	98.50	371	(55,279)
Prudential Financial, Inc.	Call	2/08/16	USD	81.25	695	(173,488)
NextEra Energy, Inc.	Call	2/11/16	USD	103.50	188	(47,847)
Duke Energy Corp.	Call	2/12/16	USD	70.50	254	(44,354)
Intel Corp.	Call	2/12/16	USD	35.50	399	(24,938)
JPMorgan Chase & Co.	Call	2/12/16	USD	69.00	677	(37,574)
Lockheed Martin Corp.	Call	2/12/16	USD	219.00	283	(131,194)
Diageo PLC — ADR	Call	2/16/16	USD	111.25	744	(149,696)
Travelers Cos., Inc.	Call	2/17/16	USD	113.30	171	(44,939)
Rockwell Automation, Inc.	Call	2/18/16	USD	105.75	134	(24,338)
Abbott Laboratories	Call	2/19/16	USD	46.00	783	(61,074)
AbbVie, Inc.	Call	2/19/16	USD	60.00	92	(15,870)
Bank of America Corp.	Call	2/19/16	USD	18.00	992	(25,296)
Chevron Corp.	Call	2/19/16	USD	95.00	293	(47,906)
Citigroup, Inc.	Call	2/19/16	USD	55.00	376	(20,116)
Coca-Cola Co.	Call	2/19/16	USD	44.00	707	(35,350)
Comcast Corp., Class A	Call	2/19/16	USD	60.00	522	(28,449)
Dow Chemical Co.	Call	2/19/16	USD	52.50	282	(47,940)
Dow Chemical Co.	Call	2/19/16	USD	55.00	296	(23,384)
Exelon Corp.	Call	2/19/16	USD	29.00	188	(7,520)
General Electric Co.	Call	2/19/16	USD	31.00	4,540	(404,060)
Home Depot, Inc.	Call	2/19/16	USD	135.00	694	(140,188)
Intel Corp.	Call	2/19/16	USD	36.00	1,611	(76,522)
ITC Holdings Corp.	Call	2/19/16	USD	40.00	570	(108,300)
JPMorgan Chase & Co.	Call	2/19/16	USD	67.50	529	(59,512)
Merck & Co., Inc.	Call	2/19/16	USD	55.00	724	(43,802)
Mondelez International, Inc., Class A	Call	2/19/16	USD	47.00	270	(21,195)
Nielsen Holdings PLC	Call	2/19/16	USD	49.00	366	(32,025)
Procter & Gamble Co.	Call	2/19/16	USD	82.50	493	(24,404)
Prudential Financial, Inc.	Call	2/19/16	USD	85.00	352	(48,400)
Quest Diagnostics, Inc.	Call	2/19/16	USD	75.00	151	(12,080)
Raytheon Co.	Call	2/19/16	USD	125.00	391	(131,962)
Reynolds American, Inc.	Call	2/19/16	USD	47.50	853	(72,505)
TOTAL SA — ADR	Call	2/19/16	USD	49.78	515	(17,095)
U.S. Bancorp.	Call	2/19/16	USD	44.00	1,134	(69,741)
Unilever NV	Call	2/19/16	USD	45.00	412	(26,780)
United Parcel Service, Class B	Call	2/19/16	USD	100.00	371	(45,633)
Verizon Communications, Inc.	Call	2/19/16	USD	47.00	1,250	(59,375)
Total						$(9,629,584)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
CMS Energy Corp.	Call	Credit Suisse International	1/06/16	USD	35.55	27,000	$(18,532)
Kroger Co.	Call	Morgan Stanley & Co. International PLC	1/07/16	USD	36.93	151,000	(739,781)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/08/16	GBP	42.44	63,000	(314,990)
Mondelez International, Inc., Class A	Call	Morgan Stanley & Co. International PLC	1/11/16	USD	46.40	81,500	(19,139)
NextEra Energy, Inc.	Call	Morgan Stanley & Co. International PLC	1/11/16	USD	102.50	18,600	(40,372)
Raytheon Co.	Call	Credit Suisse International	1/11/16	USD	122.19	62,300	(159,562)
U.S. Bancorp.	Call	Citibank N.A.	1/11/16	USD	43.10	71,800	(30,221)
Unilever NV	Call	Citibank N.A.	1/11/16	USD	45.50	41,000	(2,778)
CMS Energy Corp.	Call	Credit Suisse International	1/12/16	USD	35.55	27,000	(29,981)
Kroger Co.	Call	Citibank N.A.	1/12/16	USD	37.80	116,800	(471,546)
Travelers Cos., Inc.	Call	Morgan Stanley & Co. International PLC	1/12/16	USD	113.25	69,000	(125,915)
American Water Works Co., Inc.	Call	Morgan Stanley & Co. International PLC	1/14/16	USD	57.55	35,800	(84,915)
Lenovo Group Ltd.	Call	Bank of America N.A.	1/14/16	HKD	8.95	574,000	(1,475)
WEC Energy Group, Inc.	Call	Goldman Sachs International	1/14/16	USD	51.99	23,800	(12,682)
Lenovo Group Ltd.	Call	Bank of America N.A.	1/21/16	HKD	8.09	580,000	(11,943)
Northrop Grumman Corp.	Call	Morgan Stanley & Co. International PLC	1/25/16	USD	187.60	54,200	(247,073)

See Notes to Financial Statements.

44	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
TOTAL SA — ADR	Call	Deutsche Bank AG	1/25/16	USD	50.39	40,000	$(3,126)
Unilever NV	Call	UBS AG	1/25/16	USD	44.44	41,200	(21,825)
General Mills, Inc.	Call	Credit Suisse International	1/26/16	USD	58.26	54,000	(31,548)
NextEra Energy, Inc.	Call	Credit Suisse International	1/27/16	USD	102.19	63,400	(196,617)
Lenovo Group Ltd.	Call	Bank of America N.A.	1/28/16	HKD	8.84	584,000	(2,771)
CMS Energy Corp.	Call	Citibank N.A.	2/03/16	USD	36.29	63,200	(81,194)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	2/03/16	USD	40.45	15,300	(4,700)
WEC Energy Group, Inc.	Call	Citibank N.A.	2/08/16	USD	50.81	56,200	(93,041)
TOTAL SA — ADR	Call	Morgan Stanley & Co. International PLC	2/26/16	USD	48.80	43,500	(26,287)
Total							$(2,772,014)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	3,032,339	$14,525,930	—	—
Options written	17,082,653	121,576,680	1,160	$32,506
Options expired	(5,962,580)	(34,078,116)	(990)	(28,943)
Options closed	(10,930,836)	(85,801,646)	(170)	(3,563)
Options exercised	(150,203)	(474,241)	—	—

Outstanding options at end of year	3,071,373	$15,748,607	—	—

As of period end, the value of portfolio securities subject to covered call options written was $751,058,342.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$4,078	—	—	$4,078
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$12,401,598	—	—	$12,401,598

[1]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$(14,554)	—	—	$(14,554)
Options written	—	—	2,794,489	—	—	2,794,489
Total	—	—	$2,779,935	—	—	$2,779,935

[1]	Options purchased are included in net realized gain (loss) from investment.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[1]	—	—	$(6,998)	—	—	$(6,998)
Options written	—	—	5,212,149	—	—	5,212,149
Total	—	—	$5,205,151	—	—	$5,205,151

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$50,422
Average value of option contracts written	$9,661,459

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$4,078	[1]	$12,401,598
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,078)		(9,629,584)
Total derivative assets and liabilities subject to an MNA	—		$2,772,014

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$16,189	—	—	—	$16,189
Citibank N.A.	678,780	—	$(580,780)	$(98,000)	—
Credit Suisse International	436,240	—	(436,240)	—	—
Deutsche Bank AG	7,826	—	(7,826)	—	—
Goldman Sachs International	12,682	—	(12,682)	—	—
Morgan Stanley & Co. International PLC	1,598,472	—	(1,598,472)	—	—
UBS AG	21,825	—	—	—	$21,825
Total	$2,772,014	—	$(2,636,000)	$(98,000)	$38,014

[1]	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

46	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,632,372,504	$8,497,507	—	$1,640,870,011
Short-Term Securities	13,770,944	—	—	13,770,944
Options Purchased	4,078	—	—	4,078

Total	$1,646,147,526	$8,497,507	—	$1,654,645,033

[1] See above Schedule of Investments for values in each industry, excluding Level 2, Pharmaceuticals, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(7,394,678)	$(5,006,920)	—	$(12,401,598)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,836	—	—	$1,836
Cash pledged as collateral for OTC derivatives	98,000	—	—	98,000

Total	$99,836	—	—	$99,836

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments December 31, 2015	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Ensogo Ltd. (a)	418,198	$639,954
Belgium — 1.5%
Anheuser-Busch InBev SA NV	118,159	14,704,641
Canada — 1.5%
Element Financial Corp. (b)	281,500	3,397,449
Encana Corp. (b)	905,700	4,601,482
Royal Bank of Canada (b)	122,400	6,559,196

		14,558,127
China — 3.2%
Alibaba Group Holding Ltd. — ADR (a)(b)	145,780	11,847,541
China Construction Bank Corp., Class H	13,704,000	9,348,158
CRRC Corp. Ltd., Class H	4,209,000	5,170,597
JD.com, Inc. — ADR (a)(b)	160,300	5,172,080

		31,538,376
France — 2.4%
Amundi SA (a)(c)	73,300	3,439,684
Societe Generale SA	112,031	5,162,657
Unibail-Rodamco SE	36,690	9,316,786
Vivendi SA	295,950	6,356,167

		24,275,294
Germany — 0.9%
Daimler AG	91,770	7,667,792
Scout24 AG (a)(c)	40,986	1,466,538

		9,134,330
Hong Kong — 1.1%
AIA Group Ltd.	1,806,500	10,793,988
India — 1.7%
Bharti Infratel Ltd.	1,032,544	6,681,637
HDFC Bank Ltd.	490,682	9,834,475

		16,516,112
Indonesia — 0.6%
Matahari Department Store Tbk PT	4,378,823	5,543,302
Ireland — 1.3%
Green REIT PLC	4,694,157	8,123,988
Shire PLC — ADR (b)	25,560	5,239,800

		13,363,788
Israel — 0.5%
Teva Pharmaceutical Industries Ltd. — ADR (b)	74,500	4,890,180
Italy — 0.7%
Eni SpA	445,200	6,614,906
Japan — 5.1%
Alps Electric Co. Ltd.	179,500	4,950,643
FANUC Corp.	35,800	6,167,977
Mitsubishi Estate Co. Ltd.	388,000	8,067,813
Nintendo Co. Ltd.	46,600	6,407,971
Panasonic Corp.	457,500	4,637,912
SMC Corp.	19,500	5,064,811
SoftBank Group Corp.	144,000	7,267,738
Sumitomo Mitsui Financial Group, Inc.	200,200	7,555,758

		50,120,623
Mexico — 0.6%
Fomento Economico Mexicano SAB de CV — ADR	70,600	6,519,910
Netherlands — 1.2%
InterXion Holding NV (a)	144,300	4,350,645
Koninklijke Philips NV	304,440	7,770,650

		12,121,295

Common Stocks	Shares	Value
New Zealand — 0.5%
Xero Ltd. (a)	350,000	$4,728,593
Norway — 0.6%
Statoil ASA	439,260	6,126,260
Peru — 0.4%
Credicorp Ltd. (b)	45,079	4,387,088
Portugal — 0.8%
Galp Energia SGPS SA	672,400	7,833,474
South Africa — 0.9%
Naspers Ltd., N Shares	66,150	9,041,668
Spain — 1.9%
Cellnex Telecom SAU (c)	1,004,378	18,778,916
Sweden — 0.6%
Nordea Bank AB	531,258	5,828,835
Switzerland — 2.2%
Adecco SA	90,700	6,207,757
Roche Holding AG	30,320	8,401,927
UBS Group AG	366,789	7,148,284

		21,757,968
Taiwan — 1.3%
Catcher Technology Co. Ltd.	327,000	2,726,009
Largan Precision Co. Ltd.	64,000	4,422,930
Taiwan Semiconductor Manufacturing Co. Ltd.	1,416,000	6,108,966

		13,257,905
United Kingdom — 13.6%
AstraZeneca PLC	165,700	11,192,663
Atlassian Corp. PLC, Class A (a)	81,700	2,457,536
BAE Systems PLC	1,150,970	8,474,085
BG Group PLC	316,000	4,580,712
Crest Nicholson Holdings PLC	662,002	5,424,208
Delphi Automotive PLC (b)	124,510	10,674,242
Diageo PLC	369,800	10,098,469
GlaxoSmithKline PLC	292,400	5,905,299
Lloyds Banking Group PLC	9,380,140	10,093,043
Metro Bank PLC (Acquired 1/15/14, Cost $5,768,771) (a)(d)	271,008	5,237,738
Nomad Foods Ltd. (a)	813,129	9,594,922
Prudential PLC	327,860	7,386,562
SABMiller PLC	149,200	8,925,798
Unilever PLC	243,900	10,461,459
Vodafone Group PLC — ADR (b)	286,910	9,255,717
Worldpay Group PLC (a)(c)	3,208,300	14,534,380

		134,296,833
United States — 51.7%
Adobe Systems, Inc. (a)(b)	91,820	8,625,571
Allergan PLC (a)(b)	15,700	4,906,250
Alphabet, Inc., Class A (a)(b)	13,714	10,669,629
Alphabet, Inc., Class C (a)(b)	23,652	17,949,030
Altria Group, Inc. (b)	178,910	10,414,351
Amazon.com, Inc. (a)(b)	11,060	7,475,343
American Airlines Group, Inc. (b)	153,730	6,510,465
Amgen, Inc. (b)	48,400	7,856,772
Apple, Inc. (b)	76,400	8,041,864
Aramark	284,920	9,188,670
Assured Guaranty Ltd. (b)	266,900	7,054,167
Autodesk, Inc. (a)(b)	132,510	8,073,834
BankUnited, Inc.	217,563	7,845,322
Becton Dickinson and Co. (b)	31,550	4,861,539
Best Buy Co., Inc.	171,810	5,231,615
Boston Scientific Corp. (a)(b)(e)	557,387	10,278,216

See Notes to Financial Statements.

48	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Common Stocks	Shares	Value
United States (continued)
Bristol-Myers Squibb Co. (b)	160,710	$11,055,241
Carnival Corp.	67,300	3,666,504
Celgene Corp. (a)(b)	70,300	8,419,128
Charles River Laboratories International, Inc. (a)	6,968	560,158
Cigna Corp. (b)	34,000	4,975,220
Citigroup, Inc. (b)(e)	348,910	18,056,094
Comcast Corp., Class A (b)(e)	176,200	9,942,966
Concho Resources, Inc. (a)(b)	77,330	7,180,864
Crown Holdings, Inc. (a)	174,370	8,840,559
Discover Financial Services (b)	112,500	6,032,250
Eastman Chemical Co. (b)	97,090	6,554,546
Eli Lilly & Co. (b)	88,310	7,441,001
Energy Transfer Partners LP (b)	163,500	5,514,855
EOG Resources, Inc. (b)	105,370	7,459,142
Facebook, Inc., Class A (a)(b)	129,800	13,584,868
FirstEnergy Corp. (b)	309,600	9,823,608
Hain Celestial Group, Inc. (a)(b)	105,362	4,255,571
Hartford Financial Services Group, Inc. (b)	232,330	10,097,062
Hortonworks, Inc. (a)(b)(e)	448,047	9,812,229
Humana, Inc. (b)	29,600	5,283,896
Kennedy-Wilson Holdings, Inc.	384,748	9,264,732
Lam Research Corp. (b)	68,100	5,408,502
LendingClub Corp. (a)(b)	309,816	3,423,467
Lowe’s Cos., Inc. (b)	109,830	8,351,473
Macquarie Infrastructure Corp. (b)	79,140	5,745,564
MasterCard, Inc., Class A (b)(e)	137,560	13,392,842
McDonald’s Corp. (b)(e)	186,000	21,974,040
Medtronic PLC (b)	144,183	11,090,556
Merck & Co., Inc. (b)	109,910	5,805,446
Micron Technology, Inc. (a)(b)	242,100	3,428,136
Mobileye NV (a)(b)(f)	62,700	2,650,956
Mondelez International, Inc., Class A (b)	211,230	9,471,553
Monsanto Co. (b)	52,600	5,182,152
New Relic, Inc. (a)(b)	266,852	9,721,418
Pioneer Natural Resources Co. (b)	43,000	5,391,340
Platform Specialty Products Corp. (a)(b)	484,673	6,218,355
PPL Corp. (b)	192,700	6,576,851
Priceline Group, Inc. (a)(b)	4,600	5,864,770
Public Service Enterprise Group, Inc. (b)	234,730	9,081,704
Roper Industries, Inc. (b)	57,900	10,988,841
Samsonite International SA	1,632,800	4,893,467
Sensata Technologies Holding NV (a)	166,798	7,682,716
Sherwin-Williams Co. (b)	21,800	5,659,280
St. Jude Medical, Inc. (b)	81,091	5,008,991
Strategic Growth Bancorp. (Acquired 3/10/14, Cost $5,461,692) (a)(d)	438,690	3,948,210
TransUnion (a)	222,800	6,142,596
Union Pacific Corp. (b)	77,474	6,058,467
UnitedHealth Group, Inc. (b)	69,487	8,174,451
Walt Disney Co. (b)	76,500	8,038,620
WisdomTree Investments, Inc. (b)	234,370	3,674,922

		511,852,818
Total Common Stocks — 96.9%		959,225,184

Investment Companies	Shares	Value
United Kingdom — 0.5%
Kennedy Wilson Europe Real Estate PLC	299,275	$5,322,251

Preferred Stocks
India — 0.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, Cost $1,888,464), 0.00% (a)(d)	266	6,602,855
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, Cost $741,913), 0.00% (a)(d)	88	2,184,403

		8,787,258
United States — 1.8%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, Cost $3,118,944), 0.00% (a)(d)	508,800	5,790,144
Uber Technologies, Inc., Series D (Acquired 6/6/14, Cost $3,845,800), 0.00% (a)(d)	247,908	12,091,019

		17,881,163
Total Preferred Stocks — 2.7%		26,668,421
Total Long Term Investments (Cost — $892,199,000) — 100.1%		991,215,856

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (g)(h)	6,389,331	6,389,331
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (g)(h)(i)	$428	427,550
Total Short-Term Securities (Cost — $6,816,881) — 0.7%		6,816,881

Options Purchased
(Cost — $36,189) — 0.0%		6,934
Total Investments Before Options Written (Cost — $899,052,070) — 100.8%		998,039,671

Options Written
(Premiums Received — $11,916,657) — (0.8)%		(8,123,575)
Total Investments Net of Options Written — 100.0%		989,916,096
Other Assets Less Liabilities — 0.0%		401,892

Net Assets — 100.0%		$990,317,988

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $35,854,369 and an original cost of $20,825,584 which was 3.6% of its net assets.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(f)	Security, or a portion of security, is on loan.

(g)	Current yield as of period end.

(h)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,932,752	456,579	6,389,331	$17,381		$175
BlackRock Liquidity Series, LLC Money Market Series	$1,401,820	$(974,270)	$427,550	$16,113	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

      Exchange-Traded Options Purchased

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
WisdomTree Investments, Inc.	Call	USD	20.75	1/15/16	500	$2,500

      OTC Options Purchased

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	EUR	5.11	01/06/16	75,000	$4,434

      Exchange-Traded Options Written

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Public Service Enterprise Group, Inc.	Call	USD	40.90	1/04/16	429	$(110)
Alibaba Group Holding Ltd. — ADR	Call	USD	89.00	1/08/16	201	(804)
Alphabet, Inc., Class A	Call	USD	785.00	1/08/16	16	(9,200)
Alphabet, Inc., Class C	Call	USD	767.50	1/08/16	39	(15,210)
Altria Group, Inc.	Call	USD	58.50	1/08/16	352	(14,608)
Amazon.com, Inc.	Call	USD	675.00	1/08/16	4	(3,880)
American Airlines Group, Inc.	Call	USD	47.00	1/08/16	498	(3,984)
Apple, Inc.	Call	USD	120.00	1/08/16	211	(633)
Bristol-Myers Squibb Co.	Call	USD	69.50	1/08/16	169	(8,028)
Celgene Corp.	Call	USD	114.00	1/08/16	99	(71,775)
Citigroup, Inc.	Call	USD	54.50	1/08/16	299	(598)
Citigroup, Inc.	Call	USD	55.00	1/08/16	158	(474)
Comcast Corp., Class A	Call	USD	61.50	1/08/16	314	(942)
Eli Lilly & Co.	Call	USD	86.50	1/08/16	220	(11,660)
Hartford Financial Services Group, Inc.	Call	USD	46.50	1/08/16	210	(5,460)
Hartford Financial Services Group, Inc.	Call	USD	47.50	1/08/16	161	(3,864)
JD.com, Inc. — ADR	Call	USD	33.00	1/08/16	280	(11,200)
MasterCard, Inc., Class A	Call	USD	97.50	1/08/16	371	(34,503)
McDonald’s Corp.	Call	USD	115.00	1/08/16	290	(107,300)
McDonald’s Corp.	Call	USD	117.00	1/08/16	321	(65,966)
Merck & Co., Inc.	Call	USD	54.01	1/08/16	123	(3,703)
Monsanto Co.	Call	USD	101.00	1/08/16	9	(608)
Pioneer Natural Resources Co.	Call	USD	147.00	1/08/16	55	(2,475)
Roper Industries, Inc.	Call	USD	191.10	1/08/16	160	(23,191)
UnitedHealth Group, Inc.	Call	USD	119.00	1/08/16	194	(16,296)
Vodafone Group PLC — ADR	Call	USD	33.00	1/08/16	390	(5,460)

See Notes to Financial Statements.

50	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Walt Disney Co.	Call	USD	116.00	1/13/16	213	$(540)
Adobe Systems, Inc.	Call	USD	95.00	1/15/16	328	(40,344)
Alibaba Group Holding Ltd. — ADR	Call	USD	82.50	1/15/16	132	(18,546)
Alphabet, Inc., Class C	Call	USD	730.00	1/15/16	27	(90,990)
Alphabet, Inc., Class C	Call	USD	750.00	1/15/16	25	(45,125)
Altria Group, Inc.	Call	USD	57.50	1/15/16	50	(6,175)
Amazon.com, Inc.	Call	USD	695.00	1/15/16	57	(31,777)
American Airlines Group, Inc.	Call	USD	46.00	1/15/16	160	(2,080)
Amgen, Inc.	Call	USD	160.00	1/15/16	105	(49,087)
Assured Guaranty Ltd.	Call	USD	29.00	1/15/16	622	(10,885)
Autodesk, Inc.	Call	USD	62.50	1/15/16	390	(26,520)
Autodesk, Inc.	Call	USD	65.00	1/15/16	339	(6,441)
Becton Dickinson and Co.	Call	USD	155.00	1/15/16	212	(34,980)
Boston Scientific Corp.	Call	USD	19.00	1/15/16	866	(11,691)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/15/16	440	(27,280)
Celgene Corp.	Call	USD	120.00	1/15/16	287	(85,382)
Cigna Corp.	Call	USD	145.00	1/15/16	170	(71,315)
Citigroup, Inc.	Call	USD	55.00	1/15/16	317	(3,962)
Concho Resources, Inc.	Call	USD	115.00	1/15/16	220	(3,300)
Credicorp Ltd.	Call	USD	105.00	1/15/16	124	(1,860)
Delphi Automotive PLC	Call	USD	87.50	1/15/16	160	(16,000)
Discover Financial Services	Call	USD	57.50	1/15/16	11	(275)
Discover Financial Services	Call	USD	58.01	1/15/16	290	(1,093)
Eastman Chemical Co.	Call	USD	70.75	1/15/16	260	(12,017)
Element Financial Corp.	Call	CAD	18.00	1/15/16	256	(2,498)
Eli Lilly & Co.	Call	USD	82.50	1/15/16	135	(39,150)
Encana Corp.	Call	CAD	10.00	1/15/16	60	(260)
Encana Corp.	Call	CAD	13.00	1/15/16	400	(1,733)
Energy Transfer Partners LP	Call	USD	37.50	1/15/16	389	(14,587)
Energy Transfer Partners LP	Call	USD	40.00	1/15/16	389	(5,835)
EOG Resources, Inc.	Call	USD	85.00	1/15/16	125	(2,500)
Facebook, Inc., Class A	Call	USD	115.00	1/15/16	188	(1,034)
FirstEnergy Corp.	Call	USD	31.00	1/15/16	860	(90,300)
Hartford Financial Services Group, Inc.	Call	USD	47.00	1/15/16	320	(8,000)
Hortonworks, Inc.	Call	USD	20.00	1/15/16	532	(114,380)
Hortonworks, Inc.	Call	USD	22.50	1/15/16	335	(25,125)
Humana, Inc.	Call	USD	175.00	1/15/16	130	(66,950)
JD.com, Inc. — ADR	Call	USD	34.00	1/15/16	280	(11,200)
Lam Research Corp.	Call	USD	80.00	1/15/16	190	(25,175)
LendingClub Corp.	Call	USD	14.00	1/15/16	574	(8,610)
Lowe’s Cos., Inc.	Call	USD	75.00	1/15/16	184	(32,292)
Macquarie Infrastructure Corp.	Call	USD	75.00	1/15/16	196	(8,820)
McDonald’s Corp.	Call	USD	115.00	1/15/16	347	(134,462)
Medtronic PLC	Call	USD	77.50	1/15/16	280	(20,860)
Merck & Co., Inc.	Call	USD	52.50	1/15/16	32	(3,072)
Mondelez International, Inc., Class A	Call	USD	46.00	1/15/16	216	(7,884)
Monsanto Co.	Call	USD	97.50	1/15/16	140	(33,950)
New Relic, Inc.	Call	USD	40.00	1/15/16	104	(4,680)
Pioneer Natural Resources Co.	Call	USD	145.00	1/15/16	110	(2,750)
Platform Specialty Products Corp.	Call	USD	12.50	1/15/16	500	(42,500)
PPL Corp.	Call	USD	34.00	1/15/16	380	(19,950)
Priceline Group, Inc.	Call	USD	1,365.00	1/15/16	20	(2,300)
Sherwin-Williams Co.	Call	USD	280.00	1/15/16	35	(1,050)
St. Jude Medical, Inc.	Call	USD	65.00	1/15/16	460	(10,350)
UnitedHealth Group, Inc.	Call	USD	120.00	1/15/16	94	(9,541)
Vodafone Group PLC — ADR	Call	USD	32.00	1/15/16	407	(28,897)
WisdomTree Investments, Inc.	Call	USD	21.75	1/15/16	250	(12,500)
WisdomTree Investments, Inc.	Call	USD	22.75	1/15/16	250	(6,250)
Alibaba Group Holding Ltd. — ADR	Call	USD	84.50	1/22/16	130	(15,600)
Alphabet, Inc., Class A	Call	USD	785.00	1/22/16	60	(85,800)
Alphabet, Inc., Class C	Call	USD	755.00	1/22/16	39	(78,390)
Altria Group, Inc.	Call	USD	58.00	1/22/16	386	(40,916)
American Airlines Group, Inc.	Call	USD	46.00	1/22/16	187	(4,956)
Amgen, Inc.	Call	USD	165.00	1/22/16	105	(26,302)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/22/16	137	(11,576)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Citigroup, Inc.	Call	USD	55.50	1/22/16	470	$(6,345)
Citigroup, Inc.	Call	USD	56.00	1/22/16	158	(1,659)
Comcast Corp., Class A	Call	USD	61.00	1/22/16	324	(2,106)
EOG Resources, Inc.	Call	USD	82.00	1/22/16	227	(2,384)
Facebook, Inc., Class A	Call	USD	109.00	1/22/16	27	(2,498)
MasterCard, Inc., Class A	Call	USD	99.50	1/22/16	386	(31,652)
McDonald’s Corp.	Call	USD	118.00	1/22/16	66	(13,794)
Medtronic PLC	Call	USD	78.00	1/22/16	100	(7,050)
Medtronic PLC	Call	USD	78.50	1/22/16	74	(3,959)
Merck & Co., Inc.	Call	USD	54.00	1/22/16	163	(6,683)
Micron Technology, Inc.	Call	USD	16.00	1/22/16	445	(4,005)
Monsanto Co.	Call	USD	99.50	1/22/16	140	(22,960)
Pioneer Natural Resources Co.	Call	USD	150.00	1/22/16	16	(800)
Roper Industries, Inc.	Call	USD	191.10	1/22/16	160	(45,870)
Vodafone Group PLC — ADR	Call	USD	32.00	1/22/16	407	(32,153)
Walt Disney Co.	Call	USD	117.00	1/22/16	106	(1,060)
Alibaba Group Holding Ltd. — ADR	Call	USD	87.00	1/29/16	210	(25,095)
Altria Group, Inc.	Call	USD	59.00	1/29/16	197	(14,775)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/29/16	137	(16,303)
Citigroup, Inc.	Call	USD	53.50	1/29/16	270	(17,685)
Comcast Corp., Class A	Call	USD	58.00	1/29/16	166	(9,711)
EOG Resources, Inc.	Call	USD	82.00	1/29/16	227	(4,540)
Facebook, Inc., Class A	Call	USD	109.00	1/29/16	150	(25,875)
Hartford Financial Services Group, Inc.	Call	USD	46.00	1/29/16	390	(9,750)
JD.com, Inc. — ADR	Call	USD	34.00	1/29/16	280	(20,300)
Lowe’s Cos., Inc.	Call	USD	76.00	1/29/16	186	(29,412)
Medtronic PLC	Call	USD	78.00	1/29/16	264	(24,156)
Medtronic PLC	Call	USD	78.50	1/29/16	38	(2,717)
Merck & Co., Inc.	Call	USD	52.50	1/29/16	32	(4,208)
Merck & Co., Inc.	Call	USD	53.00	1/29/16	31	(3,084)
Mobileye NV	Call	USD	42.00	1/29/16	172	(43,430)
Mondelez International, Inc., Class A	Call	USD	45.00	1/29/16	210	(25,822)
Shire PLC — ADR	Call	USD	202.50	1/29/16	69	(65,205)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	66.50	1/29/16	370	(40,145)
Union Pacific Corp.	Call	USD	80.50	1/29/16	213	(26,199)
UnitedHealth Group, Inc.	Call	USD	120.00	1/29/16	94	(21,150)
Becton Dickinson and Co.	Call	USD	155.01	2/05/16	20	(6,306)
Citigroup, Inc.	Call	USD	55.00	2/05/16	100	(3,700)
Facebook, Inc., Class A	Call	USD	109.00	2/05/16	344	(81,184)
Hartford Financial Services Group, Inc.	Call	USD	44.50	2/05/16	198	(18,216)
Merck & Co., Inc.	Call	USD	53.50	2/05/16	193	(19,493)
Discover Financial Services	Call	USD	56.00	2/12/16	320	(24,000)
Alibaba Group Holding Ltd. — ADR	Call	USD	80.00	2/19/16	129	(65,145)
Allergan PLC	Call	USD	320.00	2/19/16	80	(63,200)
Amgen, Inc.	Call	USD	165.00	2/19/16	56	(26,880)
Boston Scientific Corp.	Call	USD	19.00	2/19/16	880	(38,720)
Citigroup, Inc.	Call	USD	55.00	2/19/16	73	(3,906)
Comcast Corp., Class A	Call	USD	60.00	2/19/16	165	(8,992)
Credicorp Ltd.	Call	USD	105.00	2/19/16	124	(16,430)
Delphi Automotive PLC	Call	USD	90.00	2/19/16	160	(24,800)
Element Financial Corp.	Call	CAD	17.00	2/19/16	650	(33,118)
Eli Lilly & Co.	Call	USD	85.00	2/19/16	130	(35,360)
Hain Celestial Group, Inc.	Call	USD	45.00	2/19/16	290	(27,550)
Merck & Co., Inc.	Call	USD	55.00	2/19/16	30	(1,815)
Mobileye NV	Call	USD	43.00	2/19/16	172	(47,730)
Mondelez International, Inc., Class A	Call	USD	47.00	2/19/16	209	(16,406)
Royal Bank of Canada	Call	CAD	76.00	2/19/16	674	(37,507)
Sherwin-Williams Co.	Call	USD	270.00	2/19/16	85	(49,725)
Total						$(3,347,305)

See Notes to Financial Statements.

52	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

      OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Delphi Automotive PLC	Call	Deutsche Bank AG	1/04/16	USD	85.06	37,000	$(50,321)
New Relic, Inc.	Call	Morgan Stanley & Co. International PLC	1/04/16	USD	39.00	26,000	(215)
Adecco SA	Call	Deutsche Bank AG	1/05/16	CHF	74.86	25,000	(355)
Anheuser-Busch InBev SA NV	Call	Deutsche Bank AG	1/05/16	EUR	110.60	12,100	(53,937)
Anheuser-Busch InBev SA NV	Call	Deutsche Bank AG	1/05/16	EUR	116.45	11,800	(9,028)
China Construction Bank Corp., Class H	Call	UBS AG	1/05/16	HKD	5.48	3,810,000	(3,981)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	1/05/16	CAD	10.91	168,200	(1)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/05/16	GBP	0.76	572,500	(1,231)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/05/16	JPY	20,872.82	13,800	(1)
Nordea Bank AB	Call	Deutsche Bank AG	1/05/16	SEK	98.58	72,500	(10)
TransUnion	Call	Deutsche Bank AG	1/05/16	USD	25.80	11,800	(20,937)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/06/16	GBP	5.54	13,500	(1,804)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/06/16	GBP	5.58	13,000	(1,353)
Crest Nicholson Holdings PLC	Call	UBS AG	1/06/16	GBP	5.34	40,000	(13,518)
New Relic, Inc.	Call	Citibank N.A.	1/06/16	USD	38.51	12,000	(675)
NH Hotel Group SA	Call	UBS AG	1/06/16	EUR	5.11	75,000	(4,430)
Shire PLC — ADR	Call	Citibank N.A.	1/06/16	USD	222.42	7,200	(817)
Statoil ASA	Call	Deutsche Bank AG	1/06/16	NOK	144.38	131,200	(6)
TransUnion	Call	Citibank N.A.	1/06/16	USD	26.24	28,000	(40,447)
Vivendi SA	Call	Bank of America N.A.	1/06/16	EUR	19.79	148,000	(39,741)
BG Group PLC	Call	Deutsche Bank AG	1/07/16	GBP	10.47	80,000	(3,210)
Cellnex Telecom SAU	Call	UBS AG	1/07/16	EUR	16.01	70,000	(91,254)
Galp Energia SGPS SA	Call	UBS AG	1/07/16	EUR	10.17	55,000	(36,325)
Kennedy-Wilson Holdings, Inc.	Call	Deutsche Bank AG	1/07/16	USD	24.60	50,000	(7,718)
Prudential PLC	Call	Morgan Stanley & Co. International PLC	1/07/16	GBP	15.04	92,200	(47,118)
Samsonite International SA	Call	Bank of America N.A.	1/07/16	HKD	24.23	128,700	(1,859)
Sensata Technologies Holding NV	Call	Deutsche Bank AG	1/07/16	USD	48.47	42,000	(3,334)
UBS Group AG	Call	UBS AG	1/07/16	CHF	20.50	109,000	(3,295)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/08/16	GBP	42.44	47,000	(234,992)
Mitsubishi Estate Co. Ltd.	Call	Bank of America N.A.	1/08/16	JPY	2,663.89	107,000	(922)
Roche Holding AG	Call	UBS AG	1/08/16	CHF	269.47	8,000	(71,881)
Crown Holdings, Inc.	Call	Deutsche Bank AG	1/11/16	USD	52.61	41,000	(8,555)
Mondelez International, Inc., Class A	Call	Morgan Stanley & Co. International PLC	1/11/16	USD	46.40	52,600	(12,352)
PPL Corp.	Call	Credit Suisse International	1/11/16	USD	34.30	68,000	(27,955)
Aramark	Call	Citibank N.A.	1/12/16	USD	31.21	48,000	(62,631)
BankUnited, Inc.	Call	Citibank N.A.	1/12/16	USD	38.28	18,500	(1,370)
BankUnited, Inc.	Call	Credit Suisse International	1/12/16	USD	38.35	4,500	(305)
Cellnex Telecom SAU	Call	UBS AG	1/12/16	EUR	17.34	27,000	(7,051)
Daimler AG	Call	Deutsche Bank AG	1/12/16	EUR	77.94	30,000	(53,648)
Eni SpA	Call	UBS AG	1/12/16	EUR	15.83	35,000	(6)
GlaxoSmithKline PLC	Call	UBS AG	1/12/16	GBP	14.13	35,800	(2,517)
Kennedy-Wilson Holdings, Inc.	Call	Société Générale	1/12/16	USD	25.57	50,000	(2,994)
SMC Corp.	Call	Bank of America N.A.	1/12/16	JPY	33,374.40	5,900	(9,295)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/12/16	GBP	3.09	220,000	(12,457)
Worldpay Group PLC	Call	UBS AG	1/12/16	GBP	3.09	220,000	(11,455)
BG Group PLC	Call	Deutsche Bank AG	1/13/16	GBP	10.57	80,000	(5,999)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	5.26	102,000	(48,313)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	0.75	2,252,500	(20,826)
Nordea Bank AB	Call	Morgan Stanley & Co. International PLC	1/13/16	SEK	98.58	72,500	(2,241)
Public Service Enterprise Group, Inc.	Call	Citibank N.A.	1/13/16	USD	39.99	23,600	(4,858)
TransUnion	Call	Société Générale	1/13/16	USD	26.05	28,000	(44,907)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/14/16	EUR	17.28	52,000	(16,998)
CRRC Corp. Ltd., Class H	Call	Bank of America N.A.	1/14/16	HKD	10.36	532,000	(3,036)
Eni SpA	Call	UBS AG	1/14/16	EUR	14.29	88,000	(6,557)
New Relic, Inc.	Call	Morgan Stanley & Co. International PLC	1/14/16	USD	39.00	26,000	(4,001)
Samsonite International SA	Call	Bank of America N.A.	1/14/16	HKD	24.08	222,000	(7,800)
InterXion Holding NV	Call	Citibank N.A.	1/19/16	USD	31.33	40,000	(19,727)
BAE Systems PLC	Call	Credit Suisse International	1/20/16	GBP	4.85	256,000	(72,803)
Cellnex Telecom SAU	Call	UBS AG	1/20/16	EUR	17.19	31,000	(13,647)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/20/16	GBP	5.08	102,000	(73,627)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
CRRC Corp. Ltd., Class H	Call	Bank of America N.A.	1/20/16	HKD	10.36	532,000	$(4,707)
Daimler AG	Call	Deutsche Bank AG	1/20/16	EUR	79.79	21,100	(18,852)
Green REIT PLC	Call	Goldman Sachs International	1/20/16	EUR	1.61	129,000	(2,995)
Largan Precision Co. Ltd.	Call	BNP Paribas S.A.	1/20/16	TWD	2,619.27	36,000	(16,839)
Lowe’s Cos., Inc.	Call	Credit Suisse International	1/20/16	USD	75.83	23,500	(31,079)
Sensata Technologies Holding NV	Call	Credit Suisse International	1/20/16	USD	47.13	29,800	(22,533)
SoftBank Group Corp.	Call	BNP Paribas S.A.	1/20/16	JPY	6,680.95	33,000	(7,416)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	1/20/16	TWD	141.11	393,000	(50,614)
Unibail-Rodamco SE	Call	Bank of America N.A.	1/20/16	EUR	231.19	10,200	(74,354)
Catcher Technology Co. Ltd.	Call	UBS AG	1/21/16	TWD	303.16	90,000	(2,598)
Diageo PLC	Call	Deutsche Bank AG	1/21/16	GBP	19.32	111,000	(15,702)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/21/16	EUR	9.44	90,000	(129,938)
Panasonic Corp.	Call	Bank of America N.A.	1/21/16	JPY	1,432.59	64,000	(384)
Samsonite International SA	Call	Bank of America N.A.	1/21/16	HKD	24.09	231,000	(11,436)
SoftBank Group Corp.	Call	BNP Paribas S.A.	1/21/16	JPY	6,309.41	46,000	(23,446)
Unilever PLC	Call	Bank of America N.A.	1/21/16	GBP	29.27	60,500	(43,342)
AIA Group Ltd.	Call	UBS AG	1/22/16	HKD	49.63	500,000	(12,067)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/22/16	EUR	17.36	104,000	(38,514)
Koninklijke Philips NV	Call	Morgan Stanley & Co. International PLC	1/22/16	EUR	25.79	124,000	(3,039)
Nordea Bank AB	Call	Morgan Stanley & Co. International PLC	1/22/16	SEK	92.66	149,500	(36,303)
Alps Electric Co. Ltd.	Call	Morgan Stanley & Co. International PLC	1/26/16	JPY	3,370.12	98,000	(57,524)
Aramark	Call	Citibank N.A.	1/26/16	USD	33.42	13,400	(6,963)
Aramark	Call	Credit Suisse International	1/26/16	USD	30.50	49,000	(101,425)
BankUnited, Inc.	Call	Citibank N.A.	1/26/16	USD	37.73	46,700	(21,034)
Carnival Corp.	Call	Morgan Stanley & Co. International PLC	1/26/16	USD	52.59	18,500	(54,573)
Kennedy-Wilson Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	1/26/16	USD	25.71	33,000	(5,462)
SABMiller PLC	Call	Deutsche Bank AG	1/26/16	GBP	40.68	41,400	(25,687)
SMC Corp.	Call	BNP Paribas S.A.	1/26/16	JPY	31,583.32	4,900	(36,898)
Societe Generale SA	Call	Deutsche Bank AG	1/26/16	EUR	42.64	25,000	(30,596)
Anheuser-Busch InBev SA NV	Call	Morgan Stanley & Co. International PLC	1/27/16	EUR	118.65	11,700	(16,726)
Cellnex Telecom SAU	Call	UBS AG	1/27/16	EUR	17.19	31,000	(15,498)
Crest Nicholson Holdings PLC	Call	UBS AG	1/27/16	GBP	5.44	18,600	(6,322)
Eastman Chemical Co.	Call	Citibank N.A.	1/27/16	USD	68.78	9,200	(14,184)
Eastman Chemical Co.	Call	Citibank N.A.	1/27/16	USD	72.91	18,200	(6,799)
Encana Corp.	Call	Credit Suisse International	1/27/16	CAD	10.40	180,000	(991)
Galp Energia SGPS SA	Call	UBS AG	1/27/16	EUR	10.21	85,000	(68,541)
InterXion Holding NV	Call	Citibank N.A.	1/27/16	USD	30.13	40,000	(46,058)
Koninklijke Philips NV	Call	UBS AG	1/27/16	EUR	24.50	43,000	(9,561)
Lloyds Banking Group PLC	Call	Goldman Sachs International	1/27/16	GBP	0.73	680,000	(21,507)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	0.75	1,085,000	(23,374)
Panasonic Corp.	Call	Bank of America N.A.	1/27/16	JPY	1,382.43	189,400	(6,720)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	2.97	220,000	(42,555)
Adecco SA	Call	Bank of America N.A.	1/28/16	CHF	71.54	25,000	(13,151)
AstraZeneca PLC	Call	Bank of America N.A.	1/28/16	GBP	46.04	10,000	(13,026)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	17.45	104,000	(39,664)
China Construction Bank Corp., Class H	Call	UBS AG	1/28/16	HKD	5.48	3,810,000	(27,756)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	10.31	140,000	(103,936)
Green REIT PLC	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	1.62	129,000	(2,998)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/28/16	GBP	0.75	570,000	(9,759)
Mitsubishi Estate Co. Ltd.	Call	Bank of America N.A.	1/28/16	JPY	2,663.89	107,000	(11,787)
Samsonite International SA	Call	Bank of America N.A.	1/28/16	HKD	23.55	82,200	(7,197)
Statoil ASA	Call	Bank of America N.A.	1/28/16	NOK	137.28	55,000	(9,590)
Sumitomo Mitsui Financial Group, Inc.	Call	BNP Paribas S.A.	1/28/16	JPY	4,893.65	64,800	(12,624)
Adobe Systems, Inc.	Call	Deutsche Bank AG	1/29/16	USD	94.71	18,300	(37,350)
Boston Scientific Corp.	Call	UBS AG	1/29/16	USD	18.87	84,000	(24,741)
Carnival Corp.	Call	Morgan Stanley & Co. International PLC	1/29/16	USD	53.65	18,500	(38,236)
Lam Research Corp.	Call	Deutsche Bank AG	1/29/16	USD	80.03	19,000	(46,287)
Unilever PLC	Call	UBS AG	2/02/16	GBP	28.55	74,000	(117,346)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	2/02/16	GBP	3.11	79,000	(6,855)
CRRC Corp. Ltd., Class H	Call	BNP Paribas S.A.	2/03/16	HKD	10.05	1,250,000	(35,001)

See Notes to Financial Statements.

54	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Fomento Economico Mexicano SAB de CV — ADR	Call	Morgan Stanley & Co. International PLC	2/03/16	USD	96.35	39,000	$(77,068)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	2/03/16	USD	40.45	19,900	(6,113)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	2/03/16	TWD	143.82	386,000	(44,695)
AIA Group Ltd.	Call	Bank of America N.A.	2/04/16	HKD	48.74	500,000	(35,832)
Anheuser-Busch InBev SA NV	Call	Morgan Stanley & Co. International PLC	2/04/16	EUR	115.93	29,000	(87,846)
AstraZeneca PLC	Call	Deutsche Bank AG	2/04/16	GBP	45.05	34,000	(80,452)
BankUnited, Inc.	Call	Credit Suisse International	2/04/16	USD	38.11	50,000	(15,756)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	2/04/16	JPY	19,928.11	12,000	(4,751)
Roche Holding AG	Call	UBS AG	2/04/16	CHF	271.44	8,700	(90,259)
SABMiller PLC	Call	Deutsche Bank AG	2/04/16	GBP	40.68	41,400	(30,635)
Samsonite International SA	Call	Citibank N.A.	2/04/16	HKD	22.59	234,000	(38,061)
Sumitomo Mitsui Financial Group, Inc.	Call	BNP Paribas S.A.	2/04/16	JPY	4,709.66	46,000	(27,511)
Unibail-Rodamco SE	Call	Morgan Stanley & Co. International PLC	2/04/16	EUR	236.54	10,100	(72,650)
Eni SpA	Call	UBS AG	2/05/16	EUR	14.33	121,000	(27,302)
Aramark	Call	Citibank N.A.	2/08/16	USD	34.18	46,400	(23,366)
Boston Scientific Corp.	Call	Citibank N.A.	2/08/16	USD	18.60	47,700	(27,665)
BAE Systems PLC	Call	UBS AG	2/09/16	GBP	5.14	200,000	(24,135)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	2/09/16	GBP	5.29	75,000	(39,537)
Diageo PLC	Call	Deutsche Bank AG	2/09/16	GBP	18.58	93,500	(62,705)
Element Financial Corp.	Call	Citibank N.A.	2/09/16	CAD	17.06	64,000	(31,770)
FANUC Corp.	Call	BNP Paribas S.A.	2/09/16	JPY	22,335.14	20,000	(40,147)
FirstEnergy Corp.	Call	UBS AG	2/09/16	USD	32.16	42,000	(21,798)
Kennedy-Wilson Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	2/09/16	USD	25.40	48,000	(15,520)
TransUnion	Call	Deutsche Bank AG	2/09/16	USD	25.95	54,800	(127,347)
Vivendi SA	Call	Bank of America N.A.	2/09/16	EUR	19.99	16,000	(5,944)
Cellnex Telecom SAU	Call	Bank of America N.A.	2/10/16	EUR	17.17	80,000	(49,888)
Prudential PLC	Call	UBS AG	2/10/16	GBP	15.57	88,000	(46,229)
GlaxoSmithKline PLC	Call	Bank of America N.A.	2/11/16	GBP	13.81	125,000	(61,820)
Statoil ASA	Call	Bank of America N.A.	2/11/16	NOK	126.63	56,000	(33,910)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	2/11/16	CHF	19.75	94,000	(50,690)
New Relic, Inc.	Call	Barclays Bank PLC	2/12/16	USD	38.37	39,300	(32,126)
BAE Systems PLC	Call	Deutsche Bank AG	2/16/16	GBP	4.97	173,400	(42,936)
Assured Guaranty Ltd.	Call	Citibank N.A.	2/17/16	USD	27.33	85,000	(88,278)
Naspers Ltd., N Shares	Call	Deutsche Bank AG	2/24/16	ZAR	2,181.18	36,700	(195,961)
Societe Generale SA	Call	UBS AG	2/25/16	EUR	45.01	37,000	(32,176)
New Relic, Inc.	Call	Credit Suisse International	2/26/16	USD	38.08	33,000	(37,391)
Kennedy-Wilson Holdings, Inc.	Call	Deutsche Bank AG	2/29/16	USD	24.72	31,000	(20,893)
Total							$(4,776,270)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year	16,891,194	$11,403,065	—	—
Options written	182,680,845	96,858,817	—	—
Options expired	(88,854,008)	(36,781,963)	—	—
Options closed	(84,348,868)	(59,287,334)	—	—
Options exercised	(78,816)	(275,928)	—	—
Outstanding options at end of year	26,290,347	$11,916,657	—	—

As of period end, the value of portfolio securities subject to covered call options written was $453,958,693.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$ 6,934	—	—	$ 6,934
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$8,123,575			$8,123,575

[1]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$9,166	—	—	$9,166
Options written	—	—	(260,651)	—	—	(260,651)
Total	—	—	$(251,485)	—	—	$(251,485)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$(29,255)	—	—	$(29,255)
Options written	—	—	3,104,107	—	—	3,104,107
Total	—	—	$3,074,852	—	—	$3,074,852

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$181,238
Average value of option contracts written	$8,827,972

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$6,934	[1]	$8,123,575
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,500)		(3,347,305)
Total derivative assets and liabilities subject to an MNA	$4,434		$4,776,270

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

See Notes to Financial Statements.

56	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$ 4,434	$(4,434)	—	—	—
	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$ 445,742	—	$ (445,742)	—	—
Barclays Bank PLC	32,126	—	—	—	$ 32,126
BNP Paribas S.A	199,882	—	(122,275)	—	77,607
Citibank N.A	434,703	—	(434,703)	—	—
Credit Suisse International	310,238	—	(310,238)	—	—
Deutsche Bank AG	958,574	—	(958,574)	—	—
Goldman Sachs International	24,502	—	(24,502)	—	—
Morgan Stanley & Co. International PLC	1,435,047	$(4,434)	(1,430,613)	—	—
Société Générale	47,901	—	—	—	47,901
UBS AG	887,555	—	(887,555)	—	—
Total	$4,776,270	$(4,434)	$(4,614,202)	—	$157,634

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$639,954	—	—	$639,954
Belgium	—	$14,704,641	—	14,704,641
Canada	14,558,127	—	—	14,558,127
China	17,019,621	14,518,755	—	31,538,376
France	3,439,684	20,835,610	—	24,275,294
Germany	1,466,538	7,667,792	—	9,134,330
Hong Kong	—	10,793,988	—	10,793,988
India	6,681,637	9,834,475	—	16,516,112
Indonesia	—	5,543,302	—	5,543,302
Ireland	5,239,800	8,123,988	—	13,363,788
Israel	4,890,180	—	—	4,890,180
Italy	—	6,614,906	—	6,614,906
Japan	4,950,643	45,169,980	—	50,120,623
Mexico	6,519,910	—	—	6,519,910
Netherlands	4,350,645	7,770,650	—	12,121,295
New Zealand	—	4,728,593	—	4,728,593
Norway	—	6,126,260	—	6,126,260
Peru	4,387,088	—	—	4,387,088
Portugal	7,833,474	—	—	7,833,474

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
South Africa	—	$9,041,668	—	$9,041,668
Spain	—	18,778,916	—	18,778,916
Sweden	—	5,828,835	—	5,828,835
Switzerland	$7,148,284	14,609,684	—	21,757,968
Taiwan	4,422,930	8,834,975	—	13,257,905
United Kingdom	46,516,797	82,542,298	$5,237,738	134,296,833
United States	503,011,141	4,893,467	3,948,210	511,852,818
Investment Companies	—	5,322,251	—	5,322,251
Preferred Stocks	—	—	26,668,421	26,668,421
Short-Term Securities	6,389,331	427,550	—	6,816,881
Options Purchased	2,500	4,434	—	6,934

Total	$649,468,284	$312,717,018	$35,854,369	$998,039,671

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(3,199,244)	$(4,924,331)	—	$(8,123,575)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$402,399	—	—	$402,399
Liabilities:
Collateral on securities loaned at value	—	$(427,550)	—	(427,550)

Total	$402,399	$(427,550)	—	$(25,151)

Transfers between Level 1 and Level 2 were as follow:
	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Investments:
Long-Term Investments:
Common Stocks	$6,037,361	$(11,361,159)	$11,361,159	$(6,037,361)
Investment Companies	—	(4,973,677)	4,973,677	—

Total	$6,037,361	$(16,334,836)	$16,334,836	$(6,037,361)

[1]     Systematic Fair Value Prices were not utilized at period end for these investments.

[2]     External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

58	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$10,140,910	$14,907,869	$25,048,779
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(954,962)	11,760,552	10,805,590
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2015	$9,185,948	$26,668,421	$35,854,369

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015[2]	$(954,962)	$11,760,552	$10,805,590

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$9,185,948	Market Comparables	Tangible Book Value Multiple[1]	1.55x - 2.10x	1.86x
Preferred Stocks	26,668,421	Market Comparables	Revenue Multiple[1]	22.92x - 32.79x	29.59x
			Revenue Growth Rate[1]	373.00%	—
			Revenue Growth Rate[1]	94.00%	—
		Probability-Weighted Expected Return Model	Discount Rate [1]	25.00%	—
			IPO Exit Probability[1]	70.00%	—
			Merger & Acquisition Probability[1]	25.00%	—
			Revenue Growth Rate [1]	86.00%	—
			Revenue Multiple [1]	1.85x - 3.20x	—
			Time to Exit [2]	1-3 years	—

Total	$35,854,369

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments December 31, 2015	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 29.8%
AbbVie, Inc. (a)	29,586	$1,752,675
ACADIA Pharmaceuticals, Inc. (a)(b)	9,300	331,545
Acceleron Pharma, Inc. (a)(b)	23,700	1,155,612
Actelion Ltd.	6,800	944,817
Alder Biopharmaceuticals, Inc. (a)(b)	13,600	449,208
Alexion Pharmaceuticals, Inc. (a)(b)	40,660	7,755,895
Alkermes PLC (a)(b)	27,500	2,182,950
Alnylam Pharmaceuticals, Inc. (a)(b)	4,700	442,458
Amgen, Inc. (a)	63,222	10,262,827
Anacor Pharmaceuticals, Inc. (a)(b)	34,000	3,840,980
Aquinox Pharmaceuticals, Inc. (b)	13,100	163,488
Axovant Sciences Ltd. (b)	11,400	205,542
Baxalta, Inc. (a)	77,300	3,017,019
Biogen, Inc. (a)(b)	16,295	4,991,973
BioMarin Pharmaceutical, Inc. (b)	13,300	1,393,308
Celgene Corp. (a)(b)	101,586	12,165,939
CytomX Therapeutics, Inc. (Acquired 10/8/15, cost $261,307) (b)(c)	28,059	556,312
Dyax Corp. (b)	61,727	2,322,170
Genomic Health, Inc. (b)	22,400	788,480
Gilead Sciences, Inc. (a)	68,400	6,921,396
Incyte Corp. (a)(b)	30,500	3,307,725
Infinity Pharmaceuticals, Inc. (b)	46,400	364,240
Inotek Pharmaceuticals Corp. (b)	26,096	295,668
Intercept Pharmaceuticals, Inc. (b)	5,700	851,295
Ionis Pharmaceuticals, Inc. (a)(b)	49,500	3,065,535
Medivation, Inc. (a)(b)	49,200	2,378,328
Neurocrine Biosciences, Inc. (a)(b)	41,262	2,334,191
Otonomy, Inc. (b)	8,400	233,100
ProNAi Therapeutics, Inc. (Acquired 7/16/15, cost $272,600) (b)(c)	54,596	780,068
PTC Therapeutics, Inc. (a)(b)	16,600	537,840
Regeneron Pharmaceuticals, Inc. (a)(b)	8,158	4,428,733
REGENXBIO, Inc. (Acquired 5/14/15, cost $343,081) (b)(c)	35,850	565,354
Sage Therapeutics, Inc. (b)	5,342	311,439
Seattle Genetics, Inc. (a)(b)	12,467	559,519
Seres Therapeutics, Inc. (b)	15,200	533,368
Seres Therapeutics, Inc. (Acquired 6/26/15,cost $251,900) (b)(c)	20,710	726,714
Ultragenyx Pharmaceutical, Inc. (a)(b)	17,715	1,987,269
Vertex Pharmaceuticals, Inc. (a)(b)	29,305	3,687,448

		88,592,428
Electronic Equipment, Instruments & Components — 0.5%
FEI Co.	18,800	1,500,052
Health Care Equipment & Supplies — 16.5%
Abbott Laboratories (a)	121,300	5,447,583
Baxter International, Inc. (a)	41,600	1,587,040
Becton Dickinson and Co. (a)	28,833	4,442,877
Boston Scientific Corp. (a)(b)	519,200	9,574,048
CONMED Corp.	12,000	528,600
Cooper Cos., Inc.	19,366	2,598,917
CR Bard, Inc. (a)	10,900	2,064,896
Edwards Lifesciences Corp. (a)(b)	44,298	3,498,656
Masimo Corp. (b)	13,353	554,283
Medtronic PLC (a)	142,600	10,968,792
St. Jude Medical, Inc.	78,500	4,848,945
Stryker Corp. (a)	32,100	2,983,374

		49,098,011

Common Stocks	Shares	Value
Health Care Providers & Services — 17.9%
Aetna, Inc. (a)	30,011	$3,244,789
Amedisys, Inc. (a)(b)	35,800	1,407,656
AmerisourceBergen Corp. (a)	19,700	2,043,087
Anthem, Inc. (a)	47,600	6,637,344
Cardinal Health, Inc. (a)	42,930	3,832,361
Cigna Corp. (a)	37,000	5,414,210
Express Scripts Holding Co. (a)(b)	30,476	2,663,907
HCA Holdings, Inc. (a)(b)	10,794	729,998
HealthEquity, Inc. (b)	16,900	423,683
Humana, Inc. (a)	24,900	4,444,899
McKesson Corp. (a)	26,200	5,167,426
Teladoc, Inc. (b)	18,800	337,648
UnitedHealth Group, Inc. (a)(d)	110,802	13,034,747
Universal Health Services, Inc., Class B	27,500	3,285,975
Wellcare Health Plans, Inc. (a)(b)	7,100	555,291

		53,223,021
Health Care Technology — 0.4%
Cerner Corp. (a)(b)	17,600	1,058,992
Life Sciences Tools & Services — 2.0%
Bio-Rad Laboratories, Inc., Class A (a)(b)	4,500	623,970
Charles River Laboratories International, Inc. (a)(b)	18,017	1,448,387
Thermo Fisher Scientific, Inc. (a)	28,300	4,014,355

		6,086,712
Pharmaceuticals — 28.3%
Allergan PLC (a)(b)	27,625	8,632,814
AstraZeneca PLC	72,900	4,924,231
Bristol-Myers Squibb Co. (a)	137,630	9,467,568
Chugai Pharmaceutical Co. Ltd.	25,600	892,329
Dermira, Inc. (b)	15,400	532,994
Eli Lilly & Co. (a)	135,200	11,391,952
GlaxoSmithKline PLC	97,200	1,963,047
GlaxoSmithKline PLC — ADR	14,700	593,145
Intra-Cellular Therapies, Inc. (a)(b)	51,281	2,758,405
Jazz Pharmaceuticals PLC (b)	11,100	1,560,216
Johnson & Johnson (a)	52,270	5,369,174
Mallinckrodt PLC (b)	23,143	1,727,162
Merck & Co., Inc. (a)	92,000	4,859,440
Merck KGaA	14,100	1,365,181
Mylan NV (a)(b)	78,800	4,260,716
Nektar Therapeutics (a)(b)	105,300	1,774,305
Perrigo Co. PLC (a)	10,100	1,461,470
Pfizer, Inc. (a)	114,400	3,692,832
Phibro Animal Health Corp., Class A	21,000	632,730
Roche Holding AG	11,600	3,214,458
Sanofi — ADR	30,200	1,288,030
Shire PLC — ADR (a)	16,000	3,280,000
Teva Pharmaceutical Industries Ltd. — ADR (a)	86,800	5,697,552
UCB SA	12,300	1,110,242
Zoetis, Inc. (a)	39,300	1,883,256

		84,333,249
Total Common Stocks — 95.4%		283,892,465

60	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Preferred Stocks	Shares	Value
Biotechnology — 1.8%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $2,192,003), 0.00% (b)(c)	190,609	$3,896,048
Afferent Pharmaceuticals, Inc., Series C (Acquired 6/30/15, cost $466,519), 0.00% (b)(c)	190,160	466,520
Corvus Pharmaceuticals, Inc. (Acquired 9/11/15, cost $297,937), 0.00% (b)(c)	21,266	297,937
Intellia Therapeutics, Inc. (Acquired 8/19/15, cost $248,567), 0.00% (b)(c)	47,346	248,566
Ovid Therapeutics, Inc. (Acquired 8/7/15, cost $503,166), 0.00% (b)(c)	80,765	503,166

		5,412,237
Pharmaceuticals — 0.2%
Syndax Pharmaceuticals, Inc. (Acquired 8/19/15, cost $495,693), 0.00% (b)(c)	44,286	495,693
Total Preferred Stocks — 2.0%		5,907,930
Total Long-Term Investments (Cost — $191,075,239) — 97.4%		289,800,395

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(f)	8,854,560	$8,854,560
Total Short-Term Securities (Cost — $8,854,560) — 3.0%		8,854,560
Total Investments Before Options Written (Cost — $199,929,799) — 100.4%		298,654,955

Options Written
(Premiums Received — $2,456,919) — (0.9)%		(2,611,696)
Total Investments Net of Options Written — 99.5%		296,043,259
Other Assets Less Liabilities — 0.5%		1,486,701

Net Assets — 100.0%		$297,529,960

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Restricted securities as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $8,536,378 and an original cost of $5,332,773 which was 2.9% of its net assets.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Current yield as of period end.

(f)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,271,616	5,582,944	8,854,560	$16,254		$894
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$4,788	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Allergan PLC	Call	USD	317.50	1/08/16	104	$(19,240)
Amgen, Inc.	Call	USD	162.50	1/08/16	16	(3,160)
Baxter International, Inc.	Call	USD	38.50	1/08/16	31	(914)
Bristol-Myers Squibb Co.	Call	USD	69.50	1/08/16	70	(3,325)
Celgene Corp.	Call	USD	114.00	1/08/16	381	(276,225)
Eli Lilly & Co.	Call	USD	86.50	1/08/16	152	(8,056)
Pfizer, Inc.	Call	USD	34.00	1/08/16	47	(94)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	63.00	1/08/16	33	(9,207)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	66.50	1/08/16	106	(3,657)

ANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
UnitedHealth Group, Inc.	Call	USD	119.00	1/08/16	192	$(16,128)
Vertex Pharmaceuticals, Inc.	Call	USD	130.00	1/08/16	55	(8,388)
Zoetis, Inc.	Call	USD	46.50	1/08/16	85	(14,662)
Abbott Laboratories	Call	USD	46.00	1/15/16	196	(4,214)
ACADIA Pharmaceuticals, Inc.	Call	USD	40.00	1/15/16	35	(2,012)
Alder Biopharmaceuticals, Inc.	Call	USD	40.00	1/15/16	50	(2,625)
Alkermes PLC	Call	USD	85.00	1/15/16	104	(19,760)
Alnylam Pharmaceuticals, Inc.	Call	USD	115.00	1/15/16	18	(900)
Amedisys, Inc.	Call	USD	44.00	1/15/16	135	(5,805)
Anacor Pharmaceuticals, Inc.	Call	USD	130.00	1/15/16	95	(8,550)
Anthem, Inc.	Call	USD	135.00	1/15/16	122	(69,235)
Anthem, Inc.	Call	USD	140.00	1/15/16	56	(12,880)
Baxalta, Inc.	Call	USD	37.50	1/15/16	237	(67,545)
Baxter International, Inc.	Call	USD	40.00	1/15/16	53	(663)
Becton Dickinson and Co.	Call	USD	155.00	1/15/16	152	(25,080)
Bio-Rad Laboratories, Inc., Class A	Call	USD	140.00	1/15/16	16	(3,080)
Boston Scientific Corp.	Call	USD	19.00	1/15/16	769	(10,381)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/15/16	35	(2,170)
Cardinal Health, Inc.	Call	USD	90.00	1/15/16	161	(14,490)
Cerner Corp.	Call	USD	61.00	1/15/16	66	(4,820)
Charles River Laboratories International, Inc.	Call	USD	80.00	1/15/16	48	(9,120)
Cigna Corp.	Call	USD	135.00	1/15/16	65	(81,900)
Cigna Corp.	Call	USD	145.00	1/15/16	74	(31,043)
CR Bard, Inc.	Call	USD	195.00	1/15/16	38	(3,990)
Edwards Lifesciences Corp.	Call	USD	82.50	1/15/16	78	(6,435)
Eli Lilly & Co.	Call	USD	82.50	1/15/16	161	(46,690)
Express Scripts Holding Co.	Call	USD	87.50	1/15/16	40	(4,740)
HCA Holdings, Inc.	Call	USD	70.00	1/15/16	65	(6,500)
Incyte Corp.	Call	USD	115.00	1/15/16	65	(15,600)
Intra-Cellular Therapies, Inc.	Call	USD	60.00	1/15/16	190	(15,200)
Ionis Pharmaceuticals, Inc.	Call	USD	65.00	1/15/16	130	(15,275)
Johnson & Johnson	Call	USD	105.00	1/15/16	40	(1,060)
McKesson Corp.	Call	USD	190.00	1/15/16	98	(87,220)
Medivation, Inc.	Call	USD	45.00	1/15/16	92	(41,400)
Medtronic PLC	Call	USD	80.00	1/15/16	250	(2,750)
Neurocrine Biosciences, Inc.	Call	USD	60.00	1/15/16	150	(26,250)
Pfizer, Inc.	Call	USD	34.00	1/15/16	32	(80)
PTC Therapeutics, Inc.	Call	USD	45.00	1/15/16	50	(3,750)
Regeneron Pharmaceuticals, Inc.	Call	USD	560.00	1/15/16	30	(21,450)
Seattle Genetics, Inc.	Call	USD	48.00	1/15/16	50	(3,750)
Shire PLC — ADR	Call	USD	215.00	1/15/16	45	(12,037)
Stryker Corp.	Call	USD	95.00	1/15/16	120	(6,300)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	62.50	1/15/16	36	(12,690)
Thermo Fisher Scientific, Inc.	Call	USD	140.00	1/15/16	100	(34,000)
Ultragenyx Pharmaceutical, Inc.	Call	USD	115.00	1/15/16	33	(16,830)
UnitedHealth Group, Inc.	Call	USD	120.00	1/15/16	98	(9,947)
UnitedHealth Group, Inc.	Call	USD	125.00	1/15/16	28	(448)
Wellcare Health Plans, Inc.	Call	USD	85.00	1/15/16	26	(910)
Zoetis, Inc.	Call	USD	48.00	1/15/16	60	(5,550)
AbbVie, Inc.	Call	USD	60.50	1/22/16	55	(3,850)
Aetna, Inc.	Call	USD	109.00	1/22/16	48	(10,488)
Alexion Pharmaceuticals, Inc.	Call	USD	180.00	1/22/16	76	(103,740)
Amgen, Inc.	Call	USD	165.00	1/22/16	159	(39,830)
Baxter International, Inc.	Call	USD	38.00	1/22/16	72	(6,480)
Biogen, Inc.	Call	USD	297.50	1/22/16	61	(89,365)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/22/16	206	(17,407)
Express Scripts Holding Co.	Call	USD	90.50	1/22/16	8	(312)
Humana, Inc.	Call	USD	175.00	1/22/16	78	(52,650)
Johnson & Johnson	Call	USD	103.00	1/22/16	103	(12,103)
Medivation, Inc.	Call	USD	45.00	1/22/16	93	(48,593)
Medtronic PLC	Call	USD	78.50	1/22/16	125	(6,688)
Merck & Co., Inc.	Call	USD	54.00	1/22/16	14	(574)
Mylan NV	Call	USD	54.00	1/22/16	150	(25,575)
Pfizer, Inc.	Call	USD	33.00	1/22/16	60	(1,350)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	66.00	1/22/16	83	(9,130)

62	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Vertex Pharmaceuticals, Inc.	Call	USD	123.00	1/22/16	55	$(41,800)
AbbVie, Inc.	Call	USD	60.50	1/29/16	56	(5,740)
Aetna, Inc.	Call	USD	111.00	1/29/16	32	(5,536)
Aetna, Inc.	Call	USD	113.00	1/29/16	32	(3,632)
Bristol-Myers Squibb Co.	Call	USD	70.00	1/29/16	206	(24,514)
Express Scripts Holding Co.	Call	USD	87.50	1/29/16	66	(11,418)
Johnson & Johnson	Call	USD	105.00	1/29/16	53	(3,710)
Medtronic PLC	Call	USD	78.00	1/29/16	37	(3,386)
Medtronic PLC	Call	USD	78.50	1/29/16	63	(4,505)
Merck & Co., Inc.	Call	USD	52.50	1/29/16	4	(526)
Mylan NV	Call	USD	54.00	1/29/16	150	(28,800)
Pfizer, Inc.	Call	USD	33.00	1/29/16	51	(1,504)
Shire PLC — ADR	Call	USD	202.50	1/29/16	8	(7,560)
Teva Pharmaceutical Industries Ltd. — ADR	Call	USD	66.50	1/29/16	68	(7,378)
UnitedHealth Group, Inc.	Call	USD	120.00	1/29/16	98	(22,050)
Abbott Laboratories	Call	USD	45.00	2/19/16	196	(24,010)
Abbott Laboratories	Call	USD	46.00	2/19/16	67	(5,226)
Acceleron Pharma, Inc.	Call	USD	50.00	2/19/16	100	(37,500)
Alexion Pharmaceuticals, Inc.	Call	USD	180.00	2/19/16	76	(130,340)
AmerisourceBergen Corp.	Call	USD	105.00	2/19/16	74	(19,240)
Amgen, Inc.	Call	USD	165.00	2/19/16	47	(22,560)
Charles River Laboratories International, Inc.	Call	USD	80.00	2/19/16	48	(18,480)
Eli Lilly & Co.	Call	USD	85.00	2/19/16	195	(53,040)
Gilead Sciences, Inc.	Call	USD	105.00	2/19/16	259	(59,829)
Merck & Co., Inc.	Call	USD	55.00	2/19/16	311	(18,815)
Nektar Therapeutics	Call	USD	16.00	2/19/16	400	(68,000)
Perrigo Co. PLC	Call	USD	155.00	2/19/16	38	(9,405)
Ultragenyx Pharmaceutical, Inc.	Call	USD	115.00	2/19/16	33	(30,690)
Total						$(2,237,510)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Baxalta, Inc.	Call	Citibank N.A.	1/05/16	USD	35.59	5,300	$(18,421)
Shire PLC — ADR	Call	Citibank N.A.	1/06/16	USD	222.42	800	(91)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/08/16	GBP	42.44	12,000	(59,998)
Roche Holding AG	Call	UBS AG	1/08/16	CHF	269.47	4,000	(35,941)
GlaxoSmithKline PLC	Call	UBS AG	1/12/16	GBP	14.13	2,500	(176)
Masimo Corp.	Call	Barclays Bank PLC	1/12/16	USD	43.12	10,000	(4,069)
Chugai Pharmaceutical Co. Ltd.	Call	Goldman Sachs International	1/14/16	JPY	4,292.50	9,000	(3,899)
Dermira, Inc.	Call	Barclays Bank PLC	1/25/16	USD	31.25	6,000	(25,375)
Actelion Ltd.	Call	Morgan Stanley & Co. International PLC	1/26/16	CHF	138.17	2,400	(10,922)
FEI Co.	Call	Deutsche Bank AG	1/26/16	USD	80.09	7,000	(15,413)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	1/26/16	GBP	13.76	34,000	(12,828)
Universal Health Services, Inc., Class B	Call	Deutsche Bank AG	1/26/16	USD	123.29	4,500	(11,709)
Genomic Health, Inc.	Call	Citibank N.A.	1/27/16	USD	32.53	8,500	(31,235)
AstraZeneca PLC	Call	Bank of America N.A.	1/28/16	GBP	46.04	10,000	(13,026)
St. Jude Medical, Inc.	Call	Morgan Stanley & Co. International PLC	1/28/16	USD	62.21	29,500	(61,070)
Boston Scientific Corp.	Call	UBS AG	1/29/16	USD	18.87	60,000	(17,672)
Phibro Animal Health Corp., Class A	Call	Morgan Stanley & Co. International PLC	2/01/16	USD	32.60	8,000	(5,515)
AstraZeneca PLC	Call	Deutsche Bank AG	2/04/16	GBP	45.05	5,500	(13,014)
Boston Scientific Corp.	Call	Citibank N.A.	2/08/16	USD	18.60	58,300	(33,812)
Total							$(374,186)

ANNUAL REPORT	DECEMBER 31, 2015	63

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	567,355	$3,268,399	—	—
Options written	2,088,149	24,830,776	491,024	$2,885,395
Options expired	(997,599)	(8,125,133)	(290,921)	(1,601,665)
Options closed	(1,359,087)	(17,382,222)	—	—
Options exercised	(11,440)	(134,901)	(200,103)	(1,283,730)

Outstanding options at end of year	287,378	$2,456,919	—	—

As of period end, the value of portfolio securities subject to covered call options written was $95,252,557.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$2,611,696	—	—	$2,611,696

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$(252)	—	—	$(252)
Options written	—	—	1,225,140	—	—	1,225,140

Total	—	—	$1,224,888	—	—	$1,224,888

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(508,206)	—	—	$(508,206)

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased[1]	$252
Average value of option contracts written.	$2,145,907

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

64	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$2,611,696
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,237,510)

Total derivative assets and liabilities subject to an MNA	—	$374,186

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$13,026	—	—	—	$13,026
Barclays Bank PLC	29,444	—	—	—	29,444
Citibank N.A.	83,559	—	—	—	83,559
Deutsche Bank AG	40,136	—	—	—	40,136
Goldman Sachs International	3,899	—	—	—	3,899
Morgan Stanley & Co. International PLC	150,333	—	$(150,333)	—	—
UBS AG	53,789	—	—	—	53,789

Total	$374,186	—	$(150,333)	—	$223,853

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$85,745,877	$2,846,551	—	$88,592,428
Electronic Equipment, Instruments & Components	1,500,052	—	—	1,500,052
Health Care Equipment & Supplies	49,098,011	—	—	49,098,011
Health Care Providers & Services	53,223,021	—	—	53,223,021
Health Care Technology	1,058,992	—	—	1,058,992
Life Sciences Tools & Services	6,086,712	—	—	6,086,712
Pharmaceuticals	70,863,761	13,469,488	—	84,333,249
Preferred Stocks[1]	—	—	$5,907,930	5,907,930
Short-Term Securities	8,854,560	—	—	8,854,560

Total	$276,430,986	$16,316,039	$5,907,930	$298,654,955

[1]	See above Schedule of Investments for values in each industry.

ANNUAL REPORT	DECEMBER 31, 2015	65

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts.	$(2,232,689)	$(379,007)	—	$(2,611,696)

[2]	Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency of $1,212 are categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$251,899	$425,376	$677,275
Transfers into Level 3	—	—	—
Transfers out of Level 3	(251,899)	(425,376)	(677,275)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	—	1,704,045	1,704,045
Purchases.		4,203,885	4,203,885
Sales	—	—	—

Closing Balance, as of December 31, 2015	—	$5,907,930	$5,907,930

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015[2]	—	$1,704,045	$1,704,045

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks.	$4,362,568	Discounted Cash Flow	Discount Rate[1]	1.87%
		Cost[2]	N/A	—

Total	$4,362,568

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]

The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

66	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.0%
Commonwealth Bank of Australia	126,300	$7,808,416
Belgium — 1.8%
Anheuser-Busch InBev SA NV	108,146	13,458,544
Canada — 3.8%
Canadian Pacific Railway Ltd. (a)	28,200	3,601,782
Element Financial Corp. (a)	614,000	7,410,421
Encana Corp. (a)	684,700	3,478,674
Gildan Activewear, Inc. (a)	272,600	7,750,296
Royal Bank of Canada (a)	122,900	6,585,990

		28,827,163
China — 4.0%
Alibaba Group Holding Ltd. — ADR (a)(b)	75,874	6,166,280
China Construction Bank Corp., Class H	22,677,000	15,469,073
CRRC Corp. Ltd., Class H	3,629,000	4,458,089
Tencent Holdings Ltd.	239,100	4,704,841

		30,798,283
France — 6.1%
Amundi SA (b)(c)	65,100	3,054,890
AXA SA	230,300	6,292,653
BNP Paribas SA	195,664	11,070,205
Dassault Aviation SA	1,067	1,329,445
Orange SA	684,900	11,455,514
Sanofi	63,800	5,437,178
Unibail-Rodamco SE	31,400	7,973,482

		46,613,367
Germany — 3.5%
Continental AG	32,354	7,826,796
SAP SE	136,600	10,839,703
Scout24 AG (b)(c)	27,583	986,959
Wacker Chemie AG	82,578	6,904,434

		26,557,892
Hong Kong — 1.9%
AIA Group Ltd.	2,379,152	14,215,631
India — 2.9%
Bharti Infratel Ltd.	983,159	6,362,065
HDFC Bank Ltd.	511,902	10,259,776
Tata Motors Ltd. — ADR (a)(b)	190,825	5,623,613

		22,245,454
Indonesia — 0.7%
Matahari Department Store Tbk PT	4,297,980	5,440,960
Ireland — 4.0%
Green REIT PLC	3,829,626	6,627,779
Kingspan Group PLC (d)	206,913	5,581,551
Ryanair Holdings PLC — ADR (a)	102,636	8,873,909
Shire PLC — ADR (a)	46,400	9,512,000

		30,595,239
Israel — 1.3%
Teva Pharmaceutical Industries Ltd. — ADR (a)	151,700	9,957,591
Italy — 4.1%
Banca Generali SpA	151,600	4,768,757
Eni SpA	543,200	8,071,017
Telecom Italia SpA (b)(d)	7,052,500	8,937,783
UniCredit SpA	1,729,600	9,562,475

		31,340,032
Japan — 8.4%
FANUC Corp.	22,500	3,876,522
Mitsubishi Estate Co. Ltd.	512,000	10,646,187
Nintendo Co. Ltd.	28,100	3,864,034

Common Stocks	Shares	Value
Japan (continued)
ORIX Corp.	603,200	$8,461,969
Panasonic Corp.	329,800	3,343,352
SMC Corp.	29,500	7,662,150
Sumitomo Mitsui Financial Group, Inc.	344,900	13,016,888
Toyota Motor Corp.	214,700	13,221,016

		64,092,118
Mexico — 1.5%
Cemex SAB de CV — ADR (b)	735,017	4,094,045
Fomento Economico Mexicano SAB de CV — ADR	82,800	7,646,580

		11,740,625
Netherlands — 2.9%
Aalberts Industries NV	231,352	7,971,448
ASML Holding NV	57,100	5,073,448
Koninklijke Philips NV	355,000	9,061,164

		22,106,060
New Zealand — 0.8%
Xero Ltd. (b)	465,305	6,286,394
Norway — 0.8%
Statoil ASA	458,100	6,389,018
Peru — 0.6%
Credicorp Ltd. (a)	43,198	4,204,025
Portugal — 0.8%
Galp Energia SGPS SA	528,600	6,158,201
South Africa — 0.8%
Naspers Ltd., N Shares	45,019	6,153,392
Spain — 2.2%
Cellnex Telecom SAU (c)	887,340	16,590,650
Sweden — 1.5%
Nordea Bank AB	1,013,036	11,114,787
Switzerland — 8.5%
Adecco SA	119,800	8,199,440
Nestle SA	232,600	17,267,120
Novartis AG	129,500	11,139,496
Roche Holding AG	62,323	17,270,228
UBS Group AG	581,400	11,330,799

		65,207,083
Taiwan — 1.3%
Hermes Microvision, Inc.	90,437	3,252,815
Largan Precision Co. Ltd.	24,000	1,658,599
Taiwan Semiconductor Manufacturing Co. Ltd.	1,190,000	5,133,947

		10,045,361
United Kingdom — 23.1%
ARM Holdings PLC	309,100	4,711,339
AstraZeneca PLC	287,900	19,446,998
BAE Systems PLC	1,827,700	13,456,547
BG Group PLC	391,400	5,673,705
Crest Nicholson Holdings PLC	487,146	3,991,501
Diageo PLC	318,700	8,703,034
GlaxoSmithKline PLC	300,500	6,068,886
Imperial Tobacco Group PLC	190,000	10,035,414
Liberty Global PLC, Class A (b)	262,800	11,132,208
Lloyds Banking Group PLC	9,562,300	10,289,048
Metro Bank PLC (Acquired 1/15/14, cost $4,917,700) (b)(e)	231,026	4,465,011
Nomad Foods Ltd. (b)	634,094	7,482,309
Prudential PLC	373,300	8,410,308
Rio Tinto PLC	164,900	4,801,137

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	67

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Common Stocks	Shares	Value
United Kingdom (continued)
SABMiller PLC	281,000	$16,810,653
Sophos Group PLC (c)	1,222,500	4,721,817
Unilever PLC	198,100	8,496,987
Vodafone Group PLC	2,826,000	9,164,113
Whitbread PLC	82,053	5,318,421
Worldpay Group PLC (b)(c)	2,994,100	13,564,002

		176,743,438
United States — 2.7%
Las Vegas Sands Corp. (a)(f)	69,000	3,024,960
Mobileye NV (a)(b)	54,700	2,312,716
Samsonite International SA	3,376,500	10,119,298
Sensata Technologies Holding NV (b)	117,400	5,407,444

		20,864,418
Total Common Stocks — 91.0%		695,554,142

Investment Companies
United Kingdom — 1.0%
Kennedy Wilson Europe Real Estate PLC	429,439	7,637,064
United States — 1.1%
Deutsche X-trackers MSCI Japan Hedged Equity Fund (f)	216,200	8,235,058
Total Investment Companies — 2.1%		15,872,122

Preferred Stocks	Shares	Value
China — 0.3%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $2,106,332), 0.00% (b)(e)	76,800	2,348,544
India — 1.7%
Jasper Infotech Private Ltd., Series F (Acquired 5/7/14, cost $2,825,580), 0.00% (b)(e)	398	9,879,460
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $1,112,870), 0.00% (b)(e)	132	3,276,605
Total Preferred Stocks — 2.0%		15,504,609

		Value
Total Long-Term Investments (Cost — $704,864,225) — 95.1%		$726,930,873

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (g)(h)	37,105,203	37,105,203
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (g)(h)(i)	$2,751	2,751,247
Total Short-Term Securities (Cost — $39,856,450) — 5.2%		39,856,450

Options Purchased
(Cost — $76,865) — 0.0%		22,948
Total Investments Before Options Written (Cost — $744,797,540) — 100.3%		766,810,271

Options Written
(Premiums Received — $8,979,694) — (0.8)%		(6,463,536)
Total Investments Net of Options Written — 99.5%		760,346,735
Other Assets Less Liabilities — 0.5%		3,807,754

Net Assets — 100.0%		$764,154,489

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $19,969,620 and an original cost of $10,962,482 which was 2.6% of its net assets.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(g)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	38,787,564	(1,682,361)	37,105,203	$41,106		$944
BlackRock Liquidity Series, LLC, Money Market Series	$870,139	1,881,108	$2,751,247	$34,212	[1]	—

[1]	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other

See Notes to Financial Statements.

68	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

payments to and from borrowers of securities.

(h)	Current yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

OTC Options Purchased
Description	Counterparty	Put/ Call	Expiration Date	Strike Price		Contracts	Value
NH Hotel Group SA	Morgan Stanley & Co. International PLC	Call	1/06/16	EUR	5.11	75,000	$4,434
Schneider Electric SE	UBS AG	Call	2/09/16	EUR	56.03	26,300	18,514
Total							$22,948

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. - ADR	Call	1/08/16	USD	89.00	90	$(360)
Teva Pharmaceutical Industries Ltd. - ADR	Call	1/08/16	USD	63.00	110	(30,690)
Teva Pharmaceutical Industries Ltd. - ADR	Call	1/08/16	USD	66.50	177	(6,106)
Alibaba Group Holding Ltd. - ADR	Call	1/15/16	USD	82.50	34	(4,777)
Canadian Pacific Railway Ltd.	Call	1/15/16	CAD	205.00	72	(676)
Credicorp Ltd.	Call	1/15/16	USD	105.00	119	(1,785)
Element Financial Corp.	Call	1/15/16	CAD	18.00	629	(6,137)
Encana Corp.	Call	1/15/16	CAD	10.00	70	(304)
Encana Corp.	Call	1/15/16	CAD	13.00	250	(1,084)
Gildan Activewear, Inc.	Call	1/15/16	CAD	42.00	460	(3,324)
Las Vegas Sands Corp.	Call	1/15/16	USD	47.50	251	(4,518)
Shire PLC - ADR	Call	1/15/16	USD	215.00	113	(30,228)
Tata Motors Ltd. - ADR	Call	1/15/16	USD	31.00	100	(2,000)
Teva Pharmaceutical Industries Ltd. - ADR	Call	1/15/16	USD	62.50	87	(30,668)
Alibaba Group Holding Ltd. - ADR	Call	1/22/16	USD	84.50	35	(4,200)
Tata Motors Ltd. - ADR	Call	1/22/16	USD	30.00	150	(9,375)
Teva Pharmaceutical Industries Ltd. - ADR	Call	1/22/16	USD	66.00	177	(19,470)
Alibaba Group Holding Ltd. - ADR	Call	1/29/16	USD	87.00	195	(23,303)
Mobileye NV	Call	1/29/16	USD	42.00	150	(37,875)
Shire PLC - ADR	Call	1/29/16	USD	202.50	83	(78,435)
Tata Motors Ltd. - ADR	Call	1/29/16	USD	30.00	150	(12,000)
Teva Pharmaceutical Industries Ltd. - ADR	Call	1/29/16	USD	66.50	283	(30,706)
Ryanair Holdings PLC - ADR	Call	2/09/16	USD	84.50	370	(150,775)
Alibaba Group Holding Ltd. - ADR	Call	2/19/16	USD	80.00	34	(17,170)
Credicorp Ltd.	Call	2/19/16	USD	105.00	119	(15,768)
Element Financial Corp.	Call	2/19/16	CAD	17.00	2,100	(106,996)
Gildan Activewear, Inc.	Call	2/19/16	CAD	42.00	1,040	(45,472)
Mobileye NV	Call	2/19/16	USD	43.00	150	(41,625)
Royal Bank of Canada	Call	2/19/16	CAD	76.00	676	(37,618)
Total						$(753,445)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Fomento Economico Mexicano
SAB de CV - ADR	Call	Deutsche Bank AG	1/04/16	USD	100.25	19,000	$(3)
Adecco SA	Call	Deutsche Bank AG	1/05/16	CHF	74.86	30,500	(433)
Anheuser-Busch InBev SA NV	Call	Deutsche Bank AG	1/05/16	EUR	110.60	13,000	(57,946)
China Construction Bank Corp., Class H	Call	Bank of America N.A.	1/05/16	HKD	5.83	3,810,000	(5)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	1/05/16	CAD	10.91	129,100	(1)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	1/05/16	EUR	22.72	11,800	(26,956)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/05/16	GBP	0.76	841,800	(1,810)
Mitsubishi Estate Co. Ltd.	Call	BNP Paribas S.A.	1/05/16	JPY	2,542.86	158,000	(21,990)
Nordea Bank AB	Call	Deutsche Bank AG	1/05/16	SEK	98.58	71,500	(10)
Aalberts Industries NV	Call	Bank of America N.A.	1/06/16	EUR	30.39	22,000	(32,460)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	69

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/06/16	GBP	5.54	45,700	$(6,106)
NH Hotel Group SA	Call	UBS AG	1/06/16	EUR	5.11	75,000	(4,431)
Shire PLC — ADR	Call	Citibank N.A.	1/06/16	USD	222.42	6,000	(681)
Statoil ASA	Call	Deutsche Bank AG	1/06/16	NOK	144.38	99,000	(4)
UniCredit SpA	Call	UBS AG	1/06/16	EUR	6.15	227,000	(2)
Cellnex Telecom SAU	Call	UBS AG	1/07/16	EUR	16.01	55,500	(72,351)
Galp Energia SGPS SA	Call	UBS AG	1/07/16	EUR	10.17	45,000	(29,721)
Prudential PLC	Call	Morgan Stanley & Co. International PLC	1/07/16	GBP	15.04	121,600	(62,142)
Rio Tinto PLC	Call	Deutsche Bank AG	1/07/16	GBP	23.39	42,000	(220)
Ryanair Holdings PLC — ADR	Call	Morgan Stanley & Co. International PLC	1/07/16	USD	81.75	20,000	(94,812)
Samsonite International SA	Call	Bank of America N.A.	1/07/16	HKD	24.23	227,400	(3,284)
SAP SE	Call	Morgan Stanley & Co. International PLC	1/07/16	EUR	74.28	32,000	(17,134)
Sensata Technologies Holding NV	Call	Deutsche Bank AG	1/07/16	USD	48.47	29,000	(2,302)
Sumitomo Mitsui Financial Group, Inc.	Call	BNP Paribas S.A.	1/07/16	JPY	4,964.34	63,000	(948)
Telecom Italia SpA	Call	Deutsche Bank AG	1/07/16	EUR	1.21	1,392,000	(13,957)
Tencent Holdings Ltd.	Call	Citibank N.A.	1/07/16	HKD	152.80	61,000	(13,870)
UBS Group AG	Call	UBS AG	1/07/16	CHF	20.50	143,000	(4,322)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	1/08/16	GBP	42.44	78,000	(389,987)
ORIX Corp.	Call	Bank of America N.A.	1/08/16	JPY	1,868.13	227,000	(3,025)
Roche Holding AG	Call	UBS AG	1/08/16	CHF	269.47	15,000	(134,777)
ASML Holding NV	Call	UBS AG	1/12/16	EUR	87.62	24,500	(4,638)
ASML Holding NV	Call	UBS AG	1/12/16	EUR	89.41	4,500	(342)
Cellnex Telecom SAU	Call	UBS AG	1/12/16	EUR	17.34	22,000	(5,746)
Largan Precision Co. Ltd.	Call	Deutsche Bank AG	1/12/16	TWD	2,585.30	12,000	(2,762)
SMC Corp.	Call	Bank of America N.A.	1/12/16	JPY	33,374.40	8,100	(12,761)
Telecom Italia SpA	Call	UBS AG	1/12/16	EUR	1.21	340,000	(5,905)
UniCredit SpA	Call	Bank of America N.A.	1/12/16	EUR	5.99	123,000	(39)
Wacker Chemie AG	Call	Morgan Stanley & Co. International PLC	1/12/16	EUR	86.43	30,400	(1,176)
Whitbread PLC	Call	UBS AG	1/12/16	GBP	47.91	20,000	(89)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/12/16	GBP	3.09	197,500	(11,183)
Worldpay Group PLC	Call	UBS AG	1/12/16	GBP	3.09	197,500	(10,284)
Aalberts Industries NV	Call	UBS AG	1/13/16	EUR	30.57	22,000	(32,254)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	5.26	75,000	(35,524)
Hermes Microvision, Inc.	Call	Goldman Sachs International	1/13/16	TWD	1,246.95	29,000	(28,992)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	EUR	22.72	11,800	(26,960)
Nordea Bank AB	Call	Morgan Stanley & Co. International PLC	1/13/16	SEK	98.58	71,500	(2,210)
SAP SE	Call	Bank of America N.A.	1/13/16	EUR	72.48	37,900	(71,603)
BG Group PLC	Call	Deutsche Bank AG	1/14/16	GBP	10.67	107,500	(6,782)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/14/16	EUR	17.28	41,500	(13,566)
Commonwealth Bank of Australia	Call	Bank of America N.A.	1/14/16	AUD	81.63	32,000	(80,423)
CRRC Corp. Ltd., Class H	Call	Bank of America N.A.	1/14/16	HKD	10.36	878,000	(5,010)
Eni SpA	Call	Deutsche Bank AG	1/14/16	EUR	15.68	149,000	(714)
Samsonite International SA	Call	Bank of America N.A.	1/14/16	HKD	24.08	716,100	(25,160)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/19/16	GBP	11.27	43,000	(1,108)
Cellnex Telecom SAU	Call	UBS AG	1/20/16	EUR	17.19	25,000	(11,006)
Crest Nicholson Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/20/16	GBP	5.08	75,000	(54,137)
CRRC Corp. Ltd., Class H	Call	Bank of America N.A.	1/20/16	HKD	10.36	878,000	(7,768)
Fomento Economico Mexicano SAB de CV — ADR	Call	Morgan Stanley & Co. International PLC	1/20/16	USD	100.20	23,300	(3,454)
Green REIT PLC	Call	Goldman Sachs International	1/20/16	EUR	1.61	105,000	(2,438)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	1/20/16	EUR	26.54	11,700	(1,168)
Rio Tinto PLC	Call	Morgan Stanley & Co. International PLC	1/20/16	GBP	21.21	48,600	(13,945)
Sensata Technologies Holding NV	Call	Credit Suisse International	1/20/16	USD	47.13	5,500	(4,159)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	1/20/16	TWD	141.11	304,000	(39,152)
Unibail-Rodamco SE	Call	Bank of America N.A.	1/20/16	EUR	231.19	10,800	(78,727)
China Construction Bank Corp., Class H	Call	BNP Paribas S.A.	1/21/16	HKD	5.35	1,600,000	(18,929)
Diageo PLC	Call	Deutsche Bank AG	1/21/16	GBP	19.32	89,000	(12,590)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/21/16	EUR	9.44	72,000	(103,950)
Samsonite International SA	Call	Bank of America N.A.	1/21/16	HKD	24.09	150,000	(7,426)
Toyota Motor Corp.	Call	Bank of America N.A.	1/21/16	JPY	7,750.98	80,000	(21,727)
Unilever PLC	Call	Bank of America N.A.	1/21/16	GBP	29.27	42,500	(30,447)

See Notes to Financial Statements.

70	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
AIA Group Ltd.	Call	UBS AG	1/22/16	HKD	49.63	600,000	$(14,481)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/22/16	EUR	17.36	83,000	(30,738)
Koninklijke Philips NV	Call	Morgan Stanley & Co. International PLC	1/22/16	EUR	25.79	149,000	(3,651)
Naspers Ltd., N Shares	Call	Deutsche Bank AG	1/22/16	ZAR	2,155.26	16,500	(55,368)
Nestle SA	Call	UBS AG	1/22/16	CHF	74.44	73,000	(94,434)
Nordea Bank AB	Call	Morgan Stanley & Co. International PLC	1/22/16	SEK	92.66	135,500	(32,903)
Orange SA	Call	Deutsche Bank AG	1/22/16	EUR	16.55	132,000	(10,835)
Dassault Aviation SA	Call	Morgan Stanley & Co. International PLC	1/26/16	EUR	1,086.30	290	(23,040)
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	1/26/16	GBP	13.76	150,000	(56,596)
SABMiller PLC	Call	Deutsche Bank AG	1/26/16	GBP	40.68	71,800	(44,549)
SMC Corp.	Call	BNP Paribas S.A.	1/26/16	JPY	31,583.32	6,800	(51,205)
UniCredit SpA	Call	UBS AG	1/26/16	EUR	5.75	308,000	(1,625)
Vodafone Group PLC	Call	Morgan Stanley & Co. International PLC	1/26/16	GBP	2.29	235,000	(6,953)
Aalberts Industries NV	Call	Bank of America N.A.	1/27/16	EUR	32.12	24,000	(13,017)
Anheuser-Busch InBev SA NV	Call	Morgan Stanley & Co. International PLC	1/27/16	EUR	118.65	9,300	(13,295)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	10.53	115,000	(36,472)
AXA SA	Call	UBS AG	1/27/16	EUR	25.45	127,000	(68,029)
Cellnex Telecom SAU	Call	UBS AG	1/27/16	EUR	17.19	25,000	(12,498)
Commonwealth Bank of Australia	Call	Morgan Stanley & Co. International PLC	1/27/16	AUD	79.89	32,000	(121,344)
Crest Nicholson Holdings PLC	Call	UBS AG	1/27/16	GBP	5.44	40,000	(13,595)
Encana Corp.	Call	Credit Suisse International	1/27/16	CAD	10.40	140,000	(771)
Galp Energia SGPS SA	Call	UBS AG	1/27/16	EUR	10.21	67,000	(54,027)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	EUR	22.86	10,000	(22,782)
Koninklijke Philips NV	Call	UBS AG	1/27/16	EUR	24.50	41,000	(9,117)
Lloyds Banking Group PLC	Call	Goldman Sachs International	1/27/16	GBP	0.73	1,375,000	(43,488)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	0.75	1,817,000	(39,144)
Novartis AG	Call	Goldman Sachs International	1/27/16	CHF	86.91	68,500	(101,082)
Panasonic Corp.	Call	Bank of America N.A.	1/27/16	JPY	1,382.43	168,600	(5,982)
UniCredit SpA	Call	Goldman Sachs International	1/27/16	EUR	5.27	227,000	(16,756)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	2.97	197,500	(38,203)
Adecco SA	Call	Bank of America N.A.	1/28/16	CHF	71.54	2,000	(1,052)
AstraZeneca PLC	Call	Bank of America N.A.	1/28/16	GBP	46.04	39,000	(50,801)
BAE Systems PLC	Call	Bank of America N.A.	1/28/16	GBP	5.25	334,000	(14,772)
Banca Generali SpA	Call	UBS AG	1/28/16	EUR	29.56	57,000	(30,378)
BG Group PLC	Call	Deutsche Bank AG	1/28/16	GBP	10.78	107,500	(17,646)
BNP Paribas SA	Call	Bank of America N.A.	1/28/16	EUR	55.96	49,000	(9,070)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	17.45	83,000	(31,655)
Galp Energia SGPS SA	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	10.31	107,000	(79,437)
Green REIT PLC	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	1.62	105,000	(2,440)
Lloyds Banking Group PLC	Call	Morgan Stanley & Co. International PLC	1/28/16	GBP	0.75	841,000	(14,398)
Samsonite International SA	Call	Bank of America N.A.	1/28/16	HKD	23.55	394,200	(34,514)
Statoil ASA	Call	Bank of America N.A.	1/28/16	NOK	137.28	138,000	(24,061)
Sumitomo Mitsui Financial Group, Inc.	Call	BNP Paribas S.A.	1/28/16	JPY	4,893.65	79,200	(15,429)
Telecom Italia SpA	Call	Deutsche Bank AG	1/28/16	EUR	1.16	1,052,600	(79,915)
Whitbread PLC	Call	UBS AG	1/28/16	GBP	48.65	20,800	(500)
Imperial Tobacco Group PLC	Call	Morgan Stanley & Co. International PLC	2/02/16	GBP	37.12	17,000	(18,136)
Imperial Tobacco Group PLC	Call	UBS AG	2/02/16	GBP	35.31	80,200	(181,847)
Nordea Bank AB	Call	UBS AG	2/02/16	SEK	92.56	274,800	(92,336)
Unilever PLC	Call	UBS AG	2/02/16	GBP	28.55	58,800	(93,243)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	2/02/16	GBP	3.11	82,500	(7,159)
CRRC Corp. Ltd., Class H	Call	BNP Paribas S.A.	2/03/16	HKD	10.05	100,000	(2,800)
Kingspan Group PLC	Call	Bank of America N.A.	2/03/16	EUR	25.80	17,000	(7,605)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	2/03/16	TWD	143.82	304,000	(35,200)
Toyota Motor Corp.	Call	Goldman Sachs International	2/03/16	JPY	7,677.01	30,000	(21,947)
Aalberts Industries NV	Call	Deutsche Bank AG	2/04/16	EUR	31.60	27,200	(28,528)
AIA Group Ltd.	Call	Bank of America N.A.	2/04/16	HKD	48.74	600,000	(42,999)
Anheuser-Busch InBev SA NV	Call	Morgan Stanley & Co. International PLC	2/04/16	EUR	115.93	33,000	(99,963)
AstraZeneca PLC	Call	Deutsche Bank AG	2/04/16	GBP	45.05	35,000	(82,818)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	2/04/16	JPY	19,928.11	15,000	(5,939)
ORIX Corp.	Call	Goldman Sachs International	2/04/16	JPY	1,785.13	102,000	(35,258)
Roche Holding AG	Call	UBS AG	2/04/16	CHF	271.44	17,600	(182,592)
SABMiller PLC	Call	Deutsche Bank AG	2/04/16	GBP	40.68	71,800	(53,129)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Samsonite International SA	Call	Citibank N.A.	2/04/16	HKD	22.59	303,000	$(49,284)
Sumitomo Mitsui Financial Group, Inc.	Call	BNP Paribas S.A.	2/04/16	JPY	4,709.66	30,000	(17,942)
Unibail-Rodamco SE	Call	Morgan Stanley & Co. International PLC	2/04/16	EUR	236.54	5,400	(38,843)
China Construction Bank Corp., Class H	Call	Citibank N.A.	2/05/16	HKD	5.45	1,700,000	(19,478)
Continental AG	Call	Deutsche Bank AG	2/05/16	EUR	230.76	8,000	(34,426)
Eni SpA	Call	UBS AG	2/05/16	EUR	14.33	150,000	(33,845)
Adecco SA	Call	Deutsche Bank AG	2/09/16	CHF	68.39	28,800	(60,548)
BAE Systems PLC	Call	UBS AG	2/09/16	GBP	5.14	371,000	(44,771)
Banca Generali SpA	Call	UBS AG	2/09/16	EUR	28.75	21,000	(21,972)
BNP Paribas SA	Call	UBS AG	2/09/16	EUR	53.70	51,000	(68,267)
Dassault Aviation SA	Call	Goldman Sachs International	2/09/16	EUR	1,111.80	240	(16,616)
Diageo PLC	Call	Deutsche Bank AG	2/09/16	GBP	18.58	74,000	(49,627)
Element Financial Corp.	Call	Citibank N.A.	2/09/16	CAD	17.06	63,000	(31,273)
FANUC Corp.	Call	BNP Paribas S.A.	2/09/16	JPY	22,335.14	11,500	(23,084)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	2/09/16	EUR	26.01	10,000	(4,199)
Schneider Electric SE	Call	Bank of America N.A.	2/09/16	EUR	56.05	26,300	(18,424)
Vodafone Group PLC	Call	Morgan Stanley & Co. International PLC	2/09/16	GBP	2.18	542,800	(63,356)
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	2/10/16	EUR	31.79	23,000	(22,404)
Cellnex Telecom SAU	Call	Bank of America N.A.	2/10/16	EUR	17.17	65,000	(40,534)
Mitsubishi Estate Co. Ltd.	Call	Citibank N.A.	2/10/16	JPY	2,596.37	108,000	(89,764)
Prudential PLC	Call	UBS AG	2/10/16	GBP	15.57	60,000	(31,520)
China Construction Bank Corp., Class H	Call	Citibank N.A.	2/11/16	HKD	5.29	4,860,000	(102,421)
Statoil ASA	Call	Bank of America N.A.	2/11/16	NOK	126.63	15,000	(9,083)
Tencent Holdings Ltd.	Call	Citibank N.A.	2/11/16	HKD	154.63	61,000	(31,488)
UBS Group AG	Call	Morgan Stanley & Co. International PLC	2/11/16	CHF	19.75	143,000	(77,114)
Wacker Chemie AG	Call	Deutsche Bank AG	2/11/16	EUR	80.02	15,000	(32,655)
BAE Systems PLC	Call	Deutsche Bank AG	2/16/16	GBP	4.97	249,600	(61,806)
Telecom Italia SpA	Call	Deutsche Bank AG	2/16/16	EUR	1.18	1,072,000	(63,546)
Vodafone Group PLC	Call	UBS AG	2/16/16	GBP	2.17	662,000	(81,366)
Crest Nicholson Holdings PLC	Call	UBS AG	2/17/16	GBP	5.56	21,000	(6,820)
Kingspan Group PLC	Call	Bank of America N.A.	2/17/16	EUR	25.80	17,000	(10,143)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	2/24/16	EUR	26.54	11,700	(4,708)
Nestle SA	Call	UBS AG	2/24/16	CHF	75.22	46,000	(77,504)
Continental AG	Call	Deutsche Bank AG	2/25/16	EUR	230.76	8,000	(48,963)
Orange SA	Call	Morgan Stanley & Co. International PLC	2/25/16	EUR	16.21	206,000	(91,891)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	2/26/16	EUR	26.54	11,700	(4,915)
Total							$(5,710,091)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BGY
Outstanding options at beginning of year	22,442,266	$9,784,983	—	—
Options written	241,933,552	71,895,382	—	—
Options expired	(142,632,668)	(36,392,683)	—	—
Options closed	(84,067,277)	(36,116,235)	—	—
Options exercised	(71,469)	(191,753)	—	—

Outstanding options at end of year	37,604,404	$8,979,694	—	—

As of period end, the value of portfolio securities subject to covered call options written was $313,210,513.

See Notes to Financial Statements.

72	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$22,948	—	—	$22,948
Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$6,463,536	—	—	$6,463,536

[1]	Includes options purchased at value as reported in the Schedules of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Futures	—	—	$(703,843)	—	—	$(703,843)
Options purchased[1]	—	—	(548)	—	—	(548)
Options written	—	—	(5,062,285)	—	—	(5,062,285)

Total	—	—	$(5,766,676)	—	—	$(5,766,676)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$(53,917)	—	—	$(53,917)
Options written	—	—	3,316,487	—	—	3,316,487

Total	—	—	$3,262,570	—	—	$3,262,570

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$46,156,149	[1]
Average notional value of contracts — short	$45,453,620	[1]
Options:
Average value of option contracts purchased	$5,737
Average value of option contracts written	$7,544,137

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Options[1]	$22,948	[1]	$6,463,536
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(753,445)

Total derivative assets and liabilities subject to an MNA	$22,948		$5,710,091

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$4,434	$(4,434)	—	—	—
UBS AG	18,514	(18,514)	—	—	—
Total	$22,948	$(22,948)	—	—	—
	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$661,922	—	—	$(661,922)	—
BNP Paribas S.A.	152,327	—	—	(152,327)	—
Citibank N.A.	338,259	—	—	(338,259)	—
Credit Suisse International	4,930	—	—	—	$4,930
Deutsche Bank AG	822,082	—	$(822,082)	—	—
Goldman Sachs International	266,577	—	—	(266,577)	—
Morgan Stanley & Co. International PLC	1,859,007	$(4,434)	(1,327,954)	(526,619)	—
UBS AG	1,604,987	(18,514)	(338,473)	(1,248,000)	—

Total	$5,710,091	$(22,948)	(2,488,509)	(3,193,704)	$4,930

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$7,808,416	—	$7,808,416
Belgium.	—	13,458,544	—	13,458,544
Canada	$28,827,163	—	—	28,827,163

See Notes to Financial Statements.

74	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
China	$10,871,121	$19,927,162	—	$30,798,283
France	4,384,335	42,229,032	—	46,613,367
Germany	986,959	25,570,933	—	26,557,892
Hong Kong	—	14,215,631	—	14,215,631
India	11,985,678	10,259,776	—	22,245,454
Indonesia	—	5,440,960	—	5,440,960
Ireland	18,385,909	12,209,330	—	30,595,239
Israel	9,957,591	—	—	9,957,591
Italy	—	31,340,032	—	31,340,032
Japan	—	64,092,118	—	64,092,118
Mexico	11,740,625	—	—	11,740,625
Netherlands	—	22,106,060	—	22,106,060
New Zealand	—	6,286,394	—	6,286,394
Norway	—	6,389,018	—	6,389,018
Peru	4,204,025	—	—	4,204,025
Portugal	6,158,201	—	—	6,158,201
South Africa	—	6,153,392	—	6,153,392
Spain	—	16,590,650	—	16,590,650
Sweden	—	11,114,787	—	11,114,787
Switzerland	11,330,799	53,876,284	—	65,207,083
Taiwan	1,658,599	8,386,762	—	10,045,361
United Kingdom	36,900,336	135,378,091	$4,465,011	176,743,438
United States	10,745,120	10,119,298	—	20,864,418
Investment Companies	8,235,058	7,637,064	—	15,872,122
Preferred Stocks	—	—	15,504,609	15,504,609
Short-Term Securities	37,105,203	2,751,247	—	39,856,450
Options Purchased	—	22,948	—	22,948

Total	$213,476,722	$533,363,929	$19,969,620	$766,810,271

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(602,670)	$(5,860,866)	—	$(6,463,536)

[1] Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of period end, December 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$23,857	—	—	$23,857
Foreign currency at value	542,973	—	—	542,973
Cash pledged as collateral for OTC derivatives	4,056,619	—	—	4,056,619
Cash pledged as collateral for exchange-traded options written	2,114,000	—	—	2,114,000
Liabilities:
Collateral on securities loaned at value	—	$(2,751,247)	—	(2,751,247)

Total	$6,737,449	$(2,751,247)	—	$3,986,202

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
Common Stocks	$5,158,479	$(9,107,539)	$9,107,539	$(5,158,479)
Investment Companies	—	(7,061,380)	7,061,380	—

Total	$5,158,479	$(16,168,919)	$16,168,919	$(5,158,479)

[1] Systematic Fair Value Prices were not utilized at period end for these investments.
[2] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	75

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2014	$4,688,215	$4,187,086	$8,875,301
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(215,219)	(215,219)
Net change in unrealized appreciation/depreciation[1,2]	(223,204)	9,417,978	9,194,774
Purchases	—	4,725,125	4,725,125
Sales	—	(2,610,361)	(2,610,361)

Closing Balance, as of December 31, 2015	$4,465,011	$15,504,609	$19,969,620

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015[2]	$(223,204)	$9,417,978	$9,194,774

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$4,465,011	Market Comparables	Tangible Book Value Multiple[1]	2.10x
Preferred Stocks	15,504,609	Market Comparables	Revenue Multiple[1]	6.03x
			Revenue Growth Rate[1]	670.00%
		Probability-Weighted Expected Return Model	Discount Rate[1]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger and Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	86.00%
			Revenue Multiple[1]	1.85x-3.20x
			Time to Exit[2]	1-3 years

Total	$19,969,620

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

76	ANNUAL REPORT	DECEMBER 31, 2015

Consolidated Schedule of Investments December 31, 2015	BlackRock Resources & Commodities StrategyTrust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Products — 0.1%
Kingspan Group PLC	31,800	$838,432
Chemicals — 13.9%
Air Liquide SA	4,730	531,024
Albemarle Corp. (a)	245,000	13,722,450
CF Industries Holdings, Inc.	278,478	11,364,687
Linde AG	2,900	418,932
Monsanto Co. (a)(b)	427,971	42,163,703
Novozymes A/S, B Shares	27,900	1,335,821
Syngenta AG	115,314	45,134,258
Wacker Chemie AG	5,600	468,224

		115,139,099
Containers & Packaging — 1.6%
Smurfit Kappa Group PLC	511,889	13,095,262
Electric Utilities — 0.0%
Fortum OYJ	16,900	254,624
Electrical Equipment — 0.3%
ABB Ltd.	25,400	453,329
Gamesa Corp. Tecnologica SA	27,700	474,225
Schneider Electric SE	10,700	607,806
Vestas Wind Systems A/S	13,933	973,064

		2,508,424
Electronic Equipment, Instruments & Components — 0.0%
Azbil Corp.	9,800	251,117
Energy Equipment & Services — 0.8%
Schlumberger Ltd. (a)	90,703	6,326,534
Food & Staples Retailing — 1.1%
Fyffes PLC	5,441,098	8,928,848
Food Products — 9.2%
Bunge Ltd. (a)	274,835	18,765,730
First Resources Ltd.	8,361,900	11,322,976
Kerry Group PLC, Class A	48,427	4,016,067
Leroy Seafood Group ASA	235,731	8,788,331
Mead Johnson Nutrition Co. (a)	104,104	8,219,011
Pilgrim’s Pride Corp. (a)	339,576	7,501,234
Select Harvests Ltd. (c)	1,175,925	7,241,131
Tyson Foods, Inc., Class A (a)	193,933	10,342,447

		76,196,927
Independent Power and Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd., Class H	488,000	366,966
EDP Renovaveis SA	119,300	938,374
Enel Green Power SpA	223,400	454,078
Greenko Group PLC	59,000	85,674

		1,845,092
Metals & Mining — 32.2%
Agnico Eagle Mines Ltd. (a)	295,638	7,770,726
Alcoa, Inc. (a)	2,505,303	24,727,341
Allegheny Technologies, Inc.	35,000	393,750
Barrick Gold Corp. (a)	1,235,979	9,121,525
BHP Billiton Ltd. — ADR	930,196	23,961,849
BHP Billiton PLC	2,211,530	24,662,728
Boliden AB	245,029	4,147,942
Dominion Diamond Corp. (a)	825,000	8,430,657
Eldorado Gold Corp.	4,633,858	13,730,446
First Quantum Minerals Ltd. (a)	3,361,297	12,583,305
Freeport-McMoRan, Inc.	1,160,978	7,859,821
Fresnillo PLC	1,150,700	11,964,040
Glencore PLC	9,557,294	12,664,721
Grupo Mexico SAB de CV, Series B	5,640,509	12,040,635

Common Stocks	Shares	Value
Metals & Mining (continued)
Iluka Resources Ltd.	4,635,756	$20,505,881
Lundin Mining Corp. (d)	4,311,374	11,840,154
MMC Norilsk Nickel PJSC — ADR	689,940	8,743,447
Nevsun Resources Ltd.	4,564,376	12,370,030
OZ Minerals Ltd.	3,002,700	8,778,395
Rio Tinto PLC — ADR	483,123	14,068,542
Tahoe Resources, Inc. (a)	965,000	8,347,944
Teck Resources Ltd., Class B	2,025,000	7,816,500

		266,530,379
Multi-Utilities — 0.5%
Hera SpA	357,100	946,390
National Grid PLC	33,700	464,779
Veolia Environnement SA	126,000	2,989,463

		4,400,632
Oil, Gas & Consumable Fuels — 34.5%
Anadarko Petroleum Corp.	93,340	4,534,457
BG Group PLC	577,500	8,371,397
BP PLC — ADR (a)	1,181,160	36,923,062
Cairn Energy PLC (d)	3,032,880	7,019,217
Canadian Oil Sands Ltd.	634,200	3,790,442
Chevron Corp. (a)(b)	604,542	54,384,598
China Shenhua Energy Co. Ltd., Class H	6,951,000	10,853,995
ConocoPhillips (a)(b)	670,760	31,317,784
Enbridge, Inc.	518,610	17,240,775
Eni SpA — ADR	242,270	7,219,646
EQT Corp.	60,400	3,148,652
Exxon Mobil Corp. (a)(b)	734,264	57,235,879
Imperial Oil Ltd. (a)	287,490	9,366,228
Inpex Corp.	357,600	3,486,211
Royal Dutch Shell PLC, A Shares — ADR (a)	258,824	11,851,551
Statoil ASA	229,931	3,206,796
TOTAL SA — ADR (a)	335,970	15,101,852

		285,052,542
Paper & Forest Products — 2.7%
Interfor Corp. (d)	923,729	9,372,809
International Paper Co. (a)	334,439	12,608,350
Precious Woods Holding AG (d)	20,000	76,877

		22,058,036
Real Estate Investment Trusts (REITs) — 1.5%
Weyerhaeuser Co. (a)	401,872	12,048,123
Semiconductors & Semiconductor Equipment — 0.0%
AIXTRON SE (d)	7,600	33,715
SMA Solar Technology AG (d)	2,600	143,785

		177,500
Water Utilities — 0.6%
Pennon Group PLC	215,200	2,730,139
United Utilities Group PLC	158,381	2,180,810

		4,910,949
Total Common Stocks — 99.2%		820,562,520

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	77

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

Preferred Stocks	Shares	Value
Food Products — 0.7%
Tyson Foods, Inc.	99,842	$6,058,413
Total Long-Term Investments (Cost — $ 979,019,351) — 99.9%		826,620,933

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(f)	6,170,241	6,170,241
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (e)(f)(g)	$36	35,689
Total Short-Term Securities (Cost — $ 6,205,930) — 0.8%		6,205,930

Options Purchased	Value
(Cost — $4,529) — 0.0%	$1,680
Total Investments Before Options Written (Cost — $985,229,810) — 100.7%	832,828,543

Options Written
(Premiums Received — $7,049,614) — (0.7)%	(5,376,750)
Total Investments Net of Options Written — 100.0%	827,451,793
Liabilities in Excess of Other Assets — 0.0%	(411,899)

Net Assets — 100.0%	$827,039,894

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Security, or a portion of security, is on loan.

(d)	Non-income producing security.

(e)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares/ Beneficial Interest Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	29,478,327	(23,308,086)	6,170,241	$18,056		$354
BlackRock Liquidity Series, LLC Money Market Series	$2,373,800	$(2,338,111)	$ 35,689	$24,110	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
International Paper Co.	Call	1/15/16	USD 41.50	420	$1,680
Total					$1,680

See Notes to Financial Statements.

78	ANNUAL REPORT	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alcoa, Inc.	Call	1/08/16	USD	10.00	2,200	$(30,800)
Barrick Gold Corp.	Call	1/08/16	USD	8.00	720	(2,880)
Exxon Mobil Corp.	Call	1/08/16	USD	82.01	505	(2,134)
International Paper Co.	Call	1/08/16	USD	41.00	424	(6,784)
Monsanto Co.	Call	1/08/16	USD	101.00	260	(17,550)
Schlumberger Ltd.	Call	1/08/16	USD	78.00	37	(185)
Weyerhaeuser Co.	Call	1/08/16	USD	31.00	492	(12,300)
Agnico Eagle Mines Ltd.	Call	1/15/16	CAD	38.00	650	(31,239)
Alcoa, Inc.	Call	1/15/16	USD	10.00	1,000	(31,000)
Bunge Ltd.	Call	1/15/16	USD	67.50	480	(86,400)
Chevron Corp.	Call	1/15/16	USD	100.00	150	(825)
ConocoPhillips	Call	1/15/16	USD	55.00	678	(2,034)
Exxon Mobil Corp.	Call	1/15/16	USD	82.50	580	(6,960)
First Quantum Minerals Ltd.	Call	1/15/16	CAD	5.00	3,155	(110,586)
First Quantum Minerals Ltd.	Call	1/15/16	CAD	6.00	3,155	(31,922)
Imperial Oil Ltd.	Call	1/15/16	CAD	46.00	335	(15,132)
International Paper Co.	Call	1/15/16	USD	40.00	101	(1,057)
International Paper Co.	Call	1/15/16	USD	42.00	420	(3,780)
Mead Johnson Nutrition Co.	Call	1/15/16	USD	85.00	370	(11,655)
Monsanto Co.	Call	1/15/16	USD	97.50	635	(153,988)
Pilgrim’s Pride Corp.	Call	1/15/16	USD	22.00	926	(60,190)
Pilgrim’s Pride Corp.	Call	1/15/16	USD	23.00	260	(6,500)
Royal Dutch Shell PLC, A Shares — ADR	Call	1/15/16	USD	52.50	200	(1,000)
Schlumberger Ltd.	Call	1/15/16	USD	82.50	65	(65)
Tahoe Resources, Inc.	Call	1/15/16	CAD	13.00	1,000	(9,034)
TOTAL SA — ADR	Call	1/15/16	USD	47.50	350	(6,125)
Weyerhaeuser Co.	Call	1/15/16	USD	29.00	609	(74,602)
Chevron Corp.	Call	1/22/16	USD	91.00	319	(65,236)
ConocoPhillips	Call	1/22/16	USD	50.00	985	(48,758)
Exxon Mobil Corp.	Call	1/22/16	USD	80.00	646	(52,003)
Monsanto Co.	Call	1/22/16	USD	99.50	600	(98,400)
Weyerhaeuser Co.	Call	1/22/16	USD	32.00	153	(7,650)
Chevron Corp.	Call	1/25/16	USD	93.23	637	(104,039)
Tyson Foods, Inc., Class A	Call	1/25/16	USD	52.00	400	(89,647)
Barrick Gold Corp.	Call	1/29/16	USD	8.00	1,000	(19,000)
BP PLC — ADR	Call	1/29/16	USD	31.50	1,000	(85,500)
Exxon Mobil Corp.	Call	1/29/16	USD	78.00	236	(47,554)
Exxon Mobil Corp.	Call	1/29/16	USD	80.00	646	(71,060)
Weyerhaeuser Co.	Call	1/29/16	USD	30.50	152	(8,360)
Barrick Gold Corp.	Call	2/05/16	USD	8.00	1,000	(24,500)
Chevron Corp.	Call	2/05/16	USD	93.00	336	(69,552)
TOTAL SA — ADR	Call	2/05/16	USD	50.01	204	(3,584)
Agnico Eagle Mines Ltd.	Call	2/19/16	CAD	42.00	385	(21,564)
Bunge Ltd.	Call	2/19/16	USD	67.50	480	(151,200)
Chevron Corp.	Call	2/19/16	USD	95.00	675	(110,362)
Dominion Diamond Corp.	Call	2/19/16	CAD	15.00	962	(49,014)
First Quantum Minerals Ltd.	Call	2/19/16	CAD	8.00	3,000	(26,017)
Tahoe Resources, Inc.	Call	2/19/16	CAD	13.00	1,000	(34,328)
TOTAL SA — ADR	Call	2/19/16	USD	49.78	204	(6,772)
Total						$(1,910,827)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Royal Dutch Shell PLC, A Shares — ADR	Call	Deutsche Bank AG	1/04/16	USD	54.00	41,000	$—
Azbil Corp.	Call	UBS AG	1/05/16	JPY	3,164.61	1,700	(132)
EDP Renovaveis SA	Call	Bank of America N.A.	1/05/16	EUR	6.71	15,500	(8,868)
Eldorado Gold Corp.	Call	UBS AG	1/05/16	CAD	4.24	300,000	(13,408)
Fresnillo PLC	Call	Bank of America N.A.	1/05/16	GBP	7.62	90,000	(671)
Iluka Resources Ltd.	Call	Deutsche Bank AG	1/05/16	AUD	6.75	200,000	(55)
Interfor Corp.	Call	Citibank N.A.	1/05/16	CAD	12.90	64,000	(55,189)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	79

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	1/05/16	EUR	21.50	23,000	$(12,819)
Enbridge, Inc.	Call	Citibank N.A.	1/06/16	CAD	52.55	86,200	(42)
Eni SpA — ADR	Call	UBS AG	1/06/16	USD	32.61	30,000	(84)
Select Harvests Ltd.	Call	Goldman Sachs International	1/06/16	AUD	10.84	37,500	—
Statoil ASA	Call	Deutsche Bank AG	1/06/16	NOK	144.38	19,500	(1)
Boliden AB	Call	Morgan Stanley & Co. International PLC	1/07/16	SEK	153.55	56,500	(1,879)
EDP Renovaveis SA	Call	Bank of America N.A.	1/07/16	EUR	6.51	5,500	(4,353)
First Resources Ltd.	Call	Bank of America N.A.	1/07/16	SGD	2.00	200,000	(1,658)
MMC Norilsk Nickel PJSC — ADR	Call	Deutsche Bank AG	1/07/16	USD	15.41	118,000	(60)
OZ Minerals Ltd.	Call	UBS AG	1/07/16	AUD	4.68	231,000	(261)
Cairn Energy PLC	Call	Société Générale	1/08/16	GBP	1.52	200,000	(20,243)
CF Industries Holdings, Inc.	Call	Citibank N.A.	1/08/16	USD	46.30	49,000	(953)
Tyson Foods, Inc., Class A	Call	Credit Suisse International	1/08/16	USD	44.50	28,000	(247,338)
BHP Billiton PLC	Call	Deutsche Bank AG	1/12/16	GBP	8.48	100,000	(1,566)
BHP Billiton PLC	Call	Deutsche Bank AG	1/12/16	GBP	9.31	44,000	(193)
Leroy Seafood Group ASA	Call	Morgan Stanley & Co. International PLC	1/12/16	NOK	335.71	20,000	(11,709)
Lundin Mining Corp.	Call	Citibank N.A.	1/12/16	CAD	4.10	300,000	(10,897)
Wacker Chemie AG	Call	Morgan Stanley & Co. International PLC	1/12/16	EUR	86.43	2,000	(77)
China Longyuan Power Group Corp. Ltd., Class H	Call	Bank of America N.A.	1/13/16	HKD	6.70	86,000	(47)
EDP Renovaveis SA	Call	Bank of America N.A.	1/13/16	EUR	6.71	15,200	(8,873)
First Resources Ltd.	Call	Bank of America N.A.	1/13/16	SGD	2.05	200,000	(1,735)
Inpex Corp.	Call	Morgan Stanley & Co. International PLC	1/13/16	JPY	1,259.70	62,500	(1,751)
Select Harvests Ltd.	Call	Deutsche Bank AG	1/13/16	AUD	10.83	21,000	(19)
Select Harvests Ltd.	Call	UBS AG	1/13/16	AUD	10.23	13,400	(17)
Boliden AB	Call	Bank of America N.A.	1/14/16	SEK	148.73	135,000	(30,617)
First Resources Ltd.	Call	Bank of America N.A.	1/14/16	SGD	1.99	100,000	(1,847)
Iluka Resources Ltd.	Call	Bank of America N.A.	1/14/16	AUD	6.17	500,000	(45,030)
OZ Minerals Ltd.	Call	UBS AG	1/14/16	AUD	4.36	235,000	(3,394)
Select Harvests Ltd.	Call	Bank of America N.A.	1/14/16	AUD	9.99	50,000	(284)
Smurfit Kappa Group PLC	Call	Bank of America N.A.	1/14/16	EUR	26.22	30,000	(444)
Syngenta AG	Call	UBS AG	1/14/16	CHF	383.15	16,000	(293,275)
United Utilities Group PLC	Call	Morgan Stanley & Co. International PLC	1/14/16	GBP	9.78	55,000	(1,615)
Albemarle Corp.	Call	Morgan Stanley & Co. International PLC	1/20/16	USD	51.47	35,000	(196,916)
Azbil Corp.	Call	UBS AG	1/20/16	JPY	3,156.25	1,700	(522)
BHP Billiton PLC	Call	UBS AG	1/20/16	GBP	8.11	472,000	(58,263)
Cairn Energy PLC	Call	Bank of America N.A.	1/20/16	GBP	1.62	100,000	(4,258)
Fresnillo PLC	Call	Deutsche Bank AG	1/20/16	GBP	7.04	121,000	(37,490)
Glencore PLC	Call	Bank of America N.A.	1/20/16	GBP	0.94	200,000	(12,300)
Iluka Resources Ltd.	Call	Bank of America N.A.	1/20/16	AUD	6.17	500,000	(54,589)
Inpex Corp.	Call	Bank of America N.A.	1/20/16	JPY	1,263.68	63,000	(3,198)
Enel Green Power SpA	Call	UBS AG	1/21/16	EUR	2.03	39,000	(184)
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/21/16	SGD	1.98	400,000	(12,337)
OZ Minerals Ltd.	Call	Citibank N.A.	1/21/16	AUD	3.95	128,000	(16,843)
OZ Minerals Ltd.	Call	UBS AG	1/21/16	AUD	4.20	213,000	(10,453)
Schneider Electric SE	Call	Bank of America N.A.	1/21/16	EUR	58.90	1,900	(39)
Smurfit Kappa Group PLC	Call	Bank of America N.A.	1/21/16	EUR	26.20	60,000	(2,451)
TOTAL SA — ADR	Call	Deutsche Bank AG	1/25/16	USD	50.39	20,000	(1,563)
Interfor Corp.	Call	Citibank N.A.	1/26/16	CAD	13.20	64,000	(62,036)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	1/26/16	EUR	22.31	21,100	(9,713)
BG Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	9.80	100,000	(68,800)
Boliden AB	Call	UBS AG	1/27/16	SEK	143.82	53,500	(34,324)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	1.58	51,000	(4,500)
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/27/16	SGD	1.98	400,000	(13,995)
Fresnillo PLC	Call	Goldman Sachs International	1/27/16	GBP	6.76	125,000	(76,239)
Glencore PLC	Call	Goldman Sachs International	1/27/16	GBP	0.85	200,000	(27,336)
Grupo Mexico SAB de CV, Series B	Call	Credit Suisse International	1/27/16	MXN	38.72	900,000	(23,936)
Iluka Resources Ltd.	Call	Goldman Sachs International	1/27/16	AUD	6.21	200,000	(25,058)
Kingspan Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	EUR	25.92	11,100	(2,116)
MMC Norilsk Nickel PJSC — ADR	Call	Morgan Stanley & Co. International PLC	1/27/16	USD	13.21	123,400	(31,384)
Pennon Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	8.34	37,500	(19,259)
Royal Dutch Shell PLC, A Shares — ADR	Call	Deutsche Bank AG	1/27/16	USD	51.70	19,500	(2,602)
Eldorado Gold Corp.	Call	Morgan Stanley & Co. International PLC	1/28/16	CAD	4.85	200,000	(12,170)

See Notes to Financial Statements.

80	ANNUAL REPORT	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/28/16	SGD	2.00	200,000	$(5,481)
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	1/28/16	SGD	2.08	200,000	(3,628)
Gamesa Corp. Tecnologica SA	Call	UBS AG	1/28/16	EUR	16.75	9,700	(2,261)
Smurfit Kappa Group PLC	Call	UBS AG	1/28/16	EUR	26.22	30,000	(2,741)
Glencore PLC	Call	UBS AG	1/29/16	GBP	0.90	500,000	(51,714)
Hera SpA	Call	Deutsche Bank AG	2/02/16	EUR	2.46	125,000	(4,674)
Select Harvests Ltd.	Call	UBS AG	2/02/16	AUD	9.73	37,500	(2,124)
Fresnillo PLC	Call	Société Générale	2/03/16	GBP	6.70	67,000	(49,915)
Interfor Corp.	Call	Citibank N.A.	2/03/16	CAD	13.34	67,000	(66,678)
BG Group PLC	Call	Morgan Stanley & Co. International PLC	2/04/16	GBP	10.47	100,000	(34,818)
Cairn Energy PLC	Call	Goldman Sachs International	2/04/16	GBP	1.58	51,000	(4,690)
Enel Green Power SpA	Call	Goldman Sachs International	2/04/16	EUR	1.90	39,100	(2,256)
OZ Minerals Ltd.	Call	Citibank N.A.	2/05/16	AUD	4.26	250,000	(17,223)
Royal Dutch Shell PLC, A Shares - ADR	Call	UBS AG	2/05/16	USD	50.49	10,000	(3,929)
CF Industries Holdings, Inc.	Call	Citibank N.A.	2/08/16	USD	44.18	49,000	(45,841)
Grupo Mexico SAB de CV, Series B	Call	Credit Suisse International	2/08/16	MXN	39.09	900,000	(29,679)
Interfor Corp.	Call	Citibank N.A.	2/08/16	CAD	13.84	64,000	(54,423)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	2/09/16	EUR	6.80	5,500	(3,099)
Eldorado Gold Corp.	Call	Citibank N.A.	2/09/16	CAD	4.42	200,000	(29,736)
Kerry Group PLC, Class A	Call	Bank of America N.A.	2/09/16	EUR	76.86	17,000	(28,137)
Schneider Electric SE	Call	Bank of America N.A.	2/09/16	EUR	56.05	1,800	(1,261)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/10/16	GBP	1.43	293,500	(71,503)
Select Harvests Ltd.	Call	UBS AG	2/10/16	AUD	8.72	50,000	(13,182)
Syngenta AG	Call	UBS AG	2/10/16	CHF	382.44	24,300	(634,411)
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	2/11/16	SGD	2.02	200,000	(7,469)
Statoil ASA	Call	Bank of America N.A.	2/11/16	NOK	126.63	61,000	(36,937)
China Longyuan Power Group Corp. Ltd., Class H	Call	Bank of America N.A.	2/16/16	HKD	6.97	85,000	(394)
China Shenhua Energy Co. Ltd., Class H	Call	Bank of America N.A.	2/16/16	HKD	12.07	1,216,000	(108,553)
Interfor Corp.	Call	Citibank N.A.	2/16/16	CAD	14.01	64,000	(55,588)
National Grid PLC	Call	Morgan Stanley & Co. International PLC	2/16/16	GBP	9.19	11,800	(6,361)
Glencore PLC	Call	Deutsche Bank AG	2/17/16	GBP	0.97	2,445,000	(225,768)
Select Harvests Ltd.	Call	Citibank N.A.	2/17/16	AUD	8.60	37,500	(12,254)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/18/16	GBP	1.53	75,000	(11,249)
First Resources Ltd.	Call	Morgan Stanley & Co. International PLC	2/18/16	SGD	1.99	200,000	(10,131)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	2/23/16	GBP	1.43	140,000	(35,204)
Albemarle Corp.	Call	Citibank N.A.	2/24/16	USD	56.75	50,000	(142,386)
TOTAL SA - ADR	Call	Morgan Stanley & Co. International PLC	2/26/16	USD	48.80	14,500	(8,762)
Cairn Energy PLC	Call	Morgan Stanley & Co. International PLC	3/01/16	GBP	1.45	140,000	(35,185)
Total							$(3,465,923)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	11,008,132	$6,119,364	—	—
Options written	112,467,627	60,914,650	—	—
Options expired	(70,855,090)	(32,012,856)	—	—
Options closed	(35,911,166)	(27,799,810)	—	—
Options exercised	(1,326)	(171,734)	—	—

Outstanding options at end of year	16,708,177	$7,049,614	—	—

As of period end, the value of portfolio securities subject to covered call options written was $207,292,133.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	81

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Options purchased	Investments at value — unaffiliated[1]	—	—	$1,680	—	—	$1,680

Liabilities — Derivative Financial Instruments
Options written	Options written, at value	—	—	$5,376,750	—	—	$5,376,750

[1]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$(11,041)	—	—	$(11,041)
Options written	—	—	17,670,523	—	—	17,670,523

Total	—	—	$17,659,482	—	—	$17,659,482

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased[2]	—	—	$(2,849)	—	—	$(2,849)
Options written	—	—	3,014,954	—	—	3,014,954

Total	—	—	$3,012,105	—	—	$3,012,105

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$420
Average value of option contracts written	$4,218,946

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$1,680	[1]	$5,376,750

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,680)		(1,910,827)

Total derivative assets and liabilities subject to an MNA.	—		$3,465,923

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Schedule of Investments.

See Notes to Financial Statements.

82	ANNUAL REPORT	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities StrategyTrust (BCX)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (MNA) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$356,544	—	$(336,042)	—	$20,502
Citibank N.A.	570,089	—	(398,091)	—	171,998
Credit Suisse International	300,953	—	(148,105)	—	152,848
Deutsche Bank AG	273,991	—	(273,991)	—	—
Goldman Sachs International	135,579	—	(77,950)	—	57,629
Morgan Stanley & Co. International PLC	633,930	—	(558,742)	—	75,188
Société Générale	70,158	—	—	—	70,158
UBS AG	1,124,679	—	(1,124,679)	—	—

Total	$3,465,923	—	$(2,917,600)	—	$548,323

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]    Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Building Products.	—	$838,432	—	$838,432
Chemicals	$67,250,840	47,888,259	—	115,139,099
Containers & Packaging	13,095,262	—	—	13,095,262
Electric Utilities.	—	254,624	—	254,624
Electrical Equipment	—	2,508,424	—	2,508,424
Electronic Equipment, Instruments & Components	—	251,117	—	251,117
Energy Equipment & Services	6,326,534	—	—	6,326,534
Food & Staples Retailing	8,928,848	—	—	8,928,848
Food Products	68,955,796	7,241,131	—	76,196,927
Independent Power and Renewable Electricity Producers	85,674	1,759,418	—	1,845,092
Metals & Mining.	179,211,167	87,319,212	—	266,530,379
Multi-Utilities	—	4,400,632	—	4,400,632
Oil, Gas & Consumable Fuels	252,114,926	32,937,616	—	285,052,542
Paper & Forest Products	21,981,159	76,877	—	22,058,036
Real Estate Investment Trusts (REITs)	12,048,123	—	—	12,048,123
Semiconductors & Semiconductor Equipment	—	177,500	—	177,500
Water Utilities	—	4,910,949	—	4,910,949
Preferred Stocks	6,058,413	—	—	6,058,413
Short-Term Securities	6,170,241	35,689	—	6,205,930
Options Purchased	1,680	—	—	1,680

Total	$642,228,663	$190,599,880	—	$832,828,543

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(1,704,651)	$(3,672,099)	—	$(5,376,750)

[1] Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	83

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities StrategyTrust (BCX)

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign bank overdraft	—	$(247,746)	—	$(247,746)
Collateral on securities loaned at value	—	(35,689)	—	(35,689)

Total	—	$(283,435)	—	$(283,435)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

84	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Telecommunication Services — 2.2%
Cellnex Telecom SAU (a)	202,621	$3,788,417
Cogent Communications Holdings, Inc. (b)	99,200	3,441,248
Com Hem Holding AB	263,200	2,394,584

		9,624,249
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	82,300	3,459,892
Japan Aviation Electronics Industry Ltd.	131,000	1,913,857
Tongda Group Holdings Ltd.	6,450,000	1,140,186

		6,513,935
Hotels, Restaurants & Leisure — 0.9%
Six Flags Entertainment Corp. (b)	69,800	3,834,812
Household Durables — 1.3%
Sony Corp.	242,100	5,950,042
Internet & Catalog Retail — 5.6%
Amazon.com, Inc. (b)(c)	24,200	16,356,538
Ctrip.com International Ltd. — ADR (b)(c)	57,000	2,640,810
Ensogo Ltd. (c)	173,282	265,168
Netflix Inc. (b)(c)	47,620	5,446,776

		24,709,292
Internet Software & Services — 23.9%
58.com, Inc. — ADR (b)(c)	82,400	5,435,100
Alibaba Group Holding Ltd. — ADR (b)(c)	86,800	7,054,236
Alphabet, Inc., Class A (b)(c)	41,500	32,287,415
comScore, Inc. (b)(c)	55,000	2,263,250
Cvent, Inc. (b)(c)	84,700	2,956,877
eBay, Inc. (b)(c)	77,100	2,118,708
Facebook, Inc., Class A (b)(c)	220,700	23,098,462
Hortonworks, Inc. (b)(c)	121,935	2,670,378
Instructure, Inc. (c)	117,500	2,446,350
LinkedIn Corp., Class A (b)(c)	15,400	3,466,232
NetEase, Inc. — ADR (b)	25,800	4,675,992
New Relic, Inc. (b)(c)	69,200	2,520,956
Scout24 AG (a)(c)	74,300	2,658,560
Tencent Holdings Ltd.	633,500	12,465,565

		106,118,081
IT Services — 13.0%
Alliance Data Systems Corp. (b)(c)	13,100	3,623,067
Euronet Worldwide, Inc. (c)	48,100	3,483,883
Fidelity National Information Services, Inc. (b)	56,500	3,423,900
First Data Corp., Class A (b)(c)	117,900	1,888,758
Global Payments, Inc. (b)	70,000	4,515,700
HCL Technologies Ltd.	218,300	2,821,628
Luxoft Holding, Inc. (c)	50,500	3,895,065
MasterCard, Inc., Class A (b)	96,000	9,346,560
PayPal Holdings, Inc. (b)(c)	72,900	2,638,980
Sabre Corp.	170,000	4,754,900
Visa, Inc., A Shares (b)	150,000	11,632,500
Worldpay Group PLC (a)(c)	1,280,400	5,800,524

		57,825,465
Media — 4.5%
Eros International PLC (b)(c)(d)	154,305	1,411,891
Naspers Ltd., N Shares	43,800	5,986,774
REA Group Ltd.	58,800	2,360,467
Rentrak Corp. (c)	37,000	1,758,610
Sky PLC	198,900	3,260,608
Stroeer SE	53,100	3,341,220
Walt Disney Co. (b)	18,800	1,975,504

		20,095,074
Professional Services — 1.5%
TechnoPro Holdings, Inc.	137,300	4,060,914

Common Stocks	Shares	Value
Professional Services (concluded)
TransUnion (c)	90,100	$2,484,057

		6,544,971
Real Estate Investment Trusts (REITs) — 5.0%
Crown Castle International Corp. (b)	87,900	7,598,955
Digital Realty Trust, Inc.	90,800	6,866,296
Equinix, Inc. (b)	24,751	7,484,702

		21,949,953
Semiconductors & Semiconductor Equipment — 10.5%
ARM Holdings PLC	197,800	3,014,891
ASML Holding NV	24,100	2,141,333
Avago Technologies Ltd. (b)	37,100	5,385,065
BE Semiconductor Industries NV	105,500	2,120,162
Broadcom Corp., Class A	72,400	4,186,168
Cavium, Inc. (b)(c)	33,200	2,181,572
Hermes Microvision, Inc.	39,000	1,402,742
Lam Research Corp. (b)	53,900	4,280,738
M/A-COM Technology Solutions Holdings. Inc. (b)(c)	71,700	2,931,813
Maxim Integrated Products, Inc. (b)	69,800	2,652,400
Micron Technology, Inc. (b)(c)	80,300	1,137,048
NVIDIA Corp. (b)	91,700	3,022,432
NXP Semiconductors NV (b)(c)	42,700	3,597,475
Silicon Motion Technology Corp. — ADR (b)	74,900	2,348,864
Taiwan Semiconductor Manufacturing Co. Ltd.	1,471,000	6,346,249

		46,748,952
Software — 19.6%
Activision Blizzard, Inc. (b)	205,500	7,954,905
Adobe Systems, Inc. (b)(c)	66,100	6,209,434
Atlassian Corp. PLC, Class A (c)	109,200	3,284,736
Autodesk, Inc. (b)(c)	86,000	5,239,980
Electronic Arts, Inc. (b)(c)	65,400	4,494,288
Imperva, Inc. (b)(c)	75,700	4,792,567
Microsoft Corp. (b)	321,600	17,842,368
Nintendo Co. Ltd.	31,800	4,372,822
Oracle Corp. (b)	180,800	6,604,624
Proofpoint, Inc. (b)(c)	50,400	3,276,504
RingCentral, Inc., Class A (b)(c)	145,200	3,423,816
Salesforce.com, Inc. (b)(c)	55,200	4,327,680
ServiceNow, Inc. (b)(c)	45,100	3,903,856
Sophos Group PLC (a)	771,000	2,977,931
Tableau Software, Inc., Class A (b)(c)	27,900	2,628,738
Take-Two Interactive Software, Inc. (b)(c)	64,800	2,257,632
Zendesk, Inc. (b)(c)	125,400	3,315,576

		86,907,457
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc. (b)	224,800	23,662,448
Catcher Technology Co. Ltd.	242,000	2,017,413
Lenovo Group Ltd.	1,866,000	1,894,881
Quanta Computer, Inc.	1,116,000	1,800,712

		29,375,454
Wireless Telecommunication Services — 0.7%
Bharti Infratel Ltd.	460,800	2,981,857
Total Common Stocks — 96.8%		429,179,594

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	85

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Preferred Stocks	Shares	Value
Internet & Catalog Retail — 0.6%
Jasper Infotech Private Ltd., Series I (Acquired 8/18/15, Cost 1,998,435) (c)(e)	1,054	$2,608,186
Internet Software & Services — 2.6%
Uber Technologies, Inc., Series E (Acquired 12/4/14, Cost $3,000,048), 0.00% (c)(e)	90,044	4,391,644
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, Cost $3,016,964) (c)(e)	110,003	3,363,892
Zuora, Inc. (Acquired 1/16/15, Cost $3,894,522), 0.00% (c)(e)	1,025,063	3,838,348

		11,593,884
Software — 0.3%
Illumio, Inc., Series C (Acquired 3/11/15, Cost $1,500,001), 0.00% (c)(e)	466,730	1,494,470
Total Preferred Stocks — 3.5%		15,696,540
Total Long-Term Investments (Cost — $376,392,657) — 100.3%		444,876,134

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (f)(g)	604,146	$604,146
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (f)(g)(h)	$119	119,000
Total Short-Term Securities (Cost — $723,146) — 0.2%		723,146
Total Investments Before Options Written (Cost — $377,115,803) — 100.5%		445,599,280

Options Written
(Premiums Received — $4,168,452) — (0.6)%		(2,699,149)
Total Investments Net of Options Written — 99.9%		442,900,131
Other Assets Less Liabilities — 0.1%		576,714

Net Assets — 100.0%		$443,476,845

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,696,540 and an original cost of $13,409,970 which was 3.5% of its net assets.

(f)	Current yield as of period end.

(g)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares/ Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	43,173,790	(42,569,644)	604,146	$7,865		$56
BlackRock Liquidity Series, LLC, Money Market Series	—	$119,000	$119,000	$19,944	[1]	—

1	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Silicon Motion Technology Corp.-ADR	Call	1/04/16	USD	30.40	87	$(9,248)
Activision Blizzard, Inc.	Call	1/08/16	USD	40.00	388	(5,432)
Alibaba Group Holding Ltd.-ADR	Call	1/08/16	USD	89.00	154	(616)
Amazon.com, Inc.	Call	1/08/16	USD	675.00	29	(28,130)
Amazon.com, Inc.	Call	1/08/16	USD	697.50	51	(8,644)

See Notes to Financial Statements.

86	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Apple, Inc.	Call	1/08/16	USD	120.00	81	$(243)
eBay, Inc.	Call	1/08/16	USD	30.00	124	(496)
Electronic Arts, Inc.	Call	1/08/16	USD	72.50	125	(2,750)
LinkedIn Corp., Class A	Call	1/08/16	USD	250.00	32	(224)
MasterCard, Inc., Class A	Call	1/08/16	USD	100.00	96	(1,536)
MasterCard, Inc., Class A	Call	1/08/16	USD	97.50	148	(13,764)
Microsoft Corp.	Call	1/08/16	USD	57.00	83	(872)
NetEase, Inc.-ADR	Call	1/08/16	USD	177.50	50	(29,000)
Netflix Inc.	Call	1/08/16	USD	125.00	82	(1,148)
NVIDIA Corp.	Call	1/08/16	USD	34.00	320	(11,200)
PayPal Holdings, Inc.	Call	1/08/16	USD	37.00	135	(4,388)
Salesforce.com, Inc.	Call	1/08/16	USD	82.00	73	(1,168)
Visa, Inc., A Shares	Call	1/08/16	USD	81.00	225	(788)
Walt Disney Co.	Call	1/08/16	USD	117.00	36	(468)
Silicon Motion Technology Corp.-ADR	Call	1/11/16	USD	32.25	90	(3,204)
Imperva, Inc.	Call	1/12/16	USD	73.00	135	(1,661)
Walt Disney Co.	Call	1/13/16	USD	116.00	36	(91)
Activision Blizzard, Inc.	Call	1/15/16	USD	39.00	15	(1,035)
Adobe Systems, Inc.	Call	1/15/16	USD	95.00	279	(34,317)
Alibaba Group Holding Ltd.-ADR	Call	1/15/16	USD	82.50	44	(6,182)
Alliance Data Systems Corp.	Call	1/15/16	USD	270.00	46	(42,320)
Amazon.com, Inc.	Call	1/15/16	USD	695.00	5	(2,788)
Autodesk, Inc.	Call	1/15/16	USD	62.50	298	(20,264)
Autodesk, Inc.	Call	1/15/16	USD	65.00	176	(3,344)
Avago Technologies Ltd.	Call	1/15/16	USD	155.00	130	(8,775)
Cavium, Inc.	Call	1/15/16	USD	65.00	182	(41,405)
comScore, Inc.	Call	1/15/16	USD	50.00	82	(4,510)
Crown Castle International Corp.	Call	1/15/16	USD	87.50	296	(19,240)
Ctrip.com International Ltd.-ADR	Call	1/15/16	USD	52.50	100	(997)
Cvent, Inc.	Call	1/15/16	USD	35.00	150	(12,750)
Equinix, Inc.	Call	1/15/16	USD	300.00	86	(55,470)
Eros International PLC	Call	1/15/16	USD	10.00	270	(10,800)
Facebook, Inc., Class A	Call	1/15/16	USD	115.00	50	(275)
Fidelity National Information Services, Inc.	Call	1/15/16	USD	68.00	200	(1,295)
Global Payments, Inc.	Call	1/15/16	USD	65.00	193	(32,328)
Global Payments, Inc.	Call	1/15/16	USD	70.00	193	(8,685)
Hortonworks, Inc.	Call	1/15/16	USD	20.00	106	(22,790)
Hortonworks, Inc.	Call	1/15/16	USD	22.50	100	(7,500)
Lam Research Corp.	Call	1/15/16	USD	80.00	188	(24,910)
M/A-COM Technology Solutions Holdings. Inc.	Call	1/15/16	USD	40.00	250	(52,500)
MasterCard, Inc., Class A	Call	1/15/16	USD	101.00	96	(2,352)
Maxim Integrated Products, Inc.	Call	1/15/16	USD	41.00	245	(6,125)
Microsoft Corp.	Call	1/15/16	USD	53.60	308	(66,835)
Microsoft Corp.	Call	1/15/16	USD	55.00	307	(34,231)
NetEase, Inc.-ADR	Call	1/15/16	USD	150.00	10	(31,800)
NetEase, Inc.-ADR	Call	1/15/16	USD	190.00	81	(12,758)
New Relic, Inc.	Call	1/15/16	USD	40.00	182	(8,190)
NXP Semiconductors NV	Call	1/15/16	USD	85.00	75	(15,563)
RingCentral, Inc., Class A	Call	1/15/16	USD	24.00	10	(600)
RingCentral, Inc., Class A	Call	1/15/16	USD	25.00	250	(6,875)
Salesforce.com, Inc.	Call	1/15/16	USD	80.00	121	(11,253)
ServiceNow, Inc.	Call	1/15/16	USD	86.00	248	(60,974)
Silicon Motion Technology Corp.-ADR	Call	1/15/16	USD	35.00	145	(2,538)
Six Flags Entertainment Corp.	Call	1/15/16	USD	55.00	259	(22,015)
Tableau Software, Inc., Class A	Call	1/15/16	USD	95.00	47	(11,162)
Take-Two Interactive Software, Inc.	Call	1/15/16	USD	36.00	226	(6,780)
Visa, Inc., A Shares	Call	1/15/16	USD	78.75	28	(1,876)
Visa, Inc., A Shares	Call	1/15/16	USD	80.00	176	(5,368)
Zendesk, Inc.	Call	1/15/16	USD	25.00	270	(47,250)
Alphabet, Inc., Class A	Call	1/22/16	USD	785.00	146	(208,780)
Apple, Inc.	Call	1/22/16	USD	120.00	191	(1,146)
Cogent Communications Holdings, Inc.	Call	1/22/16	USD	34.09	347	(49,114)
Electronic Arts, Inc.	Call	1/22/16	USD	75.00	104	(3,328)
Facebook, Inc., Class A	Call	1/22/16	USD	109.00	405	(37,463)
MasterCard, Inc., Class A	Call	1/22/16	USD	99.50	189	(15,498)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	87

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Micron Technology, Inc.	Call	1/22/16	USD	16.00	110	$(990)
Microsoft Corp.	Call	1/22/16	USD	56.00	188	(14,476)
Netflix Inc.	Call	1/22/16	USD	123.00	86	(38,055)
NXP Semiconductors NV	Call	1/22/16	USD	90.50	75	(6,000)
PayPal Holdings, Inc.	Call	1/22/16	USD	36.50	130	(12,675)
Visa, Inc., A Shares	Call	1/22/16	USD	78.50	329	(35,368)
Walt Disney Co.	Call	1/22/16	USD	117.00	18	(180)
Activision Blizzard, Inc.	Call	1/29/16	USD	39.00	340	(34,850)
Alibaba Group Holding Ltd.-ADR	Call	1/29/16	USD	87.00	55	(6,572)
Ctrip.com International Ltd.-ADR	Call	1/29/16	USD	52.50	100	(2,750)
eBay, Inc.	Call	1/29/16	USD	29.00	20	(640)
Facebook, Inc., Class A	Call	1/29/16	USD	109.00	254	(43,815)
Netflix Inc.	Call	1/29/16	USD	142.00	190	(23,180)
Oracle Corp.	Call	1/29/16	USD	37.00	263	(13,282)
Activision Blizzard, Inc.	Call	2/05/16	USD	40.50	388	(37,830)
Facebook, Inc., Class A	Call	2/05/16	USD	109.00	63	(14,868)
Microsoft Corp.	Call	2/05/16	USD	57.00	240	(30,120)
PayPal Holdings, Inc.	Call	2/05/16	USD	37.00	135	(18,225)
58.com, Inc.-ADR	Call	2/16/16	USD	70.00	289	(63,216)
Alibaba Group Holding Ltd.-ADR	Call	2/19/16	USD	80.00	50	(25,250)
First Data Corp., Class A	Call	2/19/16	USD	17.00	206	(8,755)
NVIDIA Corp.	Call	2/19/16	USD	34.00	185	(26,640)
Proofpoint, Inc.	Call	2/19/16	USD	70.00	88	(23,320)
Proofpoint, Inc.	Call	2/19/16	USD	75.00	88	(12,320)
Total						$(1,702,802)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
CDW Corp.	Call	Citibank N.A.	1/05/16	USD	43.58	29,000	$(2,381)
Luxoft Holding, Inc.	Call	Deutsche Bank AG	1/05/16	USD	69.04	10,000	(81,004)
Nintendo Co. Ltd.	Call	Bank of America N.A.	1/05/16	JPY	20,872.82	4,200	—
Sky PLC	Call	UBS AG	1/05/16	GBP	10.96	25,000	(7,705)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	1/05/16	TWD	145.95	217,000	(3,531)
Tongda Group Holdings Ltd.	Call	Bank of America N.A.	1/05/16	HKD	1.64	2,250,000	(3)
TransUnion	Call	Deutsche Bank AG	1/05/16	USD	25.80	9,400	(16,678)
Digital Realty Trust, Inc.	Call	UBS AG	1/06/16	USD	73.32	17,000	(41,473)
New Relic, Inc.	Call	Citibank N.A.	1/06/16	USD	38.51	18,150	(1,021)
TransUnion	Call	Citibank N.A.	1/06/16	USD	26.24	10,500	(15,168)
Cellnex Telecom SAU	Call	UBS AG	1/07/16	EUR	16.01	9,000	(11,733)
RingCentral, Inc., Class A	Call	Deutsche Bank AG	1/07/16	USD	20.75	25,000	(71,001)
Tencent Holdings Ltd.	Call	Citibank N.A.	1/07/16	HKD	152.80	111,000	(25,238)
Com Hem Holding AB	Call	Goldman Sachs International	1/08/16	SEK	76.84	23,000	(3,378)
Digital Realty Trust, Inc.	Call	Deutsche Bank AG	1/11/16	USD	73.76	16,000	(36,732)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/12/16	GBP	11.69	35,000	(32)
ASML Holding NV	Call	UBS AG	1/12/16	EUR	87.62	10,000	(1,893)
ASML Holding NV	Call	UBS AG	1/12/16	EUR	89.41	3,200	(243)
Cellnex Telecom SAU	Call	UBS AG	1/12/16	EUR	17.34	7,600	(1,985)
Com Hem Holding AB	Call	Bank of America N.A.	1/12/16	SEK	78.21	23,000	(2,579)
Com Hem Holding AB	Call	Morgan Stanley & Co. International PLC	1/12/16	SEK	77.48	23,000	(3,217)
Sabre Corp.	Call	Citibank N.A.	1/12/16	USD	29.50	20,400	(1,772)
TechnoPro Holdings, Inc.	Call	Bank of America N.A.	1/12/16	JPY	3,462.90	20,000	(20,217)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/12/16	GBP	3.09	88,000	(4,983)
Worldpay Group PLC	Call	UBS AG	1/12/16	GBP	3.09	88,000	(4,582)
BE Semiconductor Industries NV	Call	Morgan Stanley & Co. International PLC	1/13/16	EUR	20.09	37,000	(3,951)
Hermes Microvision, Inc.	Call	Goldman Sachs International	1/13/16	TWD	1,246.95	18,000	(17,995)
Six Flags Entertainment Corp.	Call	Morgan Stanley & Co. International PLC	1/13/16	USD	52.60	12,300	(37,664)
Sky PLC	Call	Deutsche Bank AG	1/13/16	GBP	10.76	14,700	(8,846)
Sky PLC	Call	Morgan Stanley & Co. International PLC	1/13/16	GBP	10.91	22,000	(9,665)
Sky PLC	Call	UBS AG	1/13/16	GBP	10.96	26,000	(9,978)
Stroeer SE	Call	Bank of America N.A.	1/13/16	EUR	57.11	11,000	(29,099)
TransUnion	Call	Société Générale	1/13/16	USD	26.05	10,500	(16,840)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/14/16	GBP	10.77	7,200	(1,073)

See Notes to Financial Statements.

88	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/14/16	EUR	17.28	6,500	$(2,125)
Lenovo Group Ltd.	Call	Bank of America N.A.	1/14/16	HKD	8.76	300,000	(407)
REA Group Ltd.	Call	UBS AG	1/14/16	AUD	53.97	18,000	(19,272)
TechnoPro Holdings, Inc.	Call	Bank of America N.A.	1/14/16	JPY	3,500.38	16,000	(14,651)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/19/16	GBP	11.27	37,000	(953)
Cellnex Telecom SAU	Call	UBS AG	1/20/16	EUR	17.19	4,000	(1,761)
Sony Corp.	Call	Bank of America N.A.	1/20/16	JPY	3,351.72	55,000	(4,721)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	1/20/16	TWD	141.11	202,000	(26,016)
Catcher Technology Co. Ltd.	Call	UBS AG	1/21/16	TWD	303.16	42,000	(1,213)
Japan Aviation Electronics Industry Ltd.	Call	UBS AG	1/21/16	JPY	1,991.91	23,000	(2,441)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/22/16	EUR	17.36	13,000	(4,814)
Naspers Ltd., N Shares	Call	Deutsche Bank AG	1/22/16	ZAR	2,155.26	8,000	(26,845)
Sabre Corp.	Call	Citibank N.A.	1/26/16	USD	29.75	13,600	(2,901)
ARM Holdings PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	10.53	29,000	(9,197)
Cellnex Telecom SAU	Call	UBS AG	1/27/16	EUR	17.19	4,000	(2,000)
Crown Castle International Corp.	Call	Citibank N.A.	1/27/16	USD	86.65	19,000	(25,014)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	2.97	88,000	(17,022)
Cellnex Telecom SAU	Call	Morgan Stanley & Co. International PLC	1/28/16	EUR	17.45	13,000	(4,958)
Com Hem Holding AB	Call	Goldman Sachs International	1/28/16	SEK	76.84	23,000	(6,205)
Lenovo Group Ltd.	Call	Bank of America N.A.	1/28/16	HKD	8.84	315,000	(1,495)
TechnoPro Holdings, Inc.	Call	Bank of America N.A.	1/28/16	JPY	3,804.94	27,100	(10,881)
Adobe Systems, Inc.	Call	Deutsche Bank AG	1/29/16	USD	94.71	8,800	(17,960)
Digital Realty Trust, Inc.	Call	UBS AG	1/29/16	USD	74.04	17,000	(46,473)
Imperva, Inc.	Call	Citibank N.A.	1/29/16	USD	68.10	13,000	(18,843)
Quanta Computer, Inc.	Call	Deutsche Bank AG	2/02/16	TWD	57.10	390,000	(6,455)
Worldpay Group PLC	Call	Morgan Stanley & Co. International PLC	2/02/16	GBP	3.11	33,000	(2,863)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	UBS AG	2/03/16	TWD	143.82	96,000	(11,116)
Nintendo Co. Ltd.	Call	Morgan Stanley & Co. International PLC	2/04/16	JPY	19,928.11	7,000	(2,771)
Stroeer SE	Call	Morgan Stanley & Co. International PLC	2/04/16	EUR	57.96	8,000	(28,889)
Luxoft Holding, Inc.	Call	UBS AG	2/05/16	USD	76.50	7,600	(30,797)
Sony Corp.	Call	UBS AG	2/05/16	JPY	3,221.38	30,000	(6,394)
TransUnion	Call	Deutsche Bank AG	2/09/16	USD	25.95	1,200	(2,789)
Cellnex Telecom SAU	Call	Bank of America N.A.	2/10/16	EUR	17.19	9,000	(6,605)
TechnoPro Holdings, Inc.	Call	Goldman Sachs International	2/10/16	JPY	3,754.40	12,400	(8,775)
Tencent Holdings Ltd.	Call	Citibank N.A.	2/11/16	HKD	154.63	111,000	(57,298)
New Relic, Inc.	Call	Barclays Bank PLC	2/12/16	USD	38.37	1,700	(1,390)
Zendesk, Inc.	Call	Deutsche Bank AG	2/18/16	USD	26.10	17,000	(29,398)
Naspers Ltd., N Shares	Call	Deutsche Bank AG	2/24/16	ZAR	2,181.18	7,300	(38,979)
Total							$(996,347)

Transactions in Options Written for the Year Ended December 31, 2015
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options at beginning of year	4,962,899	$3,398,355	790,203	$428,041
Options written	43,054,800	35,607,689	1,512,329	1,774,818
Options expired	(17,987,594)	(12,402,725)	(961,198)	(1,172,604)
Options closed	(24,737,471)	(22,268,112)	(248,882)	(576,823)
Options exercised	(909)	(166,755)	(1,092,452)	(453,432)

Outstanding options at end of year	5,291,725	$4,168,452	—	—

As of period end, the value of portfolio securities subject to covered call options written was $149,137,542.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	89

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities - Derivative Financial Instruments
Options written	Options written, at value	—	—	$2,699,149	—	—	$2,699,149

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options written	—	—	$(4,583,126)	—	—	$(4,583,126)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$823,811	—	—	$823,811

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$40,758	[1]
Average value of option contracts written	$3,226,454

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$2,699,149

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,702,802)

Total derivative assets and liabilities subject to an MNA	—	$996,347

See Notes to Financial Statements.

90	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[1]	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$90,658	—	—	—	$90,658
Barclays Bank PLC	1,390	—	—	—	1,390
Citibank N.A.	149,636	—	—	—	149,636
Deutsche Bank AG	340,218	—	—	$(340,218)	—
Goldman Sachs International	36,353	—	—	—	36,353
Morgan Stanley & Co. International PLC	134,177	—	—	(134,177)	—
Société Générale	16,840	—	—	—	16,840
UBS AG	227,075	—	—	(30,000)	197,075

Total	$996,347	—	—	$(504,395)	$491,952

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Diversified Telecommunication Services	$5,835,832	$3,788,417	—	$9,624,249
Electronic Equipment, Instruments & Components	6,513,935	—	—	6,513,935
Hotels, Restaurants & Leisure	3,834,812	—	—	3,834,812
Household Durables	—	5,950,042	—	5,950,042
Internet & Catalog Retail	24,709,292	—	—	24,709,292
Internet Software & Services	106,118,081	—	—	106,118,081
IT Services	57,825,465	—	—	57,825,465
Media	14,108,300	5,986,774	—	20,095,074
Professional Services	6,544,971	—	—	6,544,971
Real Estate Investment Trusts (REITs)	21,949,953	—	—	21,949,953
Semiconductors & Semiconductor Equipment	31,723,575	15,025,377	—	46,748,952
Software	82,534,635	4,372,822	—	86,907,457
Technology Hardware, Storage & Peripherals	27,358,041	2,017,413	—	29,375,454
Wireless Telecommunication Services	2,981,857	—	—	2,981,857
Preferred Stocks	—	—	$15,696,540	15,696,540
Short-Term Securities	604,146	119,000	—	723,146

Total	$392,642,895	$37,259,845	$15,696,540	$445,599,280

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,447,164)	$(1,251,985)		$(2,699,149)

[1]	Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	91

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$88,602	—	—	$88,602
Cash pledged as collateral for OTC derivatives	1,100,000	—	—	1,100,000
Liabilities:
Collateral on securities loaned at value	—	$(119,000)	—	(119,000)

Total	$1,188,602	$(119,000)	—	$1,069,602

During the year ended December 31, 2015, there were no transfers between levels.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2014	$3,000,048
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	2,286,570
Purchases	10,409,922
Sales	—

Closing Balance, as of December 31, 2015	$15,696,540

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015[2]	$2,286,570

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$15,696,540	Market Comparables	Revenue Multiple[1]	6.03x	—
			Revenue Multiple[1]	32.79x	—
			Revenue Growth Rate[1]	373.00%	—
			Revenue Growth Rate[1]	670.00%	—
		Probability-Weighted Expected Return Model	Discount Rate[1]	25.00%	—
			IPO Exit Probability[1]	70.00% - 80.00%	71.88%
			Merger and Acquisition Probability[1]	15.00% - 25.00%	23.12%
			Revenue Growth Rate[1]	72.60% - 86.00%	78.02%
			Revenue Growth Rate[1]	766.00%	—
			Revenue Multiple[1]	1.85x - 4.75x	3.45x
			Revenue Multiple[1]	55.00x - 92.50x	—
			Time to Exit[2]	1-3 years	—

Total	$15,696,540

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

92	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 3.8%
Ferrovial SA	432,700	$9,784,793
Vinci SA	41,100	2,634,309

		12,419,102
Diversified Telecommunication Services — 1.4%
Frontier Communications Corp.	174,300	813,981
Verizon Communications, Inc. (a)	79,500	3,674,490

		4,488,471
Electric Utilities — 22.6%
American Electric Power Co., Inc.	96,800	5,640,536
Duke Energy Corp. (a)	177,168	12,648,023
Edison International (a)	109,700	6,495,337
El Paso Electric Co.	36,900	1,420,650
Enel SpA	488,200	2,047,182
Eversource Energy (a)	80,900	4,131,563
Exelon Corp. (a)	306,600	8,514,282
Iberdrola SA	198,600	1,407,878
ITC Holdings Corp. (a)	111,800	4,388,150
NextEra Energy, Inc. (a)(b)	168,900	17,547,021
Pinnacle West Capital Corp. (a)	47,000	3,030,560
PPL Corp. (a)	115,400	3,938,602
Xcel Energy, Inc.	91,700	3,292,947

		74,502,731
Gas Utilities — 2.2%
Laclede Group, Inc.	27,400	1,627,834
New Jersey Resources Corp.	57,000	1,878,720
Snam SpA	743,800	3,881,868

		7,388,422
Independent Power and Renewable Electricity Producers — 4.7%
EDP Renovaveis SA	342,100	2,690,844
Enel Green Power SpA	896,600	1,822,410
NextEra Energy Partners LP (a)	130,100	3,883,485
NRG Yield, Inc., Class A	173,400	2,411,994
NRG Yield, Inc., Class C	173,400	2,559,384
Pattern Energy Group, Inc. (a)	103,500	2,164,185

		15,532,302
Multi-Utilities — 19.8%
CMS Energy Corp. (a)(b)	446,300	16,102,504
Dominion Resources, Inc. (a)	215,100	14,549,364
DTE Energy Co. (a)	28,100	2,253,339
National Grid PLC	184,900	2,550,079
NiSource, Inc. (a)	133,900	2,612,389
NorthWestern Corp.	45,792	2,484,216
Public Service Enterprise Group, Inc. (a)	241,056	9,326,457
Sempra Energy (a)	67,900	6,383,279
Veolia Environnement SA	101,800	2,415,296
WEC Energy Group, Inc.	126,800	6,506,108

		65,183,031
Oil, Gas & Consumable Fuels — 20.1%
Antero Midstream Partners LP (a)	78,200	1,784,524
Columbia Pipeline Group, Inc.	123,900	2,478,000
Columbia Pipeline Partners LP	76,300	1,333,724
Delek Logistics Partners LP	29,700	1,059,993
Dominion Midstream Partners LP (c)	306,500	9,397,290
Enbridge, Inc.	96,200	3,192,878
Energy Transfer Partners LP (a)	23,696	799,266
Enterprise Products Partners LP (a)	185,354	4,741,355
EQT Midstream Partners LP (a)	28,600	2,158,156
GasLog Partners LP	5,100	72,522
Genesis Energy LP	114,869	4,220,287
Magellan Midstream Partners LP (a)	59,300	4,027,656

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
MPLX LP (a)	111,419	$4,382,109
ONEOK Partners LP (a)	62,545	1,884,481
Phillips 66 Partners LP (a)	42,300	2,597,220
Plains All American Pipeline LP (a)	87,570	2,022,867
Rose Rock Midstream LP	17,400	261,696
Shell Midstream Partners LP	299,810	12,448,111
Sunoco Logistics Partners LP	78,800	2,025,160
Tesoro Logistics LP	33,658	1,693,671
Valero Energy Partners LP (a)	36,300	1,873,443
Western Gas Partners LP	18,814	894,229
Williams Partners LP (a)	39,815	1,108,848

		66,457,486
Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp. (a)(b)	77,700	7,533,015
Crown Castle International Corp.	11,300	976,885

		8,509,900
Road & Rail — 0.3%
East Japan Railway Co.	9,900	943,093
Transportation Infrastructure — 16.3%
Abertis Infraestructuras SA	401,400	6,277,683
Aeroports de Paris	38,400	4,468,576
Atlantia SpA	489,884	12,961,631
China Merchants Holdings International Co. Ltd.	250,000	790,718
Flughafen Zuerich AG	6,500	4,877,028
Fraport AG Frankfurt Airport Services Worldwide	29,100	1,855,777
Groupe Eurotunnel SE	358,200	4,456,418
Japan Airport Terminal Co. Ltd.	63,500	2,811,086
Sydney Airport (d)	1,491,766	6,865,571
Transurban Group (d)	1,119,600	8,486,505

		53,850,993
Water Utilities — 3.8%
American Water Works Co., Inc. (a)	207,300	12,386,175
Wireless Telecommunication Services — 0.7%
SBA Communications Corp., Class A (b)(c)	22,500	2,364,075
Total Long-Term Investments (Cost — $275,543,907) — 98.3%		324,025,781

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(f)	8,391,615	8,391,615
Total Short-Term Securities (Cost — $8,391,615) — 2.5%		8,391,615
Total Investments Before Options Written (Cost — $283,935,522) — 100.8%		332,417,396

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	93

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Options Written	Value
(Premiums Received — $2,174,098) — (0.9)%	$(2,892,074)
Total Investments Net of Options Written — 99.9%	329,525,322
Other Assets Less Liabilities — 0.1%	221,890

Net Assets — 100.0%	$329,747,212

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	10,776,191	(2,384,576)	8,391,615	$13,472		$458
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$5,972	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Public Service Enterprise Group, Inc.	Call	1/04/16	USD	40.90	100	$(26)
American Water Works Co., Inc.	Call	1/05/16	USD	59.01	299	(29,991)
American Tower Corp.	Call	1/08/16	USD	96.00	112	(24,360)
Verizon Communications, Inc.	Call	1/08/16	USD	46.00	112	(4,368)
ITC Holdings Corp.	Call	1/13/16	USD	32.70	240	(157,311)
Dominion Resources, Inc.	Call	1/15/16	USD	70.00	376	(5,640)
DTE Energy Co.	Call	1/15/16	USD	83.25	100	(4,287)
Duke Energy Corp.	Call	1/15/16	USD	67.50	296	(121,360)
Edison International	Call	1/15/16	USD	62.50	191	(2,865)
Energy Transfer Partners LP	Call	1/15/16	USD	37.50	41	(1,538)
Energy Transfer Partners LP	Call	1/15/16	USD	40.00	41	(615)
Enterprise Products Partners LP	Call	1/15/16	USD	27.50	324	(7,290)
EQT Midstream Partners LP	Call	1/15/16	USD	75.00	100	(28,000)
Exelon Corp.	Call	1/15/16	USD	28.00	355	(14,200)
Magellan Midstream Partners LP	Call	1/15/16	USD	65.00	105	(41,475)
Magellan Midstream Partners LP	Call	1/15/16	USD	67.50	103	(23,947)
MPLX LP	Call	1/15/16	USD	40.00	195	(33,638)
NextEra Energy Partners LP	Call	1/15/16	USD	30.00	227	(24,970)
ONEOK Partners LP	Call	1/15/16	USD	30.00	72	(10,440)
Pattern Energy Group, Inc.	Call	1/15/16	USD	22.50	182	(6,370)
Phillips 66 Partners LP	Call	1/15/16	USD	60.00	74	(21,645)
Pinnacle West Capital Corp.	Call	1/15/16	USD	65.00	164	(9,840)
Plains All American Pipeline LP	Call	1/15/16	USD	25.00	153	(6,120)
PPL Corp.	Call	1/15/16	USD	34.00	403	(21,158)
Sempra Energy	Call	1/15/16	USD	105.00	165	(1,650)
Valero Energy Partners LP	Call	1/15/16	USD	50.00	64	(16,480)
Verizon Communications, Inc.	Call	1/15/16	USD	46.00	30	(1,440)
Williams Partners LP	Call	1/15/16	USD	30.00	70	(3,675)

See Notes to Financial Statements.

94	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Eversource Energy	Call	1/20/16	USD	51.51	141	$(13,230)
Verizon Communications, Inc.	Call	1/22/16	USD	46.50	36	(1,386)
American Water Works Co., Inc.	Call	1/26/16	USD	59.01	164	(24,551)
CMS Energy Corp.	Call	1/26/16	USD	35.50	701	(106,721)
American Tower Corp.	Call	1/29/16	USD	98.50	160	(20,800)
Eversource Energy	Call	1/29/16	USD	51.81	142	(14,837)
Dominion Resources, Inc.	Call	2/03/16	USD	68.28	376	(40,755)
NextEra Energy, Inc.	Call	2/11/16	USD	103.50	185	(47,084)
Duke Energy Corp.	Call	2/12/16	USD	70.50	325	(56,752)
Antero Midstream Partners LP	Call	2/19/16	USD	25.00	137	(6,508)
Exelon Corp.	Call	2/19/16	USD	29.00	118	(4,720)
ITC Holdings Corp.	Call	2/19/16	USD	40.00	151	(28,690)
Verizon Communications, Inc.	Call	2/19/16	USD	47.00	100	(4,750)
NiSource, Inc.	Call	2/26/16	USD	19.82	470	(21,126)
Total						$(1,016,609)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Xcel Energy, Inc.	Call	Citibank N.A.	1/04/16	USD	35.90	23,500	$(6,720)
Xcel Energy, Inc.	Call	JPMorgan Chase Bank N.A.	1/04/16	USD	35.98	8,500	(2,702)
China Merchants Holdings International Co. Ltd.	Call	Bank of America N.A.	1/05/16	HKD	27.45	44,000	(1)
EDP Renovaveis SA	Call	Bank of America N.A.	1/05/16	EUR	6.71	7,400	(4,234)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	1/05/16	EUR	21.50	10,000	(5,573)
CMS Energy Corp.	Call	Credit Suisse International	1/06/16	USD	35.55	32,250	(22,136)
Sydney Airport	Call	UBS AG	1/06/16	AUD	6.54	109,700	(405)
Aeroports de Paris	Call	Deutsche Bank AG	1/07/16	EUR	112.34	1,900	(185)
Aeroports de Paris	Call	Deutsche Bank AG	1/07/16	EUR	115.77	2,000	(25)
Dominion Midstream Partners LP	Call	Deutsche Bank AG	1/07/16	USD	32.50	21,000	(7,343)
EDP Renovaveis SA	Call	Bank of America N.A.	1/07/16	EUR	6.51	18,000	(14,246)
Transurban Group	Call	UBS AG	1/07/16	AUD	10.46	191,696	(11,658)
El Paso Electric Co.	Call	Goldman Sachs International	1/11/16	USD	39.14	12,900	(3,250)
NextEra Energy, Inc.	Call	Morgan Stanley & Co. International PLC	1/11/16	USD	102.50	21,600	(46,882)
NorthWestern Corp.	Call	Citibank N.A.	1/11/16	USD	56.00	16,000	(2,717)
American Electric Power Co., Inc.	Call	Deutsche Bank AG	1/12/16	USD	56.94	10,300	(17,428)
CMS Energy Corp.	Call	Credit Suisse International	1/12/16	USD	35.55	32,250	(35,810)
Groupe Eurotunnel SE	Call	Morgan Stanley & Co. International PLC	1/12/16	EUR	12.57	35,000	(143)
Japan Airport Terminal Co. Ltd.	Call	Citibank N.A.	1/12/16	JPY	6,847.80	12,000	(7)
Laclede Group, Inc.	Call	Credit Suisse International	1/12/16	USD	58.57	9,500	(11,955)
EDP Renovaveis SA	Call	Bank of America N.A.	1/13/16	EUR	6.71	7,400	(4,320)
American Water Works Co., Inc.	Call	Morgan Stanley & Co. International PLC	1/14/16	USD	57.55	26,200	(62,144)
Dominion Midstream Partners LP	Call	Deutsche Bank AG	1/14/16	USD	32.50	21,000	(15,062)
New Jersey Resources Corp.	Call	Morgan Stanley & Co. International PLC	1/14/16	USD	30.03	19,900	(58,744)
Vinci SA	Call	UBS AG	1/14/16	EUR	62.01	7,000	(618)
NRG Yield, Inc., Class C	Call	Credit Suisse International	1/15/16	USD	15.79	30,300	(4,290)
China Merchants Holdings International Co. Ltd.	Call	Bank of America N.A.	1/20/16	HKD	26.42	42,000	(1,146)
East Japan Railway Co.	Call	Bank of America N.A.	1/20/16	JPY	11,635.20	3,400	(3,752)
Transurban Group	Call	UBS AG	1/20/16	AUD	9.97	96,350	(34,565)
Enel Green Power SpA	Call	UBS AG	1/21/16	EUR	2.03	150,000	(708)
Fraport AG Frankfurt Airport Services Worldwide	Call	UBS AG	1/21/16	EUR	57.80	10,200	(17,121)
Sydney Airport	Call	Goldman Sachs International	1/21/16	AUD	6.31	109,700	(11,590)
Abertis Infraestructuras SA	Call	Bank of America N.A.	1/22/16	EUR	14.81	75,000	(6,999)
Snam SpA	Call	Deutsche Bank AG	1/22/16	EUR	4.87	120,000	(6,749)
Valero Energy Partners LP	Call	Morgan Stanley & Co. International PLC	1/25/16	USD	48.49	6,300	(30,152)
Enel SpA	Call	Deutsche Bank AG	1/26/16	EUR	4.11	92,000	(1,019)
Ferrovial SA	Call	Morgan Stanley & Co. International PLC	1/26/16	EUR	22.84	32,000	(1,472)
Iberdrola SA	Call	Deutsche Bank AG	1/26/16	EUR	6.64	33,000	(2,511)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	1/26/16	EUR	21.11	14,600	(17,427)
Veolia Environnement SA	Call	Morgan Stanley & Co. International PLC	1/26/16	EUR	22.31	11,000	(5,064)
Crown Castle International Corp.	Call	Citibank N.A.	1/27/16	USD	86.65	3,900	(5,134)

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	95

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
National Grid PLC	Call	Morgan Stanley & Co. International PLC	1/27/16	GBP	9.47	65,000	$(15,546)
NextEra Energy, Inc.	Call	Credit Suisse International	1/27/16	USD	102.19	19,000	(58,923)
Aeroports de Paris	Call	UBS AG	1/28/16	EUR	110.72	2,700	(3,359)
Atlantia SpA	Call	Deutsche Bank AG	1/28/16	EUR	24.59	75,200	(37,027)
Dominion Midstream Partners LP	Call	Morgan Stanley & Co. International PLC	1/28/16	USD	32.15	33,000	(45,514)
EDP Renovaveis SA	Call	UBS AG	1/28/16	EUR	6.37	21,400	(20,241)
Shell Midstream Partners LP	Call	UBS AG	1/28/16	USD	35.38	31,000	(200,036)
Edison International	Call	JPMorgan Chase Bank N.A.	1/29/16	USD	61.34	19,100	(8,966)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	2/02/16	EUR	7.24	13,400	(3,308)
Groupe Eurotunnel SE	Call	Morgan Stanley & Co. International PLC	2/02/16	EUR	12.29	43,000	(3,021)
Transurban Group	Call	UBS AG	2/02/16	AUD	10.16	105,182	(29,024)
CMS Energy Corp.	Call	Citibank N.A.	2/03/16	USD	36.29	21,600	(27,750)
EDP Renovaveis SA	Call	Bank of America N.A.	2/03/16	EUR	6.74	13,200	(7,976)
Enel SpA	Call	Deutsche Bank AG	2/03/16	EUR	3.92	78,800	(7,844)
Public Service Enterprise Group, Inc.	Call	Deutsche Bank AG	2/03/16	USD	40.45	64,500	(19,814)
Sydney Airport	Call	UBS AG	2/03/16	AUD	6.44	302,700	(31,675)
Enel Green Power SpA	Call	Goldman Sachs International	2/04/16	EUR	1.90	163,800	(9,449)
Ferrovial SA	Call	Deutsche Bank AG	2/04/16	EUR	20.87	109,000	(68,636)
Snam SpA	Call	Deutsche Bank AG	2/04/16	EUR	4.73	140,300	(21,878)
WEC Energy Group, Inc.	Call	Citibank N.A.	2/08/16	USD	50.81	44,300	(73,340)
Aeroports de Paris	Call	Deutsche Bank AG	2/09/16	EUR	108.09	3,900	(11,436)
Atlantia SpA	Call	Bank of America N.A.	2/09/16	EUR	24.39	21,300	(15,700)
Atlantia SpA	Call	UBS AG	2/09/16	EUR	24.44	75,000	(54,283)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	2/09/16	EUR	6.80	18,000	(10,140)
Abertis Infraestructuras SA	Call	Bank of America N.A.	2/11/16	EUR	14.44	66,000	(25,261)
American Electric Power Co., Inc.	Call	Citibank N.A.	2/11/16	USD	58.27	15,000	(17,550)
American Electric Power Co., Inc.	Call	Deutsche Bank AG	2/11/16	USD	57.06	8,600	(15,223)
Dominion Midstream Partners LP	Call	Citibank N.A.	2/11/16	USD	30.79	13,500	(30,705)
Iberdrola SA	Call	Morgan Stanley & Co. International PLC	2/11/16	EUR	6.73	35,700	(2,087)
Vinci SA	Call	Bank of America N.A.	2/12/16	EUR	60.47	7,800	(10,238)
EDP Renovaveis SA	Call	Morgan Stanley & Co. International PLC	2/16/16	EUR	6.89	20,900	(10,722)
Groupe Eurotunnel SE	Call	UBS AG	2/16/16	EUR	11.34	47,000	(22,044)
Japan Airport Terminal Co. Ltd.	Call	Goldman Sachs International	2/16/16	JPY	5,842.50	9,800	(10,324)
Shell Midstream Partners LP	Call	UBS AG	2/18/16	USD	35.38	31,000	(208,861)
Shell Midstream Partners LP	Call	Citibank N.A.	2/26/16	USD	36.75	43,000	(253,557)
Total							$(1,875,465)

Transactions in Options Written for the Year Ended December 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options at beginning of year.	2,748,363	$2,256,661	—	—
Options written.	23,267,764	17,711,446	—	—
Options expired	(10,587,388)	(8,148,056)	—	—
Options closed.	(12,059,877)	(9,592,536)	—	—
Options exercised	(47,534)	(53,417)	—	—

Outstanding options at end of year	3,321,328	$2,174,098	—	—

As of period end, the value of portfolio securities subject to covered call options written was $94,949,335.

See Notes to Financial Statements.

96	ANNUAL REPORT	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities - Derivative Financial Instruments
Options written	Options written, at value	—	—	$2,892,074	—	—	$2,892,074

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follow:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Options written	—	—	$2,887,998	—	—	$2,887,998

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$130,345	—	—	$130,345

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written.	$2,018,030

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$2,892,074

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,016,609)

Total derivative assets and liabilities subject to an MNA.	—	$1,875,465

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	97

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A	$93,873	—	—	—	$93,873
Citibank N.A	417,480	—	—	—	417,480
Credit Suisse International	133,114	—	$(133,114)	—	—
Deutsche Bank AG	232,180	—	(192,716)	—	39,464
Goldman Sachs International	34,613	—	(34,613)	—	—
JPMorgan Chase Bank N.A	11,668	—	—	—	11,668
Morgan Stanley & Co. International PLC	317,939	—	(317,939)	—	—
UBS AG	634,598	—	(481,163)	—	153,435

Total	$1,875,465	—	$(1,159,545)	—	$715,920

[1]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$12,419,102	—	$12,419,102
Diversified Telecommunication Services	$4,488,471	—	—	4,488,471
Electric Utilities.	71,047,671	3,455,060	—	74,502,731
Gas Utilities	3,506,554	3,881,868	—	7,388,422
Independent Power and Renewable Electricity Producers	11,019,048	4,513,254	—	15,532,302
Multi-Utilities	60,217,656	4,965,375	—	65,183,031
Oil, Gas & Consumable Fuels	66,457,486	—	—	66,457,486
Real Estate Investment Trusts (REITs)	8,509,900	—	—	8,509,900
Road & Rail	943,093	—	—	943,093
Transportation Infrastructure	—	53,850,993	—	53,850,993
Water Utilities	12,386,175	—	—	12,386,175
Wireless Telecommunication Services	2,364,075	—	—	2,364,075
Short-Term Securities	8,391,615	—	—	8,391,615

Total	$249,331,744	$83,085,652	—	$332,417,396

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(499,938)	$(2,392,136)	—	$(2,892,074)

[1]	Derivative financial instruments are options written, which are shown at value.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency of $23,753 are categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

98	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Assets and Liabilities

December 31, 2015	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Assets
Investments at value — unaffiliated[1,2]	$415,139,456	$655,660,942	$1,640,874,089	$991,222,790	$289,800,395
Investments at value — affiliated[3]	6,339,144	15,619,710	13,770,944	6,816,881	8,854,560
Cash pledged: collateral — OTC derivatives	—	420,000	98,000	—	—
Foreign currency at value[4]	49,322	2,189	1,836	402,399	1,212
Receivables:
Capital shares issued	—	—	—	—	935,772
Investments sold	—	—	2,677,088	934,067	881,216
Options written	—	81,566	193,450	96,569	28,121
Dividends — unaffiliated	581,241	744,378	3,093,276	1,334,387	358,921
Dividends — affiliated	1,802	3,324	4,362	1,389	4,240
Securities lending income — affiliated	6,204	195	—	346	—
Prepaid offering costs	—	—	—	—	80,172
Other assets	11,692	17,842	40,817	39,131	11,324

Total assets.	422,128,861	672,550,146	1,660,753,862	1,000,847,959	300,955,933

Liabilities
Options written at value[5]	936,806	4,940,591	12,401,598	8,123,575	2,611,696
Collateral on securities loaned at value	944,554	—	—	427,550	—
Payables:
Investments purchased	—	—	2,347,706	—	411,767
Options written	—	11,440	1,102	127,988	2,169
Income dividends	293,644	314,682	389,890	265,666	916
Investment advisory fees	422,724	482,629	1,082,964	799,972	258,825
Officer’s and Trustees’ fees	408,526	125,458	747,469	576,354	25,003
Other accrued expenses payable	141,109	183,265	275,046	208,866	115,597

Total liabilities	3,147,363	6,058,065	17,245,775	10,529,971	3,425,973

Net Assets	$418,981,498	$666,492,081	$1,643,508,087	$990,317,988	$297,529,960

Net Assets Consist of
Paid-in capital	$636,945,433	$689,310,753	$1,468,888,354	$943,069,418	$197,187,863
Distributions in excess of net investment income	(398,691)	(112,579)	(720,631)	(6,725,341)	(631,796)
Accumulated net realized gain (loss)	(113,153,719)	(9,466,372)	(135,027,729)	(48,740,930)	2,406,607
Net unrealized appreciation (depreciation)	(104,411,525)	(13,239,721)	310,368,093	102,714,841	98,567,286

Net Assets	$418,981,498	$666,492,081	$1,643,508,087	$990,317,988	$297,529,960

Net asset value[6,7]	$14.05	$15.11	$8.70	$14.25	$36.19

[1] Investments at cost — unaffiliated	$521,892,831	$670,443,928	$1,333,848,636	$892,235,189	$191,075,239
[2] Securities loaned at value	$887,881	—	—	$425,337	—
[3] Investments at cost — affiliated	$6,339,144	$15,619,710	$13,770,944	$6,816,881	$8,854,560
[4] Foreign currency at cost	$49,766	$9,142	$1,960	$410,982	$1,227
[5] Premiums received	$3,279,955	$6,490,809	$15,748,607	$11,916,657	$2,456,919
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value.	29,825,326	—	188,978,322	69,483,161	8,221,108
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	99

Statements of Assets and Liabilities

December 31, 2015	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$726,953,821	$826,622,613	$444,876,134	$324,025,781
Investments at value — affiliated[4]	39,856,450	6,205,930	723,146	8,391,615
Cash	23,857	—	—	—
Cash pledged:
Collateral — exchange traded options written	2,114,000	—	—	—
Collateral — OTC derivatives	4,056,619	—	1,100,000	—
Foreign currency at value[5]	542,973	—	88,602	23,753
Receivables:
Options written.	—	422,944	38,068	21,345
Dividends — unaffiliated	1,532,546	1,144,169	158,498	729,996
Dividends — affiliated	7,066	2,328	328	3,111
Securities lending income — affiliated.	6,690	71	1,441	—
Other assets	22,461	40,794	11,542	8,882

Total assets.	775,116,483	834,438,849	446,997,759	333,204,483

Liabilities
Foreign bank overdraft[5]	—	247,746	—	—
Options written at value[6]	6,463,536	5,376,750	2,699,149	2,892,074
Collateral on securities loaned at value	2,751,247	35,689	119,000	—
Payables:
Options written.	—	101,887	1,770	—
Foreign taxes withheld.	147,618	—	—	—
Income dividends	334,268	272,472	169,750	150,787
Investment advisory fees	581,375	699,911	301,934	272,137
Officer’s and Trustees’ fees.	501,537	310,999	13,463	9,734
Other accrued expenses payable	182,413	353,501	215,848	132,539

Total liabilities	10,961,994	7,398,955	3,520,914	3,457,271

Net Assets	$764,154,489	$827,039,894	$443,476,845	$329,747,212

Net Assets Consist of
Paid-in capital	$1,290,672,026	$1,386,290,465	$400,387,105	$288,195,604
Undistributed (distributions in excess of) net investment income	(5,670,754)	(315,958)	148	1,934,397
Accumulated net realized loss	(545,122,237)	(408,181,779)	(26,865,348)	(8,136,254)
Net unrealized appreciation (depreciation)	24,275,454	(150,752,834)	69,954,940	47,753,465

Net Assets	$764,154,489	$827,039,894	$443,476,845	$329,747,212

Net asset value[7]	$6.95	$8.35	$19.70	$19.50

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$704,941,090	$979,023,880	$376,392,657	$275,543,907
[3] Securities loaned at value	$2,581,980	$29,062	$108,885	—
[4] Investments at cost — affiliated	$39,856,450	$6,205,930	$723,146	$8,391,615
[5] Foreign currency at cost	$550,786	$(245,109)	$86,510	$23,794
[6] Premiums received	$8,979,694	$7,049,614	$4,168,452	$2,174,098
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	99,059,784	22,507,592	16,906,964

See Notes to Financial Statements.

100	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Operations

Year Ended December 31, 2015	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)

Investment Income
Dividends — unaffiliated	$15,842,335	$11,508,858	$45,921,496	$19,444,884	$3,247,815
Foreign taxes withheld	(476,534)	(167,560)	(473,472)	(781,979)	(64,043)
Dividends — affiliated.	13,774	28,344	26,109	17,381	16,254
Securities lending — affiliated — net	191,937	10,468	36	16,113	4,788

Total income.	15,571,512	11,380,110	45,474,169	18,696,399	3,204,814

Expenses
Investment advisory.	6,534,273	5,866,686	13,461,417	10,499,939	3,248,903
Professional	114,108	221,285	181,091	139,531	99,933
Transfer agent	126,013	95,966	247,564	155,364	56,094
Custodian	98,360	173,921	216,383	240,537	105,541
Offering costs.	—	—	—	—	37,220
Officer and Trustees	51,879	63,586	135,253	87,117	32,027
Printing.	34,515	25,447	83,887	53,048	24,407
Insurance	18,142	17,807	45,745	24,955	7,247
Registration	10,601	15,692	66,877	24,711	8,996
Miscellaneous	28,101	41,298	64,562	100,971	37,206

Total expenses	7,015,992	6,521,688	14,502,779	11,326,173	3,657,574
Less fees waived by the Manager	(130,770)	(17,996)	(224,608)	(268,544)	(8,987)

Total expenses after fees waived.	6,885,222	6,503,692	14,278,171	11,057,629	3,648,587

Net investment income (loss)	8,686,290	4,876,418	31,195,998	7,638,770	(443,773)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(114,749,606)	146,721,511	28,676,375	29,946,745	50,475,725
Capital gain distributions received from affiliated investment companies	252	580	560	175	894
Options written	9,459,631	2,559,328	2,794,489	(260,651)	1,225,140
Foreign currency transactions	(194,876)	6,403,762	9,040	(591,261)	(47,419)

	(105,484,599)	155,685,181	31,480,464	29,095,008	51,654,340

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(71,675,254)	(129,994,724)	(65,546,030)	(29,339,535)	(17,434,614)
Options written	1,214,201	2,601,624	5,212,149	3,104,107	(508,206)
Foreign currency translations	4,863	(5,110,258)	(1,430)	11,312	7,973

	(70,456,190)	(132,503,358)	(60,335,311)	(26,224,116)	(17,934,847)

Net realized and unrealized gain (loss)	(175,940,789)	23,181,823	(28,854,847)	2,870,892	33,719,493

Net Increase (Decrease) in Net Assets Resulting from Operations	$(167,254,499)	$28,058,241	$2,341,151	$10,509,662	$33,275,720

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	101

Statements of Operations

Year Ended December 31, 2015	BlackRock International Growth and Income Trust (BGY)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Investment Income
Dividends — unaffiliated	$18,529,518	$36,890,697	$5,045,706	$12,100,000
Foreign taxes withheld	(1,389,237)	(1,507,193)	(310,816)	(266,880)
Dividends — affiliated.	41,106	18,056	7,865	13,472
Securities lending — affiliated — net	34,212	24,110	19,944	5,645
Other income — unaffiliated	168,242	—	—	—
Other income — affiliated	—	—	—	327

Total income.	17,383,841	35,425,670	4,762,699	11,852,564

Expenses
Investment advisory.	8,254,469	10,109,430	4,427,666	3,541,594
Custodian	200,821	211,178	151,299	104,331
Professional	116,102	163,103	123,201	97,829
Transfer agent	153,352	98,414	63,640	65,681
Officer and Trustees	61,036	95,533	49,201	35,404
Printing.	42,953	5,129	37,320	25,785
Insurance	20,058	16,155	9,372	8,752
Registration	39,117	38,443	46,617	8,994
Miscellaneous	103,103	98,800	69,472	56,007

Total expenses	8,991,011	10,836,185	4,977,788	3,944,377
Less fees waived by the Manager	(641,232)	(11,707)	(891,863)	(8,324)

Total expenses after fees waived.	8,349,779	10,824,478	4,085,925	3,936,053

Net investment income.	9,034,062	24,601,192	676,774	7,916,511

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(791,533)	(119,234,716)	(21,156,948)	4,217,438
Capital gain distributions received from affiliated investment companies	944	354	56	458
Options written	(5,062,285)	17,670,523	(4,583,126)	2,887,998
Financial futures contracts	(703,843)	—	—	—
Foreign currency transactions	(692,378)	205,002	(72,717)	(5,866)

	(7,249,095)	(101,358,837)	(25,812,735)	7,100,028

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,854,264)[2]	(175,552,633)	57,416,766	(40,681,811)
Options written	3,316,487	3,014,954	823,811	130,345
Foreign currency translations.	29,240	(4,141)	876	754

	(9,508,537)	(172,541,820)	58,241,453	(40,550,712)

Net realized and unrealized gain (loss)	(16,757,632)	(273,900,657)	32,428,718	(33,450,684)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,723,570)	$(249,299,465)	$33,105,492	$(25,534,173)

[1]	Consolidated Statement of Operations.
[2]	Net of $147,618 foreign capital gain tax.

See Notes to Financial Statements.

102	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Energy and Resources Trust (BGR)			BlackRock Enhanced Capital and Income Fund, Inc. (CII)
Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$8,686,290	$2,096,008	$7,346,369	$4,876,418	$1,634,790	$24,393,114
Net realized gain (loss)	(105,484,599)	(1,832,469)	83,202,249	155,685,181	(6,407,527)	17,414,546
Net change in unrealized appreciation/depreciation	(70,456,190)	(69,799,268)	(119,419,186)	(132,503,358)	22,491,481	22,563,197

Net increase (decrease) in net assets resulting from operations	(167,254,499)	(69,535,729)	(28,870,568)	28,058,241	17,718,744	64,370,857

Distributions to Shareholders[1]
Net investment income	(8,567,540)	(13,897,363)	(13,106,479)	(6,318,821)	(4,539,117)	(28,519,674)
Net realized gains	—	(28,073,003)	(113,548,774)	(46,626,859)	—	—
Return of capital	(36,005,387)	—	—	—	(4,285,163)	(28,838,146)

Decrease in net assets resulting from distributions to shareholders	(44,572,927)	(41,970,366)	(126,655,253)	(52,945,680)	(8,824,280)	(57,357,820)

Capital Share Transactions
Reinvestment of distributions	1,205,970	—	—	—	—	—

Net Assets
Total increase (decrease) in net assets	(210,621,456)	(111,506,095)	(155,525,821)	(24,887,439)	8,894,464	7,013,037
Beginning of period	629,602,954	741,109,049	896,634,870	691,379,520	682,485,056	675,472,019

End of period	$418,981,498	$629,602,954	$741,109,049	$666,492,081	$691,379,520	$682,485,056

Undistributed (distributions in excess of) net investment income, end of period	$(398,691)	$(322,565)	$11,513,217	$(112,579)	$(4,844,799)	$(1,937,207)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	103

Statements of Changes in Net Assets

	BlackRock Enhanced Equity Dividend Trust (BDJ)			BlackRock Global Opportunities Equity Trust (BOE)
Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period November 4, 2014 to December 31, 2014	Year Ended October 31, 2014	Year Ended December 31, 2015	Period November 4, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$31,195,998	$6,521,559	$29,525,835	$7,638,770	$6,382	$9,427,710
Net realized gain (loss)	31,480,464	(18,927,760)	(1,706,021)	29,095,008	(21,177,014)	27,237,243
Net change in unrealized appreciation/depreciation	(60,335,311)	39,519,195	135,550,138	(26,224,116)	15,955,016	(22,035,229)

Net increase (decrease) in net assets resulting from operations	2,341,151	27,112,994	163,369,952	10,509,662	(5,215,616)	14,629,724

Distributions to Shareholders[1]
Net investment income	(31,248,083)	(6,490,341)	(29,340,373)	(11,517,508)	—	(11,495,722)
Distributions in excess of net investment income	—	—	—	(7,284,361)	—	(19,478,198)
Return of capital	(74,655,369)	(10,716,791)	(79,569,763)	(62,076,530)	(13,959,167)	(62,866,563)

Decrease in net assets resulting from distributions to shareholders	(105,903,452)	(17,207,132)	(108,910,136)	(80,878,399)	(13,959,167)	(93,840,483)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	88,481,334	—	—	—	—

Net Assets
Total increase (decrease) in net assets	(103,562,301)	98,387,196	54,459,816	(70,368,737)	(19,174,783)	(79,210,759)
Beginning of period	1,747,070,388	1,648,683,192	1,594,223,376	1,060,686,725	1,079,861,508	1,159,072,267

End of period	$1,643,508,087	$1,747,070,388	$1,648,683,192	$990,317,988	$1,060,686,725	$1,079,861,508

Distributions in excess of net investment income, end of period	$(720,631)	$(588,821)	$(691,062)	$(6,725,341)	$(3,681,733)	$(4,181,410)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

104	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Health Sciences Trust (BME)			BlackRock International Growth and Income Trust (BGY)
Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income (loss)	$(443,773)	$(52,256)	$(23,323)	$9,034,062	$(183,053)	$11,277,182
Net realized gain (loss)	51,654,340	5,859,439	32,929,280	(7,249,095)	(11,726,948)	37,382,745
Net change in unrealized appreciation/depreciation	(17,934,847)	2,584,250	38,234,459	(9,508,537)	(7,975,241)	(96,386,922)

Net increase (decrease) in net assets resulting from operations	33,275,720	8,391,433	71,140,416	(7,723,570)	(19,885,242)	(47,726,995)

Distributions to Shareholders[1]
Net investment income	(5,039,768)	(97,279)	(806,862)	(12,357,754)	—	(13,975,718)
Distributions in excess of net investment income[2]	—	—	—	—	—	(8,305,169)
Net realized gains	(48,696,568)	(20,982,505)	(28,969,492)	—	—	—
Return of capital	—	—	—	(52,315,941)	(11,548,874)	(57,741,812)

Decrease in net assets resulting from distributions to shareholders	(53,736,336)	(21,079,784)	(29,776,354)	(64,673,695)	(11,548,874)	(80,022,699)

Capital Share Transactions
Net proceeds from the issuance of shares	10,367,053	—	—	—	—	—
Reinvestment of dividends	4,520,259	1,858,610	2,407,444	—	—	—

Net increase in net assets derived from shares transactions	14,887,312	1,858,610	2,407,444	—	—	—

Net Assets
Total increase (decrease) in net assets	(5,573,304)	(10,829,741)	43,771,506	(72,397,265)	(31,434,116)	(127,749,694)
Beginning of period	303,103,264	313,933,005	270,161,499	836,551,754	867,985,870	995,735,564

End of period	$297,529,960	$303,103,264	$313,933,005	$764,154,489	$836,551,754	$867,985,870

Undistributed (distributions in excess of) net investment income, end of period	$(631,796)	$(16,686)	$80,023	$(5,670,754)	$(3,482,256)	$(3,848,440)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.
[2]	Tax distribution.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	105

Statements of Changes in Net Assets

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]			BlackRock Science and Technology Trust (BST)
Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014	Year Ended December 31, 2015	Period October 30, 2014[2] to December 31, 2014

Operations
Net investment income (loss)	$24,601,192	$2,761,892	$10,734,803	$676,774	$(172,275)
Net realized loss	(101,358,837)	(7,428,077)	(9,644,316)	(25,812,735)	(904,997)
Net change in unrealized appreciation/depreciation	(172,541,820)	(37,530,055)	(2,819,981)	58,241,453	11,713,487

Net increase (decrease) in net assets resulting from operations	(249,299,465)	(42,196,240)	(1,729,494)	33,105,492	10,636,215

Distributions to Shareholders[3]
Net investment income	(24,837,338)	(2,386,991)	(14,352,994)	(603,909)	(48,058)
Distributions in excess of net investment income	—	—	—	(144,770)	—
Return of capital	(55,321,839)	(8,841,474)	(32,315,467)	(26,260,431)	(2,202,701)

Decrease in net assets resulting from distributions to shareholders	(80,159,177)	(11,228,465)	(46,668,461)	(27,009,110)	(2,250,759)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	627,703,703	—	—	—
Net proceeds from the issuance of shares	—	—	—	—	400,245,000
Net proceeds from the underwriters’ over allotment option exercised	—	—	—	—	28,650,000

Net increase in net assets derived from shares transactions	—	627,703,703	—	—	428,895,000

Net Assets
Total increase (decrease) in net assets	(329,458,642)	574,278,998	(48,397,955)	6,096,382	437,280,456
Beginning of period	1,156,498,536	582,219,538	630,617,493	437,380,463	100,007

End of period	$827,039,894	$1,156,498,536	$582,219,538	$443,476,845	$437,380,463

Undistributed (distributions in excess of) net investment income, end of period	$(315,958)	$(302,805)	$(398,604)	$148	—

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of Operations.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

106	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Utility and Infrastructure Trust (BUI)
Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31, 2014

Operations
Net investment income	$7,916,511	$1,785,327	$8,621,602
Net realized gain (loss)	7,100,028	(849,901)	6,037,859
Net change in unrealized appreciation/depreciation	(40,550,712)	4,224,386	39,346,515

Net increase (decrease) in net assets resulting from operations	(25,534,173)	5,159,812	54,005,976

Distributions to Shareholders[1]
Net investment income	(7,096,542)	(1,712,370)	(8,667,652)
Net realized gains	(9,103,053)	—	(6,308,640)
Return of capital	(8,349,317)	(2,379,115)	(11,593,002)

Decrease in net assets resulting from distributions to shareholders	(24,548,912)	(4,091,485)	(26,569,294)

Net Assets
Total increase (decrease) in net assets	(50,083,085)	1,068,327	27,436,682
Beginning of period	379,830,297	378,761,970	351,325,288

End of period	$329,747,212	$379,830,297	$378,761,970

Undistributed net investment income, end of period	$1,934,397	$1,332,581	$1,271,735

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	107

Statements of Cash Flows

Year Ended December 31, 2015	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(167,254,499)	$28,058,241	$2,341,151
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	299,747,123	940,825,301	490,691,353
Purchases of long-term investments	(301,132,625)	(890,345,907)	(429,794,507)
Net (purchases) sales of short-term securities	29,123,906	(13,386,266)	9,774,264
(Increase) decrease in assets:
Cash pledged as collateral for OTC derivatives	—	(320,000)	—
Dividends receivable — unaffiliated	(380,836)	170,307	147,529
Dividends receivable — affiliated	1,054	(3,190)	(2,305)
Securities lending income receivable — affiliated	(6,204)	95	—
Other assets	6,312	(2,066)	4,899
Increase (decrease) in liabilities:
Investment advisory fees payable	(234,517)	(16,087)	(101,691)
Collateral on securities loaned at value	944,554	(673,750)	—
Reorganization costs payable	—	—	(151,484)
Officer’s and Trustees’ fees payable	22,928	28,126	48,085
Other accrued expenses payable	12,900	26,150	47,866
Premiums received from options written	29,452,651	61,949,713	122,465,062
Premiums paid on closing options written	(19,376,037)	(56,628,286)	(118,386,927)
Net realized (gain) loss on investments and options written	105,289,723	(149,281,419)	(31,471,424)
Net unrealized loss on investments, options written and foreign currency translations	70,460,541	132,504,018	60,333,769

Net cash provided by operating activities	46,676,974	52,904,980	105,945,640

Cash Used for Financing Activities
Cash dividends paid to shareholders	(46,700,929)	(52,970,388)	(105,946,958)

Net cash used for financing activities	(46,700,929)	(52,970,388)	(105,946,958)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	512	1,088	112

Cash and Foreign Currency
Net decrease in cash and foreign currency	(23,443)	(64,320)	(1,206)
Cash and foreign currency at beginning of year	72,765	66,509	3,042

Cash and foreign currency at end of year	$49,322	$2,189	$1,836

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$1,205,970	—	—

See Notes to Financial Statements.

108	ANNUAL REPORT	DECEMBER 31, 2015

Statements of Cash Flows (continued)

Year Ended December 31, 2015	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$10,509,662	$33,275,720	$(7,723,570)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	821,676,996	254,409,306	577,441,282
Purchases of long-term investments	(748,871,947)	(210,321,328)	(522,332,839)
Net sales of short-term securities	517,866	(5,582,050)	(197,803)
(Increase) decrease in assets:
Cash pledged as collateral for OTC derivatives	—	—	3,836,381
Cash pledged as collateral for exchange traded options written	—	—	(1,755,000)
Dividends receivable — unaffiliated	65,526	(13,919)	(125,345)
Dividends receivable — affiliated	(917)	(4,062)	(5,587)
Securities lending income receivable — affiliated	3,602	88	(5,343)
Prepaid offering costs	—	(80,172)	—
Other assets	181	(2,688)	773
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(974,270)	—	1,881,108
Investment advisory fees payable	(99,186)	(8,320)	(99,038)
Officer’s and Trustees’ fees payable	32,934	1,406	18,292
Foreign taxes withheld	—	—	147,618
Other accrued expenses payable	(50,783)	37,140	(84,382)
Premiums received from options written	96,839,429	27,715,378	71,912,977
Premiums paid on closing options written	(96,247,784)	(25,882,468)	(77,572,620)
Net realized (gain) loss on investments, options written and financial futures contracts	(29,686,269)	(51,701,759)	5,852,874
Net unrealized (gain) loss on investments, options written and foreign currency translations	26,241,644	17,942,805	9,422,409

Net cash provided by operating activities	79,956,684	39,785,077	60,612,187

Cash Used for Financing Activities
Cash dividends paid to shareholders	(80,899,435)	(49,215,161)	(64,701,424)
Net proceeds from issuance of shares	—	9,431,281	—

Net cash used for financing activities	(80,899,435)	(39,783,880)	(64,701,424)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(6,216)	15	(32,250)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(948,967)	1,212	(4,121,487)
Cash and foreign currency at beginning of year	1,351,366	—	4,688,317

Cash and foreign currency at end of year	$402,399	$1,212	$566,830

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	$4,520,259	—

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	109

Statements of Cash Flows (concluded)

Year Ended December 31, 2015	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(249,299,465)	$33,105,492	$(25,534,173)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	755,395,205	390,635,386	82,823,053
Purchases of long-term investments	(742,590,845)	(417,496,635)	(71,470,211)
Net (purchases) sales of short-term securities	25,646,551	42,450,699	2,385,035
(Increase) decrease in assets:
Cash pledged as collateral for exchange-traded options written	—	15,055,661	—
Cash pledged as collateral for OTC derivatives	—	(1,100,000)	—
Dividends receivable — affiliated	12	3,086	(2,682)
Dividends receivable — unaffiliated	1,097,379	(32,008)	123,969
Securities lending income receivable — affiliated	12,304	(1,441)	—
Other assets	(2,640)	(2,170)	645
Increase (decrease) in liabilities:
Collateral for securities on loaned at value	(2,338,111)	119,000	—
Investment advisory fees payable	(298,161)	7,968	(45,371)
Reorganization costs payable	(469,615)	—	—
Officer’s and Trustees’ fees payable	(3,274)	7,209	1,098
Other accrued expenses payable	80,366	62,850	22,078
Premiums received from options written	60,621,063	37,562,766	17,702,160
Premiums paid on closing options written	(42,041,613)	(41,185,046)	(14,852,594)
Net realized loss on investments and options written	101,563,839	25,740,018	(7,105,894)
Net unrealized gain on investments, options written and foreign currency translations	172,536,810	(58,238,635)	40,551,444

Net cash provided by operating activities	79,909,805	26,694,200	24,598,557

Cash Used for Financing Activities
Increase (decrease) in bank overdraft/bank overdraft on foreign currency at value	247,746	—	(9,288)
Cash dividends paid to shareholders	(80,266,895)	(26,839,360)	(24,567,713)

Net cash used for financing activities	(80,019,149)	(26,839,360)	(24,577,001)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	869	(1,942)	22

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(108,475)	(147,102)	21,578
Cash and foreign currency at beginning of year	108,475	235,704	2,175

Cash and foreign currency at end of year	—	$88,602	$23,753

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

110	ANNUAL REPORT	DECEMBER 31, 2015

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.15	$24.90	$30.12	$25.95	$28.33	$25.87

Net investment income[1]	0.29	0.07	0.25	0.12	0.13	0.06
Net realized and unrealized gain (loss)	(5.89)	(2.41)	(1.21)	5.67	(0.74)	4.02

Net increase (decrease) from investment operations.	(5.60)	(2.34)	(0.96)	5.79	(0.61)	4.08

Distributions:[2]
Net investment income	(0.29)	(0.47)	(0.44)	—	(0.03)	(0.24)
Net realized gain	—	(0.94)	(3.82)	(1.62)	(1.44)	(1.38)
Return of capital	(1.21)	—	—	—	(0.30)	—

Total distributions	(1.50)	(1.41)	(4.26)	(1.62)	(1.77)	(1.62)

Net asset value, end of period.	$14.05	$21.15	$24.90	$30.12	$25.95	$28.33

Market price, end of period	$12.53	$19.95	$23.78	$26.82	$24.28	$26.54

Total Return[3]
Based on net asset value	(27.47)%	(9.06)%[4]	(2.36)%	23.68%	(1.76)%	16.09%

Based on market price	(31.42)%	(10.18)%[4]	4.73%	17.70%	(1.88)%	10.95%

Ratios to Average Net Assets
Total expenses.	1.29%	1.30%[5]	1.26%	1.26%	1.28%	1.26%

Total expenses after fees waived and/or reimbursed	1.26%	1.26%[5]	1.26%	1.25%	1.22%	1.15%

Net investment income	1.60%	1.82%[5]	0.89%	0.42%	0.50%	0.19%

Supplemental Data
Net assets, end of period (000)	$418,981	$629,603	$741,109	$896,635	$772,457	$843,328

Portfolio turnover rate	56%	4%	85%	132%	86%	111%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	111

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.67	$15.47	$15.31	$14.11	$13.87	$14.53

Net investment income[1]	0.11	0.04	0.55	0.31	0.33	0.35
Net realized and unrealized gain.	0.53	0.36	0.91	2.09	1.29	0.68

Net increase from investment operations	0.64	0.40	1.46	2.40	1.62	1.03

Distributions:[2]
Net investment income	(0.14)	(0.10)	(0.65)	(0.32)	(0.33)[3]	(0.35)[3]
Distributions in excess of net investment income[4]	—	—	—	—	(0.20)[3]	(0.23)[3]
Net realized gain	(1.06)	—	—	—	(0.13)	(1.11)
Return of capital	—	(0.10)	(0.65)	(0.88)	(0.72)	—

Total distributions	(1.20)	(0.20)	(1.30)	(1.20)	(1.38)	(1.69)

Net asset value, end of period.	$15.11	$15.67	$15.47	$15.31	$14.11	$13.87

Market price, end of period	$14.14	$13.97	$14.89	$13.52	$12.99	$12.39

Total Return[5]
Based on net asset value	4.66%	2.69%[6]	10.49%	18.97%	12.94%	7.56%

Based on market price	9.86%	(4.88)%[6]	20.43%	14.11%	16.39%	(7.11)%

Ratios to Average Net Assets
Total expenses	0.94%	0.99%[7]	0.93%	0.93%	0.94%	0.94%

Total expenses after fees waived and/or reimbursed	0.94%	0.95%[7]	0.93%	0.93%	0.94%	0.93%

Net investment income	0.71%	1.42%[7]	3.56%	2.15%	2.34%	2.40%

Supplemental Data
Net assets, end of period (000)	$666,492	$691,380	$682,485	$675,472	$622,657	$612,145

Portfolio turnover rate	133%	2%	80%	218%	205%	190%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53 and $0.58, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

112	ANNUAL REPORT	DECEMBER 31, 2015

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.24	$9.19	$8.88	$8.30	$8.03	$8.32

Net investment income[1]	0.17	0.04	0.16	0.18	0.18	0.16
Net realized and unrealized gain (loss)	(0.15)	0.10	0.76	0.96	0.77	0.38

Net increase from investment operations	0.02	0.14	0.92	1.14	0.95	0.54

Distributions:[2]
Net investment income	(0.17)	(0.03)	(0.17)	(0.18)	(0.18)[3]	(0.16)[3]
Distributions in excess of net investment income[4]	—	—	—	(0.20)	(0.22)[3]	(0.35)[3]
Net realized gain	—	—	—	(0.18)	—	—
Return of capital	(0.39)	(0.06)	(0.44)	—	(0.28)	(0.32)

Total distributions	(0.56)	(0.09)	(0.61)	(0.56)	(0.68)	(0.83)

Net asset value, end of period	$8.70	$9.24	$9.19	$8.88	$8.30	$8.03

Market price, end of period	$7.61	$8.12	$8.35	$7.72	$7.41	$7.29

Total Return[5]
Based on net asset value	1.10%	1.69%[6]	11.40%	15.11%	13.22%	6.88%

Based on market price	0.63%	(1.65)%[6]	16.42%	12.09%	11.34%	(10.20)%

Ratios to Average Net Assets
Total expenses	0.86%	0.87%[7]	0.87%[8]	0.87%	0.95%	1.15%

Total expenses after fees waived and/or reimbursed	0.85%	0.84%[7]	0.86%[8]	0.87%	0.95%	1.14%

Net investment income	1.85%	2.30%[7]	1.81%	2.13%	2.16%	1.92%

Supplemental Data
Net assets, end of period (000)	$1,643,508	$1,747,070	$1,648,683	$1,594,223	$1,490,096	$575,712

Portfolio turnover rate	26%	0%[9]	63%	180%	185%	231%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[4]	Taxable distribution.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively

[9]	Amount is less than 0.5%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	113

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014		Year Ended October 31,
				2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.27	$15.54		$16.68	$14.99	$16.03	$18.68

Net investment income[1]	0.11	0.00	[2]	0.14	0.12	0.20	0.17
Net realized and unrealized gain (loss)	0.03	(0.07)		0.07	2.82	0.72	(0.54)

Net increase (decrease) from investment operations.	0.14	(0.07)		0.21	2.94	0.92	(0.37)

Distributions:[3]
Net investment income	(0.17)	—		(0.17)	(0.17)	(0.22)	(0.17)[4]
Distributions in excess of net investment income[5]	(0.10)	—		(0.28)	(0.91)	—	(0.68)[4]
Net realized gain	—	—		—	—	—	(0.61)
Return of capital	(0.89)	(0.20)		(0.90)	(0.17)	(1.74)	(0.82)

Total distributions	(1.16)	(0.20)		(1.35)	(1.25)	(1.96)	(2.28)

Net asset value, end of period.	$14.25	$15.27		$15.54	$16.68	$14.99	$16.03

Market price, end of period	$12.76	$13.13		$14.00	$14.74	$13.24	$14.95

Total Return[6]
Based on net asset value	1.81%	(0.27)%[7]		2.10%	21.93%	7.36%	(2.55)%

Based on market price	6.03%	(4.82)%[7]		4.09%	21.99%	1.68%	(10.93)%

Ratios to Average Net Assets
Total expenses	1.08%[8]	1.10%[9]		1.08%	1.08%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed	1.05%[8]	1.07%[9]		1.08%	1.08%	1.10%	1.09%

Net investment income	0.73%[8]	0.00	%910	0.83%	0.77%	1.34%	0.96%

Supplemental Data
Net assets, end of period (000)	$990,318	$1,060,687		$1,079,862	$1,159,072	$1,041,210	$1,113,920

Portfolio turnover rate	72%	16%		150%	279%	298%	253%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[9]	Annualized.

[10]	Amount is less than 0.005%.

See Notes to Financial Statements.

114	ANNUAL REPORT	DECEMBER 31, 2015

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$38.61	$40.22	$34.92	$28.34	$26.65	$27.19

Net investment income (loss)[1]	(0.06)	(0.01)	(0.00)[2]	0.12	0.08	(0.01)
Net realized and unrealized gain	4.34	1.10	9.14	8.85	4.11	1.71

Net increase from investment operations	4.28	1.09	9.14	8.97	4.19	1.70

Distributions:[3]
Net investment income	(0.63)	(0.01)	(0.10)	(0.06)	(0.09)	—
Net realized gain	(6.07)	(2.69)	(3.74)	(2.33)	(2.41)	(2.24)

Total distributions	(6.70)	(2.70)	(3.84)	(2.39)	(2.50)	(2.24)

Net asset value, end of period.	$36.19	$38.61	$40.22	$34.92	$28.34	$26.65

Market price, end of period	$39.35	$42.70	$41.37	$33.56	$27.86	$25.81

Total Return[4]
Based on net asset value	10.70%	2.38%[5]	28.00%	33.37%	16.42%	6.43%

Based on market price	8.87%	10.07%[5]	36.99%	30.38%	18.17%	3.26%

Ratios to Average Net Assets
Total expenses	1.13%	1.16%[6]	1.11%	1.12%	1.13%	1.14%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.12%	1.11%[6]	1.11%	1.12%	1.13%	1.13%

Net investment income (loss)	(0.14)%	(0.10)%[6]	(0.01)%	0.38%	0.29%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$297,530	$303,103	$313,933	$270,161	$218,377	$202,675

Portfolio turnover rate	68%	6%	74%	155%	209%	226%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	115

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,
			2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.89	$9.05	$8.28	$8.72	$10.52

Net investment income (loss)[1]	0.08	(0.00)[2]	0.10	0.13	0.16	0.14
Net realized and unrealized gain (loss)	(0.15)	(0.17)	(0.53)	1.31	0.35	(0.58)

Net increase (decrease) from investment operations.	(0.07)	(0.17)	(0.43)	1.44	0.51	(0.44)

Distributions:[3]
Net investment income	(0.11)	—	(0.13)	(0.17)	(0.18)	(0.14)[4]
Distributions in excess of net investment income[5]	—	—	(0.08)	—	—	(0.53)[4]
Return of capital	(0.48)	(0.11)	(0.52)	(0.50)	(0.77)	(0.69)

Total distributions	(0.59)	(0.11)	(0.73)	(0.67)	(0.95)	(1.36)

Net asset value, end of period	$6.95	$7.61	$7.89	$9.05	$8.28	$8.72

Market price, end of period	$6.24	$6.74	$7.26	$8.14	$7.41	$7.88

Total Return[6]
Based on net asset value	(0.47)%	(2.10)%[7]	(4.49)%	19.25%	7.65%	(4.55)%

Based on market price	0.90%	(5.77)%[7]	(2.29)%	19.86%	6.61%	(14.07)%

Ratios to Average Net Assets
Total expenses	1.09%[8]	1.12%[9]	1.10%	1.09%	1.11%	1.10%

Total expenses after fees waived and/or reimbursed	1.01%[8]	1.03%[9]	1.05%	1.07%	1.11%	1.10%

Net investment income (loss)	1.09%[8]	(0.13)%[9]	1.17%	1.49%	1.97%	1.37%

Supplemental Data
Net assets, end of period (000)	$764,154	$836,552	$867,986	$995,736	$910,481	$959,153

Portfolio turnover rate	67%	14%	195%	266%	226%	217%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

116	ANNUAL REPORT	DECEMBER 31, 2015

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014				Period March 30, 2011[1] through October 31, 2011

			Year Ended October 31
			2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$11.67	$12.50	$13.54	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.25	0.04	0.23	0.25	0.18	0.03
Net realized and unrealized loss	(2.76)	(0.72)	(0.27)	(0.97)	(0.19)	(1.57)

Net decrease from investment operations	(2.51)	(0.68)	(0.04)	(0.72)	(0.01)	(1.54)

Distributions:[4]
Net investment income	(0.25)	(0.02)	(0.31)	(0.14)	(0.26)	—
Net realized gain	—	—	—	—	(0.01)	(0.24)
Return of capital	(0.56)	(0.13)	(0.69)	(1.02)	(1.13)	(0.46)

Total distributions	(0.81)	(0.15)	(1.00)	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	—	—	—	(0.03)

Net asset value, end of period	$8.35	$11.67	$12.50	$13.54	$15.42	$16.83

Market price, end of period	$7.11	$9.71	$10.78	$11.68	$14.12	$14.95

Total Return[5]
Based on net asset value	(21.31)%	(5.20)%[6]	0.61%	(3.61)%[7]	0.90%	(7.80)%[6]

Based on market price	(19.47)%	(8.53)%[6]	0.58%	(9.19)%	4.02%	(21.79)%[6]

Ratios to Average Net Assets
Total expenses	1.07%	1.15%[8]	1.35%[9]	1.27%	1.25%	1.35%[8]

Total expenses after fees waived and/or reimbursed	1.07%	1.04%[9]	1.06%[9]	1.07%	1.05%	1.13%[8]

Net investment income	2.43%	2.01%[8]	1.70%	1.76%	1.14%	0.27%[8]

Supplemental Data
Net assets, end of period (000)	$827,040	$1,156,499	$582,220	$630,617	$718,016	$783,792

Portfolio turnover rate	74%	2%	62%	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.
[7]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[8]	Annualized.

[9]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	117

Financial Highlights	BlackRock Science and Technology Trust (BST)

	Year Ended December 31, 2015	Period October 30, 2014[1] to December 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$19.43	$19.10 [2]

Net investment income (loss)[3]	0.03	(0.01)
Net realized and unrealized gain	1.44	0.48

Net increase from investment operations	1.47	0.47

Distributions:[4]
Net investment income	(0.03)	(0.00)[5]
Distributions in excess of net investment income	(0.01)	—
Return of capital	(1.16)	(0.10)

Total distributions	(1.20)	(0.10)

Capital Charges with respect to the issuance of Shares	—	(0.04)

Net asset value, end of period	$19.70	19.43

Market price, end of period	$17.31	17.59

Total Return[6]
Based on net asset value	8.61%	2.31%[7]

Based on market price	5.36%	(11.55)%[7]

Ratios to Average Net Assets
Total expenses	1.12%	1.19%[8]

Total expenses after fees waived and paid indirectly	0.92%	0.97%[8]

Net investment income (loss)	0.15%	(0.24)%[8]

Supplemental Data
Net assets, end of period (000)	$443,477	$437,380

Portfolio turnover rate	91%	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.
[8]	Annualized.

See Notes to Financial Statements.

118	ANNUAL REPORT	DECEMBER 31, 2015

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Year Ended December 31, 2015	Period November 1, 2014 to December 31, 2014	Year Ended October 31,		Period November 25, 2011[1] through October 31, 2012

			2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$22.47	$22.40	$20.78	$20.22	$19.10 [2]

Net investment income[3]	0.47	0.11	0.51	0.57	0.54
Net realized and unrealized gain (loss)	(1.99)	0.20	2.68	1.44	1.71

Net increase from investment operations	(1.52)	0.31	3.19	2.01	2.25

Distributions:[4]
Net investment income	(0.42)	(0.10)	(0.51)	(0.52)	(0.49)
Net realized gain	(0.54)	—	(0.37)	(0.42)	(0.41)
Return of capital	(0.49)	(0.14)	(0.69)	(0.51)	(0.19)

Total distributions	(1.45)	(0.24)	(1.57)	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	—	—	—	(0.04)

Net asset value, end of period	$19.50	$22.47	$22.40	$20.78	$20.22

Market price, end of period	$16.78	$20.74	$20.02	$18.36	$19.03

Total Return[5]
Based on net asset value	(6.09)%	1.50%[6]	16.94%	11.18%	12.05%[6]

Based on market price	(12.45)%	4.82%[6]	18.29%	4.37%	0.71%[6]

Ratios to Average Net Assets
Total expenses	1.11%	1.17%[7]	1.10%	1.11%	1.12%[7]

Total expenses after fees waived and/or reimbursed	1.11%	1.11%[7]	1.10%	1.10%	1.11%[7]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.11%	1.11%[7]	1.10%	1.10%	1.10%[7]

Net investment income	2.24%	2.83%[7]	2.36%	2.83%	2.94%[7]

Supplemental Data
Net assets, end of period (000)	$329,747	$379,830	$378,762	$351,325	$341,939

Portfolio turnover rate	20%	2%	41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	119

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts” or individually, as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Global Opportunities Equity Trust	BOE	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Non-diversified
BlackRock International Growth and Income Trust	BGY	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Non-diversified

The Boards of Directors/Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board of BDJ, the Board and shareholders of BCX and the Board and shareholders of each of BlackRock Dividend Income Trust (BQY), BlackRock EcoSolutions Investment Trust (BQR) and BlackRock Real Asset Equity Trust (BCF) (individually a “Target Trust” and collectively the “Target Trusts”) approved separate plans of reorganization pursuant to which BDJ would acquire substantially all of the assets and assume substantially all of the liabilities of BQY in exchange for an equal aggregate value of newly issued shares of BDJ and BCX would acquire substantially all of the assets and assume substantially all of the liabilities of BQR and BCF in exchange for an equal aggregate value of newly issued shares of BCX in separate merger transactions.

Each shareholder of BQY received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

Each shareholder of BQR and BCF received shares of BCX in an amount equal to the aggregate NAV of such shareholder’s shares, as determined at the close of business on December 5, 2014 less the costs of the Target Trust’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ and BCX in the following amounts and at the following conversion ratios:

Target Trust	Shares Prior to Reorganizations	Conversion Ratio	Shares of BDJ
BQY	6,033,028	1.57393059	9,495,566

Target Trusts	Shares Prior to Reorganizations	Conversion Ratio	Shares of BCX
BQR	12,564,457	0.73620796	9,250,050
BCF	57,173,280	0.75619994	43,234,424

120	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

Each Target Trust’s net assets and composition of net assets on December 5, 2014, the date of the reorganization, were as follows:

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQY	$82,012,845	$74,388	$(4,394,868)	$10,788,969	$88,481,334

Target Trusts	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Loss	Net Unrealized Appreciation	Net Assets
BQR	$163,163,281	—	$ (64,418,338)	$11,883,961	$110,628,904
BCF	$581,405,775	$(315,467)	$(112,655,107)	$48,639,598	$517,074,799

For financial reporting purposes, assets received and shares issued by BDJ and BCX were recorded at fair value. However, the cost basis of the investments being received from the respective Target Trusts were carried forward to align ongoing reporting of BDJ’s and BCX’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BDJ and BCX before the acquisitions were $1,672,452,880 and $557,033,644, respectively.

The aggregate net assets of BDJ and BCX immediately after the acquisitions amounted to $1,760,934,213 and $1,184,737,348, respectively. Each Target Trust’s fair value and cost of investments prior to the reorganizations were as follows:

Target Trust	Fair Value of Investments	Cost of Investments
BQY	$88,510,430	$77,716,510

Target Trust	Fair Value of Investments	Cost of Investments
BQR	$110,216,946	$ 98,315,757
BCF	$517,114,717	$468,473,614

The purpose of these transactions was to combine five funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions into two funds. Each reorganization was a tax-free event and was effective on December 8, 2014.

Assuming the acquisition had been completed on November 1, 2014 the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

•	Net investment income/loss: $6,739,981

•	Net realized and change in unrealized gain/loss on investments: $20,388,852

•	Net increase in net assets resulting from operations: $27,128,833

Assuming the acquisition had been completed on December 8, 2014 the beginning of the fiscal reporting period of BCX, the pro forma results of operations for the period ended, December 31, 2014, are as follows:

•	Net investment income/loss: $3,796,955

•	Net realized and change in unrealized gain/loss on investments: $(56,054,826)

•	Net increase in net assets resulting from operations: $(52,257,871)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BQY, BQR and BCF that have been included in BDJ and BCX Statement of Operations since December 8, 2014.

ANNUAL REPORT	DECEMBER 31, 2015	121

Notes to Financial Statements (continued)

Reorganization costs incurred by BDJ and BCX in connection with their respective reorganizations were expensed by BCX and BDJ.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. During the year ended December 31, 2015, there were no transactions in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts, options written and forward foreign currency exchange contracts), that would be treated as “senior securities” for 1940 Act purposes, such Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, a Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to each Trust’s level distribution plan, each Trust intends to make monthly distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be

122	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Trust’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trusts enter into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several Trusts are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

Correction of Previously Issued Financial Statements: For the year ended December 31, 2015, the Distributions in excess of net investment income was overstated by $168,242 within the section “Net Assets Consist of” on the Statements of Assets and Liabilities for BGY. As a result, there was a corresponding understatement of Net Assets within this section. In addition, the Statements of Changes in Net Assets and the Financial Highlights reflected the immaterial error in the Distributions in excess of net investment income and Net Assets amounts, respectively. The affiliated income disclosed in the Notes to the Schedule of Investments was overstated by $168,242 as well. Management elected to revise the financial statements to correct these errors. The corrections have no impact on the amounts previously reported for net investment income, performance or net asset value per share. In addition, there is no impact to reports previously filed for other interim or annual periods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust’s use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

ANNUAL REPORT	DECEMBER 31, 2015	123

Notes to Financial Statements (continued)

•	Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

•

The Trust values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value

124	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trusts’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties, obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s met payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

BGR
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$887,881	$(887,881)	—

ANNUAL REPORT	DECEMBER 31, 2015	125

Notes to Financial Statements (continued)

BOE
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$425,337	$(425,337)	—

BGY
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$2,533,580	$(2,533,580)	—
Nomura Securities international, Inc.	48,400	(48,400)	—
Total	$2,581,980	$(2,581,980)	—

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
SG Americas Securities LLC	$29,062	$(29,062)	—

BST
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$108,885	$(108,885)	—

[1]	Collateral with a value of $944,554, $427,550, $2,751,247, $35,689 and $119,000 has been received in connection with securities lending agreements for BGR, BOE, BGY, BCX and BST, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Trusts could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically, their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency

126	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to better define the Trusts’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, a Trust’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, a Trust may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

ANNUAL REPORT	DECEMBER 31, 2015	127

Notes to Financial Statements (continued)

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BCX	1.00%
BUI	1.00%

BST pays the Manager a monthly fee of 1.00% of its average daily managed assets. Managed assets are the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The Manager has agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15%	December 31, 2019
	0.10%	December 31, 2020
	0.05%	December 31, 2021

Effective July 1, 2015, the Manager has voluntarily agreed to waive a portion of its investment advisory fees on the following Trusts as a percentage of average daily net assets as follows:

BGR	0.050%
BDJ	0.025%
BOE	0.050%
BGY	0.100%

Prior to July 1, 2015, the Manager had voluntarily agreed to waive 0.05% of the investment advisory fees on BGY as a percentage of its average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the year ended December 31, 2015, investment advisory fees waived which is included in fees waived by the Manager in the Statements of Operations were as follows:

BGR	$121,210
BDJ	$207,534
BOE	$257,227
BGY	$613,033
BST	$885,533

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

128	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. For the period ended December 31, 2015, the amounts waived pursuant to this arrangement were as follows:

BGR	$9,560
CII	$17,996
BDJ	$17,074
BOE	$11,317
BME	$8,987
BGY	$28,199
BCX	$11,707
BST	$6,330
BUI	$8,324

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for BGR and BCX. The Manager pays BIL for services it provides to each Trust, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME compensates BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is redistributed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2015 amounted to $20,882.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective January 1, 2015, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending — affiliated — net in the Statements of Operations. For the period ended December 31, 2015, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$48,018
CII	$2,523
BDJ	$9
BOE	$3,906
BME	$1,197
BGY	$8,555
BCX	$5,692
BST	$4,998
BUI	$1,411

ANNUAL REPORT	DECEMBER 31, 2015	129

Notes to Financial Statements (continued)

BUI recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the period ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
CII	$7,986,521	$17,172,283
BOE	—	$7,857,836
BME	$283,871	$497,623

7. Purchases and Sales:

For the period ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$301,132,625	$299,735,761
CII	$890,250,017	$940,518,266
BDJ	$432,091,791	$492,641,353
BOE	$748,690,709	$819,771,661
BME	$210,593,812	$255,265,710
BGY	$519,552,661	$576,854,177
BCX	$742,575,273	$754,602,008
BST	$415,462,936	$390,706,737
BUI	$68,799,370	$82,822,903

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for the year ended December 31, 2015, the period ended December 31, 2014 and each of the three years ended October 31, 2014 with the exception of BST and BUI. The statutes of limitations on BUI’s U.S. federal tax returns remains open for the year ended December 31, 2015, the period ended December 31, 2014, the two years ended October 31, 2014 and the period ended October 31, 2012. The statutes of limitations on BST’s U.S. federal tax returns remains open for the year ended December 31, 2015 and the period ended December 31, 2014. The statute of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ as of December 31, 2015, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, the characterization of corporate actions, income recognized from investments in partnerships, the expiration of capital loss carryforwards and the accounting for real estate investment trusts were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BME
Paid-in capital	—	—	$(29,846,203)	$(27,549,574)	$(2,765,264)
Undistributed (distributions in excess of) net investment income	$(194,876)	$6,174,623	$(79,725)	$835,130	$4,868,431
Accumulated net realized gain (loss)	$194,876	$(6,174,623)	$29,925,928	$26,714,444	$(2,103,167)

130	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

	BGY	BCX	BST	BUI
Paid-in capital	—	$(2,849,098)	—	$138,554
Undistributed (distributions in excess of) net investment income	$1,135,194	$222,993	$(72,717)	$(218,153)
Accumulated net realized gain (loss)	$(1,135,194)	$2,626,105	$72,717	$79,599

The tax character of distributions paid was as follows:

	BGR	CII	BDJ	BOE	BME
Ordinary income
12/31/15	$8,567,540	$6,318,821	$31,248,083	$18,801,869	$21,088,719
12/31/14	$20,473,130	$4,539,117	$6,490,341	—	$10,151,557
10/31/14	$44,116,137	$28,519,674	$29,340,373	$30,973,920	$16,767,193
Long-term capital gains
12/31/15	—	$46,626,859	—	—	$32,647,617
12/31/14	$21,497,236	—	—	—	$10,928,227
10/31/14	$82,539,116	—	—	—	$13,009,161
Tax return of capital
12/31/15	$36,005,387	—	$74,655,369	$62,076,530	—
12/31/14	—	$4,285,163	$10,716,791	$13,959,167	—
10/31/14	—	$28,838,146	$79,569,763	$62,866,563	—

Total
12/31/15	$44,572,927	$52,945,680	$105,903,452	$80,878,399	$53,736,336

12/31/14	$41,970,366	$8,824,280	$17,207,132	$13,959,167	$21,079,784

10/31/14	$126,655,253	$57,357,820	$108,910,136	$93,840,483	$29,776,354

	BGY	BCX	BST	BUI
Ordinary income
12/31/15	$12,357,754	$24,837,338	$748,679	$14,070,240
12/31/14	—	$2,386,991	$48,058	$1,712,370
10/31/14	$22,280,887	$14,352,994	—	$8,735,252
Long-term capital gains
12/31/15	—	—	—	$2,129,355
12/31/14	—	—	—	—
10/31/14	—	—	—	$6,241,040
Tax return of capital
12/31/15	$52,315,941	$55,321,839	$26,260,431	$8,349,317
12/31/14	$11,548,874	$8,841,474	$2,202,701	$2,379,115
10/31/14	$57,741,812	$32,315,467	—	$11,593,002

Total
12/31/15	$64,673,695	$80,159,177	$27,009,110	$24,548,912

12/31/14	$11,548,874	$11,228,465	$2,250,759	$4,091,485

10/31/14	$80,022,699	$46,668,461	—	$26,569,294

ANNUAL REPORT	DECEMBER 31, 2015	131

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BME
Undistributed ordinary income	—	$1,889	—	—	$199,250
Undistributed long-term capital gains	—	1,824,455	—	—	6,899,552
Capital loss carryforwards	$(90,148,351)	(7,402,495)	$(80,260,679)	$(38,148,041)	—
Net unrealized gains (losses)[1]	(112,834,510)	(17,242,521)	254,880,412	87,990,024	93,243,295
Qualified late-year losses[2]	(14,981,074)	—	—	(2,593,413)	—

Total	$(217,963,935)	$(22,818,672)	$174,619,733	$47,248,570	$100,342,097

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, and the deferral of compensation to Trustees.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

	BGY	BCX	BST	BUI
Capital loss carryforwards	$(527,699,123)	$(355,720,427)	$(17,183,438)	—
Net unrealized gains (losses)[1]	7,499,918	(200,602,112)	67,179,342	$42,741,517
Qualified late-year losses[2]	(6,318,332)	(2,928,032)	(6,906,164)	(1,189,909)

Total	$(526,517,537)	$(559,250,571)	$43,089,740	$41,551,608

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, and the deferral of compensation to Trustees.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of period end, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST
No expiration date[3]	$90,148,351	—	$10,263,758	—	$13,249,726	$351,265,582	$17,183,438
2016	—	$4,870,467	61,470,173	$38,148,041	458,843,935	2,659,644	—
2017	—	2,532,028	8,526,748	—	55,605,462	1,795,201	—

Total	$90,148,351	$7,402,495	$80,260,679	$38,148,041	$527,699,123	$355,720,427	$17,183,438

[3]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2015, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

CII	$77,134,401
BDJ	$21,337,943
BOE	$26,636,753
BUI	$819,024

As of period end, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BME
Tax cost	$535,115,298	$688,835,574	$1,392,507,050	$905,386,360	$202,014,141

Gross unrealized appreciation	$5,347,748	$31,052,817	$288,337,522	$133,850,334	$97,402,717
Gross unrealized depreciation	(118,984,446)	(48,607,739)	(26,199,539)	(41,197,023)	(761,903)

Net unrealized appreciation (depreciation)	$(113,636,698)	$(17,554,922)	$262,137,983	$92,653,311	$96,640,814

	BGY	BCX	BST	BUI
Tax cost	$749,068,325	$1,026,211,665	$378,183,803	$277,463,509

132	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (continued)

	BGY	BCX	BST	BUI
Gross unrealized appreciation	$64,458,051	$29,796,513	$77,609,510	$68,610,164
Gross unrealized depreciation	(46,716,105)	(223,179,635)	(10,194,033)	(13,656,277)

Net unrealized appreciation (depreciation)	$17,741,946	$(193,383,122)	$67,415,477	$54,953,887

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy; the overall market and; local, regional or global political, or/and social or instability; as well as currency, interest rate and price fluctuations also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Health Care	BME
Information Technology	BST
Materials	BCX
Utilities	BUI
Financials	BDJ, BGY

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	DECEMBER 31, 2015	133

Notes to Financial Statements (continued)

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, BOE’s and BGY’s investments had the following industry classifications:

Industry	BOE	BGY
Banks	9%	14%
Internet Software & Services	9%	2%
Pharmaceuticals	7%	11%
Oil, Gas & Consumable Fuels	6%	4%
Beverages	4%	6%
Diversified Telecommunication Services	2%	5%

        * All other industries held were each less than 5%.

10. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Prior to commencement of operations, organization costs associated with the establishment of BST were expensed by BST. Offering costs incurred in connection with the Trust’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $795,000.

Transactions in common shares of beneficial interest during the period ended December 31, 2014 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-allotment Option
BST	10/30/2014	21,007,592	1,500,000

For the period shown, shares issued and outstanding increased by the following amounts as a result of reorganizations:

Period Ended December 31, 2014
BDJ	9,495,566
BCX	52,484,474

For the period shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

Year Ended December 31, 2015
BME	252,980

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Year Ended December 31, 2015	Period Ended December 31, 2014	Year Ended October 31, 2014
BGR	59,109	—	—
BME	117,681	45,589	67,810

134	ANNUAL REPORT	DECEMBER 31, 2015

Notes to Financial Statements (concluded)

For the period ended December 31, 2015, CII, BDJ, BOE, BGY, BCX, BST and BUI, for the period ended December 31, 2014, BGR, CII, BOE, BGY, and BUI and for the year ended October 31, 2014, BGR, CII, BDJ, BOE, BGY, BCX and BUI, shares issued and outstanding remained constant.

BME filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 453,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). As of period end, 200,020 Common Shares remain available for issuance under the Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by BME in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

At December 31, 2015, 7,592 shares of BlackRock Science & Technology Fund (BST) were owned by affiliates.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a distribution on January 29, 2016 to shareholders of record on January 15, 2016 as follows:

Common Dividend Per Share
BGR	$0.11000
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.20000
BGY	$0.04900
BCX	$0.06550
BST	$0.10000
BUI	$0.12100

Additionally, certain Trusts declared a distribution in the following amounts per share on February 1, 2016 payable to shareholders of record on February 16, 2016 as follows:

Common Dividend Per Share
BGR	$0.11000
CII	$0.10000
BDJ	$0.04670
BOE	$0.09700
BME	$0.20000
BGY	$0.04900
BCX	$0.06550
BST	$0.10000
BUI	$0.12100

ANNUAL REPORT	DECEMBER 31, 2015	135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Utility and Infrastructure Trust, and the Board of Directors and Shareholder of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure Trust, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Energy and Resources trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure Trust, the “Trusts”), as of December 31, 2015, and the related consolidated statements of operations and cash flows for the period then ended, the consolidated statements of changes in net assets for each of the periods presented and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Science and Technology Trust and BlackRock Utility and Infrastructure as of December 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Resources & Commodities Strategy Trust as of December 31, 2015, the consolidated results of its operations and the cash flows for the year then ended, the consolidated changes in net assets for each of the periods presented, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2016 (March 31, 2016 as to the effects of the restatement discussed in Note 2)

136	ANNUAL REPORT	DECEMBER 31, 2015

Important Tax Information (Unaudited)

During the taxable period ended December 31, 2015, the following information is provided with respect to the distributions paid by the Trusts:

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]
BGR	01/30/15 - 12/31/15	—	79.82%	20.18%	18.65%	—	—	—
	02/27/15 - 12/31/15	—	80.87%	19.13%	17.76%	—	—	—
CII	01/30/15 - 12/31/15	88.07%	—	11.93%	11.93%	—	—	—
BDJ	01/30/15 - 12/31/15	—	70.50%	29.50%	29.50%	—	—	—
BOE	01/30/15 - 12/31/15	—	76.75%	19.61%	7.92%	—	—	—
BME	01/30/15 - 04/30/15	50.27%	—	8.84%	7.48%	49.73%	—	—
	05/29/15	55.70%	—	7.48%	6.10%	39.45%	—	—
	06/30/15 - 12/31/15	62.04%	—	5.88%	4.48%	27.42%	—	—
BGY	01/30/15 - 12/31/15	—	80.89%	19.60%	0.71%	—	13.24%	2.15%
BCX	01/30/15 - 12/31/15	—	69.03%	30.97%	13.86%	—	—	—
BST	01/30/15 - 12/31/15	—	97.23%	2.77%	2.77%	—	—	—
BUI	01/30/15 - 12/31/15	8.67%	34.01%	30.87%	22.21%	28.41%	—	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.

[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The foreign taxes paid represent taxes incurred by the Trust on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	DECEMBER 31, 2015	137

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of all distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

138	ANNUAL REPORT	DECEMBER 31, 2015

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012 ; Director, CircleBlack Inc. (financial technology company). since 2015.	75 RICs consisting of 75 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011	108 RICs consisting of 230 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	75 RICs consisting of 75 Portfolios	The McClatchy Company (publishing)
James T. Flynn[2] 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013 ; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services), Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	DECEMBER 31, 2015	139

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015 which the Board believes is in the best interest of shareholders.

[3]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 230 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 328 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

140	ANNUAL REPORT	DECEMBER 31, 2015

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Trusts from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Trustees of the Trusts.

ANNUAL REPORT	DECEMBER 31, 2015	141

Officers and Trustees (concluded)

Investment Advisor	Custodians
BlackRock Advisors, LLC	The Bank of New York Mellon
Wilmington, DE 19809	New York, NY 10286[2]

Sub-Advisors
BlackRock International LTD.[1]	Brown Brothers, Harriman & Co.
Edinburgh, EH3 8JB	Boston, MA 02109[3]
United Kingdom

Accounting Agent	Transfer Agent
The Bank of New York Mellon	Computershare Trust Company, N.A.
Brooklyn, NY 11217	Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

Distributor
BlackRock Investments, LLC[4]
New York, NY 10022

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For BGR and BCX.

[2]	For all Trusts except CII.

[3]	For CII.

[4]	For BME.

Effective November 2, 2015, Alastair Bishop became a portfolio manager of BGR. Effective December 31, 2015, Robin Batchelor ceased being a portfolio manager of BGR. The other portfolio managers of BGR are Kyle McClements, Chris Accettella and Poppy Allonby.

Effective February 23, 2015, Peter Stournaras became a portfolio manager of CII. The other portfolio managers of CII are Kyle McClements and Christopher Accettella.

Effective December 31, 2015, Kathleen Anderson ceased being a portfolio manager of BDJ. The other portfolio managers of BDJ are Robert Shearer, Kyle McClements, Chris Accettella and Tony DeSpirito.

Effective February 5, 2015, Simon McGeough became a portfolio manager of BGY and BOE. The other portfolio managers of BGY and BOE are Thomas Callan, Kyle McClements, Christopher Accettella, Ian Jamieson and Erin Xie.

Effective December 1, 2015, Skye Macpherson became a portfolio manager and Desmond Chung ceased being a portfolio manager of BCX. The other portfolio managers of BCX are Kyle McClements, Christopher Accettella, Joshua Freedman and Thomas Holl.

Effective December 31, 2015, Tony DeSpirito became a portfolio manager and Kathleen Anderson ceased being a portfolio manager of BUI. The other portfolio managers of BUI are Robert Shearer, Kyle McClements and Christopher Accettella.

142	ANNUAL REPORT	DECEMBER 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust except for CII. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BDJ	166,239,726	7,989,429	0	166,028,152	8,201,003	0	166,487,738	7,741,417	0
BGR	25,207,234	624,455	0	25,175,307	656,382	0	25,219,069	612,620	0
BOE	59,904,099	2,621,445	0	59,857,124	2,668,420	0	59,894,733	2,630,811	0
BME	7,112,601	92,957	0	7,094,465	111,094	0	7,080,176	125,382	0
BGY	97,709,677	2,904,955	0	97,639,353	2,975,279	0	97,611,539	3,003,093	0
BCX	86,680,897	5,396,680	0	86,661,339	5,416,238	0	86,657,844	5,419,733	0
BUI	14,812,750	330,822	0	14,805,757	337,815	0	14,825,116	318,456	0
BST	20,120,489	619,868	0	20,134,231	606,126	0	20,142,565	597,792	0

	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BDJ	166,357,579	7,871,576	0	166,408,669	7,820,486	0
BGR	25,239,657	592,032	0	25,177,059	654,630	0
BOE	59,900,401	2,625,143	0	59,896,280	2,629,264	0
BME	7,108,003	97,555	0	7,103,537	102,022	0
BGY	97,697,840	2,916,792	0	97,657,422	2,957,210	0
BCX	86,696,917	5,380,660	0	86,667,414	5,410,163	0
BUI	14,793,444	350,128	0	14,785,832	357,740	0
BST	20,134,718	605,639	0	20,139,117	601,240	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II.

[2]	Class III.

[3]	Class I.

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for CII. There were no broker non-votes with regard to the Trust.

Approved the Trustees as follows for CII only:

	Votes For	Votes Withheld	Abstain
Michael J. Castellano	40,072,938	1,040,455	0
Richard E. Cavanagh	40,047,116	1,066,277	0
Frank J. Fabozzi	39,998,055	1,115,338	0
Kathleen F. Feldstein	39,950,440	1,162,953	0
James T. Flynn	39,929,155	1,184,238	0
Jerrold B. Harris	40,018,016	1,095,377	0
R. Glenn Hubbard	40,019,127	1,094,266	0
W. Carl Kester	40,077,096	1,036,297	0
Barbara G. Novick	40,039,178	1,074,215	0
John M. Perlowski	40,094,509	1,018,884	0
Karen P. Robards	40,034,902	1,078,491	0

Trust Certification

All Trusts are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	DECEMBER 31, 2015	143

Additional Information

General Information

The Trusts, except for BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of each Trust, except for BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as described on page 142, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’ at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

144	ANNUAL REPORT	DECEMBER 31, 2015

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME filed a final prospectus with the SEC in connection with its Shelf Offerings, which was declared effective on August 11, 2015. This report and the prospectus are not offers to sell BME Common Shares or solicitations to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about BME, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. A copy of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2015	145

This report is intended for existing current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]
BlackRock International Growth and Income Trust	$51,438	$44,010	$0	$0	$15,147	$4,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 The registrant changed its fiscal year end from October to December in 2014 so this fiscal year consists of the two months ended December 31, 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End 12/31/2015	Previous Fiscal Year End 12/31/2014[4]
BlackRock International Growth and Income Trust	$15,147	$4,000

1 The registrant changed its fiscal year end from October to December in 2014 so this fiscal year consists of the two months ended December 31, 2014.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.
Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Thomas P. Callan, CFA, Managing Director at BlackRock, Erin Xie, PhD, MBA, Managing Director at BlackRock, Ian Jamieson, CFA, Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock and Simon McGeough, Director at BlackRock. Messrs. Callan, Jamieson, McClements, Accettella and McGeough and Ms. Xie are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Callan, Jamieson and McClements and Ms. Xie have been members of the Fund’s portfolio management team since 2007. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012. Mr. McGeough has been a member of the Fund’s portfolio management team since 2015.

Portfolio Manager	Biography
Thomas P. Callan, CFA	Managing Director of BlackRock since 1998; Head of BlackRock’s Global Opportunities equity team.

Erin Xie, PhD, MBA	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006; Senior Vice President of State Street Research & Management from 2001 to 2005.
Ian Jamieson, CFA	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Simon McGeough	Director of BlackRock since 2015; Vice President of BlackRock from 2009 to 2015.

(a)(2) As of December 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas P. Callan, CFA	11	8	3	0	0	2
	$11.35 Billion	$5.14 Billion	$1.04 Billion	$0	$0	$979.5 Million
Erin Xie, PhD, MBA	4	2	2	0	0	2
	$7.87 Billion	$4.00 Billion	$979.5 Million	$0	$0	$979.5 Million
Ian Jamieson, CFA	6	6	1	0	0	0
	$3.72 Million	$1.14 Billion	$64.14 Million	$0	$0	$0
Kyle G. McClements, CFA	8	10	0	0	0	0
	$5.61 Billion	$1.13 Billion	$0	$0	$0	$0
Christopher Accettella	8	10	0	0	0	0
	$5.61 Billion	$1.13 Billion	$0	$0	$0	$0
Simon McGeough	4	4	1	0	0	0
	$2.29 Billion	$580.7 Million	$64.14 Million	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,

BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Callan, Jamieson and McGeough and Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Callan, Jamieson and McGeough and Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2015:

Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of December 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Callan, Jamieson and McGeough and Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation

Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Thomas P. Callan, CFA	None
Erin Xie, PhD, MBA	None
Ian Jamieson, CFA	None
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	None
Simon McGeough	None

(b) Not Applicable

Item 9 –		Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) –	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosure to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Growth and Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Growth and Income Trust

Date: April 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Growth and Income Trust

Date: April 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Growth and Income Trust

Date: April 1, 2016